1933 Act Registration No. 333-121448
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                             EVERGREEN EQUITY TRUST
                       (Evergreen Large Cap Equity Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006

                             EVERGREEN MASTERS FUND
                               200 Berkeley Street
                              Boston, MA 02116-5034
February 18, 2005

Dear Shareholder,

         As a shareholder of Evergreen Masters Fund ("Masters Fund"), you are invited to vote on a proposal to merge Masters Fund into Evergreen Large Cap Equity Fund ("Large Cap Equity Fund") (formerly Evergreen Stock Selector Fund), another mutual fund within the Evergreen family of funds (the "Merger"). The Board of Trustees of Evergreen Equity Trust has approved the Merger and recommends that you vote FOR this proposal.

     If approved by shareholders, this is how the Merger will work:

o Your Fund will transfer its assets and identified liabilities to Large Cap Equity Fund.
o Large Cap Equity Fund will issue new shares that will be distributed to you in an amount equal to the value of your Masters Fund shares. You will receive Class A, Class B, Class C, or Class I shares of Large Cap
  Equity Fund, depending on the class of shares of Masters Fund you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.
o You will not incur any sales loads or similar transaction charges as a result of the Merger.
o The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes.

     Details about Large Cap Equity Fund's investment goal, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

     Votes on the proposal will be cast at a special meeting of Masters Fund's shareholders to be held on April 1, 2005. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage paid envelope provided, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.


     If you have any questions about the proposal or the proxy card, please call Investor Connect, our proxy solicitor, at 800.780.7505 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If Masters Fund does not receive your vote after several weeks, you may receive a telephone call from Investor Connect requesting your vote. Investor Connect has been retained to act as our proxy solicitor and will receive as compensation for seeking shareholder votes and answering shareholder questions an estimated amount of $4,500. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC.


     Thank you for taking this matter seriously and participating in this important process.

                                            Sincerely,

                                            /s/ Dennis H. Ferro

                                           Dennis H. Ferro
                                           President and Chief Executive Officer
                                           Evergreen Investment Company, Inc.

                             EVERGREEN MASTERS FUND

                               200 Berkeley Street

                        Boston, Massachusetts 02116-5034

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON APRIL 1, 2005

          A Special Meeting (the "Meeting") of Shareholders of Evergreen Masters Fund ("Masters Fund"), a series of Evergreen Equity Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on April 1, 2005 at 2:00 p.m., Eastern time, and any adjournments thereof, for the following purposes:


1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of January 3, 2005, providing for the acquisition of all the assets of Masters Fund by Evergreen Large Cap Equity Fund ("Large Cap Equity Fund"), a series of Evergreen Equity Trust, in exchange for shares of Large Cap Equity Fund and the assumption by Large Cap Equity Fund of the identified liabilities of Masters Fund. The Plan also provides for distribution of those shares of Large Cap Equity Fund to shareholders of Masters Fund in liquidation and subsequent termination of Masters Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Masters Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.


         On behalf of Masters Fund, the Board of Trustees of Evergreen Equity Trust has fixed the close of business on January 14, 2005 as the record date for the determination of shareholders of Masters Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                             By order of the Board of Trustees


                                             Michael H. Koonce
                                             Secretary

February 18, 2005

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       of
                             EVERGREEN MASTERS FUND
                                      into
                         EVERGREEN LARGE CAP EQUITY FUND
                     each a series of Evergreen Equity Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger (the "Merger") of Evergreen Masters Fund ("Masters Fund") into Evergreen Large Cap Equity Fund ("Large Cap Equity Fund"). If approved, the Merger will result in your receiving shares of Large Cap Equity Fund in exchange for your shares of Masters Fund. The investment goals of both Funds are similar. Masters Fund seeks long-term capital growth and Large Cap Equity Fund seeks maximum capital growth.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE


--------------------------------------------------------------      ---------------------------------------------------------------
See:                                                                How to get these documents:
--------------------------------------------------------------      ---------------------------------------------------------------
--------------------------------------------------------------      ---------------------------------------------------------------

Prospectus for Classes A, B, C and I shares of Large Cap              The Funds make all of these documents available to you free
Equity Fund and Master Fund, dated February 1, 2004 as                of charge if you:
supplemented July 1, 2004, August 9, 2004,October 1, 2004             o Call 800.343.2898, or
and December 9, 2004, which accompanies this                          o Write the Funds at 200 Berkeley Street, Boston,
prospectus/proxy statement.                                             Massachusetts 02116-5034.

Prospectus for Class IS shares of Large Cap Equity Fund,              You can also obtain any of these documents for a fee from the
dated February 1, 2004, as supplemented August 9, 2004,               SEC if you:
October 1, 2004 and December 9, 2004.
                                                                      o Call the SEC at 202.942.8090.
                                                                      Or for free if you:
Statement of additional information for both Funds, dated             o Go to the EDGAR Database on the SEC's Website
February 1, 2004, as supplemented July 1, 2004,                       (http://www.sec.gov).
July 7, 2004 and October 1, 2004.
                                                                      To ask questions about this prospectus/proxy statement:

                                                                      o Call 800.780.7505, or
Semi-annual reports for both Funds, dated March 31, 2004.             o Write to the Funds at 200 Berkeley Street, Boston,
                                                                        Massachusetts 02116-5034.
Annual reports for both Funds, dated September 30, 2004.
                                                                      The Funds' SEC file numbers are as follows:

Statement of additional information, dated February 18,               o Masters Fund, 811-08413 and 333-37453
2005, which relates to this prospectus/proxy statement
and the Merger.                                                       o Large Cap Equity Fund, 811-08413 and 333-37453
-------------------------------------------------------------- ---------------------------------------------------------------


     Information relating to each Fund contained in each Fund's annual and semi-annual reports, prospectuses and statement of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

     The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

     The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

            The address of both Funds is 200 Berkeley Street, Boston,
                            Massachusetts 02116-5034
                          (Telephone: 800.343.2898).


               PROSPECTUS/PROXY STATEMENT DATED FEBRUARY 18, 2005

                                TABLE OF CONTENTS


SUMMARY...................................................................................................5
     What are the key features of the Merger?.............................................................5
     After the Merger, what class of shares of Large Cap Equity Fund will I own?..........................5
     How do the Funds' investment goals, principal investment strategies and risks compare?...............5
     How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same
     way?.................................................................................................8
     How do the Funds' performance records compare?.......................................................10
     Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory
     fee be after the Merger?.............................................................................11
     Are there any legal proceedings that have commenced against the Evergreen funds and/or
     EIMC?................................................................................................12
     What will be the primary federal income tax consequences of the Merger?..............................13
RISKS.....................................................................................................13
     What are the primary risks of investing in each Fund?................................................13
     Are there any other risks of investing in each Fund?.................................................14

MERGER INFORMATION........................................................................................15

     Reasons for the Merger...............................................................................15
     Agreement and Plan of Reorganization.................................................................16
     Federal Income Tax Consequences......................................................................17
     Pro-forma Capitalization.............................................................................18
     Distribution of Shares...............................................................................19
     Calculating the Share Price..........................................................................20

     Purchase and Redemption Procedures...................................................................21
     Short-Term Trading Policy............................................................................21
     Exchange Privileges..................................................................................22
     Dividend Policy......................................................................................22
INFORMATION ON SHAREHOLDERS' RIGHTS.......................................................................22
     Form of Organization.................................................................................22
     Capitalization.......................................................................................22
     Shareholder Liability................................................................................23
     Shareholder Meetings and Voting Rights...............................................................23
     Liquidation..........................................................................................23
     Liability and Indemnification of Trustees............................................................23
VOTING INFORMATION CONCERNING THE MEETING.................................................................24
     Shareholder Information..............................................................................25
FINANCIAL STATEMENTS AND EXPERTS..........................................................................27
LEGAL MATTERS.............................................................................................27
ADDITIONAL INFORMATION....................................................................................27
OTHER BUSINESS............................................................................................27
INSTRUCTIONS FOR EXECUTING PROXY CARDS....................................................................28
OTHER WAYS TO VOTE YOUR PROXY.............................................................................28
EXHIBIT A (AGREEMENT AND PLAN OF REORGANIZATION FOR EVERGREEN
     MASTERS FUND)........................................................................................A-1
EXHIBIT B (MD&A FOR EVERGREEN LARGE CAP EQUITY FUND)......................................................B-1


                                    SUMMARY



         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, and its statement of additional information, in each Fund's prospectuses, annual and semi-annual reports, statement of additional information and in the Agreement and Plan of Reorganization (the "Plan").

What are the key features of the Merger?

        The Plan sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:


o the transfer of all of the assets of Masters Fund to Large Cap Equity Fund in exchange for shares of Large Cap Equity Fund.
o the assumption by Large Cap Equity Fund of the identified liabilities of Masters Fund. (The identified liabilities consist only of those liabilities reflected on Masters Fund's statement of assets and liabilities determined immediately preceding the Merger.)
o the liquidation of Masters Fund by distributing the shares of Large Cap Equity Fund to Masters Fund's shareholders.
o the assumption of the costs of the Merger by Evergreen Investment
  Management Company, LLC.
o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.


The Merger is scheduled to take place on or about April 15, 2005.

After the Merger, what class of shares of Large Cap Equity Fund will I own?

--------------------------------------------------------------- ---------------------------------------------------------------
If you own this class of shares of Masters Fund:                You will get this class of shares of Large Cap Equity Fund:
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class A                                                         Class A
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class B                                                         Class B
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class C                                                         Class C
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class I                                                         Class I
--------------------------------------------------------------- ---------------------------------------------------------------

         The new shares you receive will have the same total value as your Masters Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Trustees (the "Trustees") of Evergreen Equity Trust, including the Trustees who are not "interested persons" (the "Independent
Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Merger would be in the best interests of Masters Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of Masters Fund's shareholders. The Board of Trustees of Evergreen Equity Trust has also approved the Plan on behalf of Large Cap Equity Fund.

How do the Funds' investment goals, principal investment strategies and risks compare?

         The following table highlights the comparison between the Funds with respect to their investment goals and principal investment strategies as set forth in each Fund's prospectuses and statement of additional information:





------------------------ ------------------------------------------------------ ---------------------------------------------
                         Masters Fund                                           Large Cap Equity Fund
------------------------ ------------------------------------------------------ ---------------------------------------------
------------------------ ------------------------------------------------------ ---------------------------------------------

INVESTMENT GOALS         To seek long-term capital growth.                      To seek maximum capital growth.
------------------------ ------------------------------------------------------ ---------------------------------------------
------------------------ ------------------------------------------------------ ---------------------------------------------
                         o    Investment program based on the Manager of         o   Strives to provide maximum growth
PRINCIPAL INVESTMENT          Managers strategy of Evergreen Investment              greater than that of the S&P 500
STRATEGIES                    Company, LLC ("EIMC") which allocates the              Index* by investing under normal
                              Fund's assets on an approximately equal basis          conditions at least 80% of its assets
                              among two of its investments teams and two             in the common stocks of large U.S.
                              sub-advisors,  MFS Institutional Advisors, Inc.        companies (i.e., companies whose
                              ("MFS") and OppenheimerFunds, Inc.                     market capitalizations fall within the
                              ("Oppenheimer") each of which employs a                range of  the S&P 500 Index, at the
                              different investment style.                            time of purchase).
                                                                                o    Seeks to maintain a weighted
                         EIMC's segments:                                            average market capitalization that
                                                                                     falls within the range of the S&P 500
                         o    Value Equity team invests primarily in                 Index.*
                              equity securities of U.S. and foreign companies   o    Up to 20% of the Fund's assets may
                              whose market capitalizations fall with the             be represented by cash or invested in
                              range tracked by the Russell Midcap Value(R)           various cash equivalents.
                              Index, at the time of purchase.                   o    Focuses on large-cap stocks, but
                                                                                     will consider investing in companies
                         o    Value Equity team seeks to maintain a                  of any market capitalization.
                              weighted average market capitalization that       o    Selects stocks using a style of
                              falls within the range of the Russell Midcap           diversified equity management best
                              Value(R)Index.                                         defined as a blend between growth and
                                                                                     value stocks.
                         o    Large Cap Growth team invests primarily in equity
                              securities tracked by the Russell 1000(R) Index,
                              at the time of purchase.

                         o Large Cap Growth team seeks to maintain a weighted average market capitalization that falls within the range of the Russell 1000(R) Index. Large Cap
                              Growth team employs a growth oriented investment strategy.

                         MFS's segment:

                         o Invests primarily in equity securities of companies with market capitalizations falling within the range of the Russell Midcap(R) Growth
                              Index, at the time of investment.

                         o May invest up to 25% (and generally expects to invest between 0% and 10%) of its segment of the Fund's assets in foreign securities (not including
                              American Depository Receipts), which are not traded on a U.S. exchange.

                         o    Employs a growth-oriented investment
                              strategy.

                         Oppenheimer's segment:

                         o Invests primarily in equity securities of those companies with market capitalizations within the range of the S&P 500 Index*; however, Oppenheimer may, when it deems advisable, invest in equity securities of companies in any market capitalization.

                         o Employs a diversified style of equity management that allows it to invest in both growth- and value-oriented equity securities

                         o    May invest without limit in foreign securities.
------------------------ ------------------------------------------------------ ---------------------------------------------

* "Standard & Poor's, "S&P," "S&P 500," "Standard & Poor's 500 and "500" are trademarks of The McGraw-Hill Companies, and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.


         Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals, and if employed could result in lower returns and loss of market opportunity.

         A portion of the securities held by Masters Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to the Funds and capital gains to shareholders. The Masters Fund has a large number of securities in its portfolio. As of December 6, 2004, the Oppenheimer sleeve had 498 securities, the MFS sleeve had 98 securities, the Evergreen Value Equity team's sleeve had 104 securities and the Evergreen Large Cap Growth team's sleeve had 62 securities.

       The Masters Fund strategy is based on a manager-of-manager style of investing whereby separate portions of the Fund are managed by either affiliated portfolio management teams or non-affiliated sub-advisers in their particular management style. The Large Cap Equity Fund does not employ a manger-of-manager approach to its portfolio. The Large Cap Equity Fund is managed by one affiliated portfolio management team.

       The following table highlights the comparison between the Funds with respect to the risks associated with their investment goals and principal investment strategies as set forth in each Fund's prospectuses and statement of additional information.

----------------------- ------------------------------------------------- ------------------- ---------------------
Risk                    Explanation                                            Masters Fund        Large Cap Equity
                                                                                                   Fund
----------------------- ------------------------------------------------- ------------------- ---------------------
----------------------- ------------------------------------------------- ------------------- ---------------------
Stock Market Risk       When economic growth slows, or interest or                      X                 X
                        inflation rates increase, equity securities held by the
                        Funds tend to decline in value and may cause a decrease
                        in dividends paid by the Funds.
----------------------- ------------------------------------------------- ------------------- ---------------------
----------------------- ------------------------------------------------- ------------------- ---------------------
Market Capitalization   Investments primarily in one market
Risk                    capitalization category may decline in value if                 X                 X
                        that category falls out of favor.
----------------------- ------------------------------------------------- ------------------- ---------------------
----------------------- ------------------------------------------------- ------------------- ---------------------
Investment Style Risk   Certain styles such as growth or value may                      X                 X
                        fall out of favor causing securities held by the Funds
                        to decline.
----------------------- ------------------------------------------------- ------------------- ---------------------
----------------------- ------------------------------------------------- ------------------- ---------------------
Foreign Investment      Political turmoil, economic instability and                    X
Risk                    currency exchange fluctuations could adversely
                        affect the value of foreign securities held by
                        the Funds.
----------------------- ------------------------------------------------- ------------------- ---------------------

         For a detailed comparison of the Funds' risks, see the section entitled "Risks".

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectuses and statement of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         The sales charges for the comparable classes of both Funds are the same. Large Cap Equity Fund offers five classes of shares. Masters Fund offers four classes of shares. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. For more information, see the sections entitled "Purchase and Redemption Procedures" and "Exchange Privileges."

         The following tables allow you to compare the sales charges and expenses of the two Funds. The tables entitled "Large Cap Equity Fund Pro Forma" also show you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

Shareholder Fees (fees paid directly from your investment)



---------------------------------------------------------------------------------------------
Masters Fund
---------------------------------------------------------------------------------------------
---------------------------------------- ------------- ----------- ------------ -------------
Shareholder Transaction Expenses         Class A       Class B     Class C      Class I
Maximum sales charge imposed on          5.75%(1)      None        None         None
purchases (as a % of offering price)
Maximum deferred sales charge (as a %    None(1)       5.00%       1.00%        None
of either the redemption amount or
initial investment whichever is lower)
---------------------------------------- ------------- ----------- ------------ -------------

---------------------------------------------------------------------------------------------------------
Large Cap Equity Fund
---------------------------------------------------------------------------------------------------------
------------------------------------ ------------ ------------ ---------------
Shareholder Transaction Expenses     Class A      Class B      Class C         Class I       Class IS
Maximum sales charge imposed on      5.75%(1)     None         None            None          None
purchases (as a % of offering
price)
Maximum deferred sales charge (as    None(1)      5.00%        1.00%           None          None
a % of either the redemption
amount or initial investment
whichever is lower)
------------------------------------ ------------ ------------ --------------- ------------- ------------
-------------------------------------------------------------------------------------------------------
Large Cap Equity Fund Pro Forma
-------------------------------------------------------------------------------------------------------
--------------------------------- ------------- ------------ ---------------
Shareholder Transaction Expenses  Class A       Class B      Class C         Class I    Class IS
Maximum sales charge imposed on   5.75%(1)      None         None            None       None
purchases (as a % of offering
price)
Maximum deferred sales charge     None(1)       5.00%        1.00%           None       None
(as a % of either the
redemption amount or initial
investment whichever is lower)
--------------------------------- ------------- ------------ --------------- ---------- ---------------

(1) Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)



      ----------------------------------------------------------------------------------------------------
      Masters Fund (based on expenses for the fiscal year ended September 30, 2003)
      ----------------------------------------------------------------------------------------------------
      ------------ ------------------- ---------------- -------------------- -----------------------------

                   Management Fees(1)    12b-1 Fees       Other Expenses         Total Fund Operating
                                                                                       Expenses
      Class A            0.66%              0.30%              0.98%                    1.94%
      Class B            0.66%              1.00%              0.98%                    2.64%
      Class C            0.66%              1.00%              0.98%                    2.64%
      Class I            0.66%              0.00%              0.98%                    1.64%
      ------------ ------------------- ---------------- -------------------- ---

      --------------------------------------------------------------------------
      Large Cap Equity Fund (based on expenses for the fiscal year ended September 30, 2003)(1)
      --------------------------------------------------------------------------
      -------------- ----------------- ---------------- -------------------- ---

                                                                         Total Fund Operating
                     Management Fees     12b-1 Fees       Other Expenses               Expenses
      Class A             0.66%             0.30%              0.28%                    1.24%
      Class B             0.66%             1.00%              0.28%                    1.94%
      Class C             0.66%             1.00%              0.28%                    1.94%
      Class I             0.66%             0.00%              0.28%                    0.94%
      Class IS            0.66%             0.25%              0.28%                    1.19%
      -------------- ----------------- ---------------- -------------------- ---

--------------------------------------------------------------------------------
                              Large Cap Equity Fund
                                    Pro Forma
       (based on what the estimated combined expenses of Large Cap Equity
           Fund would have been for the 12 months ended September 30,
                                    2004)(3)
--------------------------------------------------------------------------------
                 ----------- ------------- --------- -------------- ------------

                                                      Total Fund       Total Fund
              Management   12b-1         Other         Operating         Operating
               Fees(1)       Fees      Expenses         Expenses         Expenses
                                                    (Before Waivers)      (After
                                                                        Waivers)(2)
 ----------- ------------- --------- -------------- ----------------- ----------------
 ----------- ------------- --------- -------------- ----------------- ----------------
 Class A        0.65%       0.30%        0.24%           1.19%             1.11%
 ----------- ------------- --------- -------------- ----------------- ----------------
 ----------- ------------- --------- -------------- ----------------- ----------------
 Class B        0.65%       1.00%        0.24%           1.89%             1.81%
 ----------- ------------- --------- -------------- ----------------- ----------------
 ----------- ------------- --------- -------------- ----------------- ----------------
 Class C        0.65%       1.00%        0.24%           1.89%             1.81%
 ----------- ------------- --------- -------------- ----------------- ----------------
 ----------- ------------- --------- -------------- ----------------- ----------------
 Class I        0.65%       0.00%        0.24%           0.89%             0.81%
 ----------- ------------- --------- -------------- ----------------- ----------------
 ----------- ------------- --------- -------------- ----------------- ----------------
 Class IS       0.65%       0.25%        0.24%           1.14%             1.06%
 ----------- ------------- --------- -------------- ----------------- ----------------


(1)       Restated to reflect current fees.

(2) The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of two years beginning in April 2005 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

(3) Large Cap Equity Fund will be the accounting survivor following the Merger.

         The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Masters Fund versus Large Cap Equity Fund, both before and after the Merger, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements in effect for the periods described above, that you reinvest all of your dividends and distributions and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses



------------------------------------------------------------------- -------------------------------------------------------------
Masters Fund                                                        Large Cap Equity Fund
------------------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------- ----------------- -------------------------------------------------- ----------
       Assuming Redemption at End of Period         Assuming No           Assuming Redemption at End of Period       Assuming No
                                                     Redemption                                                       Redemption
------------------------------------------------- ----------------- -------------------------------------------------- ----------
----------- ------- -------- -------- -------     -------- -------- ------- ------- -------- --------                  -------- -
            Class   Class B  Class C  Class       Class B  Class C          Class   Class B  Class C  Class Class Class B Class C
After:        A                         I                           After:    A                         I       IS
1 year      $761    $767     $367     $167        $267     $267     1 year  $694    $697     $297     $96     $121 $197     $197
3 years     $1,149  $1,120   $820     $517        $820     $820     3       $946    $909     $609     $300    $378 $609     $609
                                                                    years
5 years     $1,562  $1,600   $1,400   $892        $1,400   $1,400   5       $1,217  $1,247   $1,047   $520    $654 1,047   $1,047
                                                                    years
10 years    $2,709  $2,804   $2,973   $1,944      $2,804   $2,973   10      $1,989  $2,083   $2,264   $1,155  $1,443 $2,083$2,264
                                                                    years
----------- ------- -------- -------- ----------- -------- -------- ------- ------- -------- -------- ------- -------- -------- -

                ---------------------------------------------------------------------------------------------
                                                   Large Cap Equity Fund
                                                         Pro Forma
                ---------------------------------------------------------------------------------------------
                ----------------------------------------------------------------------- ---------------------
                                 Assuming Redemption at End of Period                       Assuming No
                                                                                             Redemption
                ----------------------------------------------------------------------- ---------------------
                ----------------- ---------- ---------- ---------- ----------           ---------- ----------
                After:            Class A    Class B    Class C    Class I    Class IS  Class B    Class C
                1 year            $682       $684       $284       $83        $108      $184       $184
                3 years           $916       $878       $578       $267       $346      $578       $578
                5 years           $1,177     $1,206     $1,006     $477       $612      $1,006     $1,006
                10 years          $1,921     $2,016     $2,198     $1,081     $1,371    $2,016     $2,198
                ----------------- ---------- ---------- ---------- ---------- --------- ---------- ----------


       How do the Funds' performance records compare?

         The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The tables below show the percentage gain or loss for Masters Fund's in each full calendar year since the Class A shares' inception on December 31, 1998 and Large Cap Equity Fund's Class A shares in each of the last ten calendar years. For Masters Fund, the class shown is one of the oldest classes and for Large Cap Equity Fund the class shown is the oldest class. The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns for Large Cap Equity Fund and Masters Fund Class A shares would be lower if sales charges were included. The 12b-1 fees paid by Class A shares are 0.30%.

------------------------------------ --------- ------------------------------------------------------ ------
      Masters Fund (Class A)1                  Large Cap Equity Fund (Class A)2
------------------------------------ --------- ------------------------------------------------------ ------
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
        `99  `00   `01   `02   03'   04        `95   `96  `97   `98    `99  `00    `01   `02     `03  `04
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
45%                                       45%
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
30%     24.20                  33.16      30%  35.43      30.43
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
15%                                       15%        27.19             19.73                     29.84
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
0            -3.52                   11.880                     12.55       -8.08  -13.88             12.22
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
-15%               -17.77-29.45           -15%                                           -22.50
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
-30%                                      -30%
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------
-45%                                      -45%
------- ---- ----- ----- ----- ----- ---- ---- ----- ---- ----- ------ ---- ------ ----- ------- ---- ------

Best Quarter:    4th Quarter 1999    +23.38%   Best Quarter:         4th Quarter 1998    +26.52%
Worst Quarter:   3rd Quarter 2001    -23.87%   Worst Quarter:        3rd Quarter 1998    -18.28%


     The following tables list Masters Fund's average annual total return by class over the past one and five years and since inception, including applicable sales charges and for Large Cap Equity Fund's average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A of Masters Fund and Large Cap Equity Fund. Class A shares of Masters Fund is one of the oldest classes and Class A for Large Cap Equity Fund is the oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an index. At the bottom of the table you can compare the performance of Masters Fund with the S&P 400 Mid-cap Index (S&P 400) and the S&P 500 Index (S&P 500) and Large Cap Equity Fund with S&P 500. The S&P 400 is an unmanaged market-value index measuring the performance of the mid-size company segment of the U.S. Market consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2004)

--------------------------------------------------------------    ---------------------------------------------------------------
Masters Fund                                                      Large Cap Equity Fund(1)
--------------------------------------------------------------    ---------------------------------------------------------------
------------ ----------- ------- -------- ------- ------------    ------------- ---------- ------- -------- -------- ------------
             Inception   1 year  5 year   10      Performance                   Inception  1 year  5 year   10 Year  Performance
             Date of                       year   Since                         Date of                                 Since
             Class                                12/31/1998                    Class                                 2/18/1990
------------ ----------- ------- -------- ------- ------------    ------------- ---------- ------- -------- -------- ------------
------------ ----------- ------- -------- ------- ------------    ------------- ---------- ------- -------- -------- ------------
Class A      12/31/1998  5.48%   -4.71%    N/A      -0.40%        Class A       2/28/1990  5.79%   -3.37%    9.81%     10.26%
------------ ----------- ------- -------- ------- ------------    ------------- ---------- ------- -------- -------- ------------
------------ ----------- ------- -------- ------- ------------    ------------- ---------- ------- -------- -------- ------------
Class A      12/31/1998  5.48%   -5.68%    N/A      -1.25%        Class A       2/28/1990  5.63%   -4.15%    7.00%       N/A
------------ ----------- ------- -------- ------- ------------    ------------- ---------- ------- -------- -------- ------------
--------------------------------------------------------------    ---------------------------------------------------------------
(after taxes on distributions)(2)                                 (after taxes on distributions) (2)
--------------------------------------------------------------    ---------------------------------------------------------------
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
Class A      12/31/98    3.56%   -4.41%     N/A      -0.77%       Class A       2/28/1990  3.90%   -3.03%    7.13%       N/A
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
--------------------------------------------------------------    ---------------------------------------------------------------
(after taxes on distributions and sale of Fund shares) (2)        (after taxes on distributions and sale of Fund shares) (2)
--------------------------------------------------------------    ---------------------------------------------------------------
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
Class B      12/31/1998  6.04%   -4.63%     N/A      -0.29%       Class B       11/7/1997  6.45%   -3.30%    8.92%      9.65%
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
Class C      12/31/1998  10.05%  -4.29%     N/A      -0.16%       Class C       6/30/1999  10.40%  -2.97%   10.00%     10.39%
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
Class I      12/31/1998  12.23%  -3.33%     N/A      0.84%        Class I       2/21/1995  12.60%  -1.99%   10.71%     10.86%
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
S&P 400                  16.48%  9.54%    16.10%     11.60%       S&P 500                  10.88%  -2.30%   12.07%     11.45%
------------ ----------- ------- -------- -------- -----------    ------------- ---------- ------- -------- -------- ------------
------------ ----------- ------- -------- -------- -----------
S&P 500                  10.88%  -2.30%   12.07%     4.77%
------------ ----------- ------- -------- -------- -----------

(1) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.
(2) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax-returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

         For a detailed discussion of the manner of calculating total return, please see the statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about Large Cap Equity Fund is also contained in management's discussion of Large Cap Equity Fund's performance, attached as Exhibit B to this prospectus/proxy statement. This information also appears in Large Cap Equity Fund's most recent annual report.

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The overall management of each of Masters Fund and Large Cap Equity Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust.

Investment Advisor


         Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Masters Fund and Large Cap Equity Fund. Following are some key facts about EIMC:

     o Is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States based on total assets as of December 31, 2004.
     o    Has been managing mutual funds and private accounts since 1932.
     o Manages over $104.6 billion in assets of the Evergreen funds as of December 31, 2004.
     o    Is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.


Portfolio Management

         The day-to-day management of Large Cap Equity Fund is handled by:

o A team of portfolio management professionals from EIMC's Global Structured Products team, with team members responsible for various sectors.

Advisory Fees

         For its management and supervision of the daily business affairs of Large Cap Equity Fund, EIMC is entitled to receive an annual fee equal to:


 o 0.66% of the first $1.5 billion of average daily net assets of the Fund; plus
 o 0.55% of the next $500 million of average daily net assets of the Fund; plus
 o 0.50% of the next $500 million of average daily net assets of the Fund; plus
 o 0.45% of the average daily net assets of the Fund over $2.5 billion.

         For the fiscal year ended September 30, 2004, the aggregate advisory fee paid to EIMC by Large Cap Equity Fund was:

o        0.63% of the Fund's average daily net assets.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Are there any legal proceedings that have commenced against the Evergreen funds and/or EIMC?

     Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

     In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the Fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the Fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the Fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the Fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

     Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

     In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

     Although EIMCO believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.


What will be the primary federal income tax consequences of the Merger?

         Prior to or at the time of the Merger, Masters Fund and Large Cap Equity Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be recognized by Masters Fund or its shareholders for federal income tax purposes as a result of receiving Large Cap Equity Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Large Cap Equity Fund that are received by a Masters Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Masters Fund previously held by such shareholder, provided that shares of Masters Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Masters Fund in the hands of Large Cap Equity Fund as a result of the Merger will be the same as they were in the hands of Masters Fund immediately prior to the Merger. No gain or loss will be recognized by Large Cap Equity Fund upon the receipt of the assets of Masters Fund in exchange for shares of Large Cap Equity Fund and the assumption by Large Cap Equity Fund of Masters Fund's identified liabilities.

                                      RISKS

What are the primary risks of investing in each Fund?

         An investment in each Fund is subject to certain risks. The risk factors for the Funds are similar due to the similarity of the Funds' investment goals and policies. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.


----------------------------------------------------------- ----------------------------------------------------------
Masters Fund                                                Large Cap Equity Fund
----------------------------------------------------------- ----------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                   Each Fund is subject to Stock Market Risk.
                Each Fund invests primarily in equity securities.

----------------------------------------------------------------------------------------------------------------------

         Each Fund's value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, a shareholder's investment in a Fund may decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.

----------------------------------------------------------------- -----------------------------------------------------
Masters Fund                                                      Large Cap Equity Fund
----------------------------------------------------------------- -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

               Each Fund is subject to Market Capitalization Risk.
                   Masters Fund primarily invests in large and
                   mid-size companies, although it can invest
                    a portion in companies across all market
                                capitalizations.
              Large Cap Equity Fund invests primarily in the common
                 stocks of large U.S. companies, although it can
                      invest in companies across all market
                                capitalizations.

-----------------------------------------------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.


--------------------------------------------------------- ------------------------------------------------------------
Masters Fund                                              Large Cap Equity Fund
--------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                 Each Fund is subject to Investment Style Risk.
       Each Fund invests in a blend of value- and growth-oriented stocks.

----------------------------------------------------------------------------------------------------------------------

         Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A
Fund may outperform or underperform other funds that employ a different style. A
Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.


----------------------------------------------------------- ----------------------------------------------------------
                       Masters Fund                                           Large Cap Equity Fund
----------------------------------------------------------- ----------------------------------------------------------
----------------------------------------------------------- ----------------------------------------------------------

o             Is subject to Foreign Investment Risk.        o    Is generally NOT subject to Foreign Investment
                                                                 Risk.
                                                                 Although not a
                                                                 current investment practice, Large
                                                                 Cap Equity Fund has the ability
                                                                 to invest up to 20% of its
                                                                 assets in foreign
                                                                 securities.
----------------------------------------------------------- ----------------------------------------------------------

         Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers.
For example, when a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S.
dollar value of securities denominated in that currency. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S.
markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. Other considerations relating to investments in foreign securities include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.

Are there any other risks of investing in each Fund?

         Both Funds may invest in futures and options which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of the derivatives. Such practices are used to hedge a Fund's portfolio, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

       The Funds generally do not take portfolio turnover into account when making investment decisions, but the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year. When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Funds and its shareholders. This can also result in a Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

                               MERGER INFORMATION

Reasons for the Merger

         At a Board of Trustees meeting held on December 8 and 9, 2004, all of the Trustees of Evergreen Equity Trust, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interests of shareholders of Masters Fund and that the interests of existing shareholders of Masters Fund would not be diluted as a result of the transactions contemplated by the Merger.

         Before approving the Plan, the Trustees reviewed information materials about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative size of the Funds as well as the similarity of the Funds' investment goals and principal investment strategies, and specific portfolio characteristics including median market capitalization of the securities currently held by the Funds and the style of equity management. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Masters Fund with Large Cap Equity Fund. As of October 8, 2004, Large Cap Equity Fund's total net assets were approximately $1.6 billion and Masters Fund's total net assets were approximately $112.4 million. By merging into Large Cap Equity Fund, shareholders of Masters Fund would have the benefit of a larger combined fund with the potential for greater economies of scale.

         The Trustees also considered the relative performance of the Funds and noted that the performance for the past one- and three-year periods ended September 30, 2004 was higher for Large Cap Equity Fund than for Masters Fund. The performance for the five-year period ended September 30, 2004 was higher for Masters Fund than for Large Cap Equity Fund. For the one-year period ended that same date, the average annual total return for the Class I shares of Masters Fund was 13.98% while the average annual total return for Class I shares of Large Cap Equity Fund was 14.40%. For the three-year period ended on that date, the average annual total return for Class I shares of Masters Fund was 3.45% while the average annual total return for Class I shares of Large Cap Equity Fund was 4.30%. For the five-year period ended on that same date, the average annual total return for the Class I shares of Masters Fund was -1.29% while the average annual total return for Class I shares of Large Cap Equity Fund was -1.58%.

        The Trustees also considered the relative expenses of the Funds. As of September 30, 2004, the total expense ratio of Masters Fund is significantly higher than that of Large Cap Equity Fund. In addition, EIMC will waive fee and/or reimburse expenses in order to maintain an expense level of 1.11% for Class A shares, 1.81% for Class B and C share and 0.81% for Class I shares for a period of two years following the Merger. However, the Trustees noted that if the alternative to the Merger would be for Masters Fund to maintain its separate existence, EIMC believes that the prospect of dividing the resources of the Evergreen fund family between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale.

         In addition, the Trustees, including the Independent Trustees, considered among other things:

o the terms and conditions of the Merger;

o the fact that EIMC will bear the expenses incurred by Masters Fund and Large Cap Equity Fund in connection with the Merger;

o the fact that Large Cap Equity Fund will assume the identified liabilities of Masters Fund;

o the fact that the Merger is expected to be tax-free for federal income tax purposes;

o the relative tax situations of Masters Fund and Large Cap Equity Fund including realized and unrealized gains and losses;
  and

o alternatives available to shareholders of Masters Fund, including the ability to redeem their shares.

         During their consideration of the Merger, the Trustees met with Fund counsel and, the Independent Trustees met with counsel to the Independent Trustees, regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Masters Fund and its shareholders.

         The Trustees of Evergreen Equity Trust also approved the Merger on behalf of Large Cap Equity Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Large Cap Equity Fund will acquire all of the assets of Masters Fund in exchange for shares of Large Cap Equity Fund and the assumption by Large Cap Equity Fund of the identified liabilities of Masters Fund on or about April 15, 2005 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Masters Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Large Cap Equity Fund will not assume any liabilities or obligations of Masters Fund other than those reflected in an unaudited statement of assets and liabilities of Masters Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         The number of full and fractional shares of each class of Large Cap Equity Fund to be received by the shareholders of Masters Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of Masters Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Masters Fund by the net asset value per share of the respective class of shares of Large Cap Equity Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Large Cap Equity Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Masters Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Masters Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Large Cap Equity Fund received by Masters Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Masters Fund's shareholders on Large Cap Equity Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Large Cap Equity Fund due to the Fund's shareholders. All issued and outstanding shares of Masters Fund, including those represented by certificates, will be canceled. The shares of Large Cap Equity Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Masters Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Masters Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Masters Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Masters Fund and Large Cap Equity Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by Masters Fund and Large Cap Equity Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses, except portfolio transaction costs incurred in disposing of securities, will be borne directly or indirectly by Masters Fund, Large Cap Equity Fund or their respective shareholders.

         If Masters Fund's shareholders do not approve the Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, Masters Fund and Large Cap Equity Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

          (1) The transfer of all of the assets of Masters Fund solely in exchange for shares of Large Cap Equity Fund and the assumption by Large Cap Equity Fund of the identified liabilities of Masters Fund followed by the distribution of Large Cap Equity Fund's shares to the shareholders of Masters Fund in liquidation of Masters Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Large Cap Equity Fund and Masters Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Large Cap Equity Fund upon the receipt of the assets of Masters Fund solely in exchange for the shares of Large Cap Equity Fund and the assumption by Large Cap Equity Fund of the identified liabilities of Masters Fund;

         (3) No gain or loss will be recognized by Masters Fund on the transfer of its assets to Large Cap Equity Fund in exchange for Large Cap Equity Fund's shares and the assumption by Large Cap Equity Fund of the identified liabilities of Masters Fund or upon the distribution (whether actual or constructive) of Large Cap Equity Fund's shares to Masters Fund's shareholders in exchange for their shares of Masters Fund;

         (4) No gain or loss will be recognized by Masters Fund's shareholders upon the exchange of their shares of Masters Fund for shares of Large Cap Equity Fund in liquidation of Masters Fund;

         (5) The aggregate tax basis of the shares of Large Cap Equity Fund received by each shareholder of Masters Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Masters Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Large Cap Equity Fund received by each shareholder of Masters Fund will include the period during which the shares of Masters Fund exchanged therefor were held by such shareholder (provided that the shares of Masters Fund were held as a capital asset on the date of the Merger); and

         (6) The tax basis of the assets of Masters Fund acquired by Large Cap Equity Fund will be the same as the tax basis of such assets to Masters Fund immediately prior to the Merger, and the holding period of such assets in the hands of Large Cap Equity Fund will include the period during which the assets were held by Masters Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Masters Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Large Cap Equity Fund shares he or she received. Shareholders of Masters Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Masters Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

         As of October 31, 2004, Masters Fund and Large Cap Equity Fund had capital loss carryforwards of approximately $84.7 million and $272.3 million, respectively. The utilization of Masters Fund's capital loss carryforward by Large Cap Equity Fund following the Merger will be subject to various limitations prescribed by the Code, which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:

1) For Large Cap Equity Fund's taxable year that includes the date of the Merger, utilization of Master's Fund capital loss carryforward would be limited to approximately $2.2 million. For subsequent years, the limitation would be $4.8 million per year. Unused portions of this limitation can be used in subsequent years. The capital loss will fully expire by September 30, 2010, at which time it will no longer be available to offset future gains.

2) For Large Cap Equity Fund's taxable year that includes the date of the Merger, utilization of the capital loss carryforward would be limited to the Large Cap Equity Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the Merger and the denominator which is 365.

3) For Large Cap Equity Fund's taxable years ending after the date of the Merger, the capital loss carryforward may be used only to offset gains attributable to post-Merger appreciation of the combined assets and pre-Merger appreciation attributable to the respective Fund whose capital loss carrryfoward is being utilized. This limitation expires after the date of the Merger.

              The foregoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro Forma Capitalization

         The following table sets forth the capitalizations of Masters Fund and Large Cap Equity Fund as of September 30, 2004 and the capitalization of Large Cap Equity Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.59, 0.59, 0.57 and 0.59 for Class A, Class B, Class C and Class I shares, respectively, of Large Cap Equity Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Masters Fund.

 Capitalization of Masters Fund, Large Cap Equity Fund and Large Cap Equity Fund
                      (Pro Forma) as of September 30, 2004



---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                   Masters Fund         Large Cap Equity Fund          Adjustments           Large Cap Equity Fund
                                                                                                                  (Pro Forma)
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets
Class A                                   $52,556,082               $51,208,533                       N/A            $103,764,615
Class B                                   $55,185,678               $11,176,549                       N/A             $66,362,227
Class C                                    $4,117,805                $2,517,590                       N/A              $6,635,395
Class I                                      $802,044            $1,455,038,826                       N/A          $1,455,840,870
Class IS                                         N/A               $80,110,702                        N/A             $80,110,702
                                                 ----              ------------                       ---            -----------
Total Net Assets                         $112,661,609            $1,600,052,200                       N/A          $1,712,713,809
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Asset Value Per Share
Class A                                         $7.95                    $13.56                       N/A                  $13.56
Class B                                         $7.61                    $13.01                       N/A                  $13.01
Class C                                         $7.60                    $13.24                       N/A                  $13.24
Class I                                         $8.07                    $13.61                       N/A                  $13.61
Class IS                                          N/A                    $13.57                       N/A                  $13.57
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Shares Outstanding
Class A                                     6,607,199                 3,775,470               (2,732,368)               7,650,301
Class B                                     7,248,488                   858,967               (3,007,224)               5,100,231
Class C                                       541,674                   190,115                 (230,720)                 501,069
Class I                                        99,335               106,887,504                  (40,417)             106,946,422
Class IS                                         N/A                 5,905,044                          0               5,905,044
                                    -----------------                ----------        ------------------               ---------
Total Shares Outstanding                   14,496,696               117,617,100               (6,010,729)              126,103,067
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

         Evergreen Investment Services, Inc., ("EIS"), acts as principal underwriter of the shares of Masters Fund and Large Cap Equity Fund. EIS distributes each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Masters Fund offers four classes of shares and Large Cap Equity Fund offer five classes of shares. Class A, Class B, Class C and Class I of each Fund are involved in the Merger. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

         In the proposed Merger, Masters Fund shareholders will receive shares of Large Cap Equity Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Masters Fund shareholders will receive Large Cap Equity Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Large Cap Equity Fund Class B and Class C shares received by Masters Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Masters Fund shares and will be subject to the CDSC schedule applicable to Masters Fund shares on the date of the original purchase of such shares.

         The following is a summary description of charges and fees for the Class A, Class B, Class C and Class I shares of Large Cap Equity Fund which will be received by Masters Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

         Class A Shares. Class A shares may pay a front-end initial sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of Balanced Fund. No front-end sales charge will be imposed on Class A shares of Balanced Fund received by Foundation Fund or Tax Strategic Foundation Fund shareholders as a result of the Merger.

         Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Foundation Fund or Tax Strategic Foundation Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Foundation Fund or Tax Strategic Foundation Fund were originally purchased.

         Class B shares are subject to higher distribution-related and shareholder servicing-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

         Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of Foundation Fund or Tax Strategic Foundation Fund in connection with the Mergers will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

         Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Funds.

         Additional information regarding the classes of shares of each Fund is included in each Fund's prospectuses and statement of additional information.

         Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

         Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, Inc. following the Merger, Large Cap Equity Fund may make distribution-related and shareholder servicing-related payments with respect to Masters Fund shares sold prior to the Merger.

         Each Fund has adopted a Rule 12b-1 plan with respect to its Class IS shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class IS shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for Masters Fund shares sold prior to the Merger.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectuses and state7ment of additional information.

         No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

Calculating the Share Price

         The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund's total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund's NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

         The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

         Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

         Each security held by a Fund is valued using the most current market price quotations for that security. However, the Funds will "fair value" securities when (i) quotations are not available from any outside source; (ii) quotations are stale and there is no current trading activity in the security; or (iii) closing quotations as received from an outside source do not reflect the current market value. The Fund will price these securities at a fair value according to policies established by the Fund's Board of Trustees.

         Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund which holds securities priced at fair value, this may have the effect of diluting or increasing the shareholder's investment.

         Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

     Masters Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide for valuing foreign securities at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

         The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. eastern time) will not be reflected in the Fund's NAV that day.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I and Class IS shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see "How to Buy Shares - Minimum Investments" in each Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Each Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment requirement of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


Short-Term Trading Policy

         Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund's shares.

         To limit the negative effects on the funds of short-term trading, the Funds have adopted certain restrictions on trading by investors. Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year. A "round trip" exchange occurs when an investor exchanges from one Evergreen fund to another Evergreen fund and back to the original fund. In addition, each Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

         The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Funds' ability to detect and prevent trading that would violate these restrictions. For example, while the Funds have access to trading information relating to investors who trade and hold their shares directly with the Funds, the Funds may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Funds. In the case of omnibus accounts, the Funds may not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the Funds' trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them.

Exchange Privileges

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. Each Fund may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I and Class IS shares. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectuses and statement of additional information.

Dividend Policy

         Large Cap Equity Fund distributes its investment company taxable income monthly and Masters Fund distributes its investment company taxable income annually. Both Funds distribute their net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Merger, shareholders of Masters Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Large Cap Equity Fund reinvested in shares of Large Cap Equity Fund. Shareholders of Masters Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Large Cap Equity Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Large Cap Equity Fund.

         Both Large Cap Equity Fund and Masters Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Masters Fund and Large Cap Equity Fund are each a series of Evergreen Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as Delaware statutory trusts and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as a "Declaration of Trust"), its Amended and Restated By-Laws, Boards of Trustees and applicable Delaware and federal law.

Capitalization

         The beneficial interests in Large Cap Equity Fund and Masters Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund's governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Equity Trust or a shareholder of Evergreen Equity Trust is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Equity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of each of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of each Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

Shareholder Meetings and Voting Rights

         Evergreen Equity Trust is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. Evergreen Equity Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Equity Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to both Funds, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Equity Trust, each share of Large Cap Equity Fund and Masters Fund, respectively, will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

Liquidation

         In the event of the liquidation of Large Cap Equity Fund or Masters Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Equity Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of Masters Fund in connection with a solicitation of proxies by the Trustees of Evergreen Equity Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., Eastern time, April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Masters Fund on or about February 18, 2005. Only shareholders of record as of the close of business on January 14, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of Masters Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 25% of the Fund's shares entitled to vote) is present.

         In voting for the Merger, all classes of Masters Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar of net asset value applicable to such share. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Masters Fund (who will not be paid for their soliciting activities). In addition, Investor Connect, the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

         If Masters Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Equity Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Large Cap Equity Fund which they receive in the transaction at their then-current net asset value. Shares of Masters Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Masters Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

         Masters Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Large Cap Equity Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Masters Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

         As of the Record Date, the following number of each class of shares of beneficial interest of Masters Fund was outstanding:


                   ----------------------------------- ------------------------
                   Class of Shares                     Number of Shares
                   ----------------------------------- ------------------------
                   ----------------------------------- ------------------------
                   Class A                                        6,057,960.993
                   ----------------------------------- ------------------------
                   ----------------------------------- ------------------------
                   Class B                                        6,686,857.822
                   ----------------------------------- ------------------------
                   ----------------------------------- ------------------------
                   Class C                                          505,502.649
                   ----------------------------------- ------------------------
                   ----------------------------------- ------------------------
                   Class I                                           90,877.247
                   ----------------------------------- ------------------------
                   ----------------------------------- ------------------------
                   All Classes                                   13,341,198.711
                   ----------------------------------- ------------------------

         As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Masters Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Masters Fund's outstanding shares as of the Record Date;



---------------------------------------------------------- ---------- -------------- ----------------- -----------------
Name and Address                                             Class    No. of Shares   Percentage of     Percentage of
                                                                                     Shares of Class   Shares of Class
                                                                                      Before Merger      After Merger
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
MLPF&S                                                         C       28,230.029         5.58%             3.45%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DRIVE E. 2ND FLOOR
JACKSONVILLE, FL  32246-6484
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
WACHOVIA BANK                                                  I       47,466.564         52.23%            0.03%
401K ACCOUNTS
1525 WEST WT HARRIS BOULEVARD
CHARLOTTE, NC  28288-0001
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
WACHOVIA BANK                                                  I       10,095.806         11.11%            0.01%
TRUST ACCOUNTS
301 S. TRYON STREET, 11TH FLOOR, CMG-1151
CHARLOTTE, NC  28202
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
PAULETTE WIENER                                                I        5,806.536         6.39%             0.00%
CUST ARIANA WIENER UTMA-NY
102 COLERIDGE STREET
BROOKLYN, NY  11235-4131
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
---------------------------------------------------------- ---------- -------------- ----------------- -----------------
SEI PRIVATE TRUST COMPANY                                      I        4,791.188         5.27%             0.00%
C/O WACHOVIA
1 FREEDOM VALLEY DRIVE
OAKS, PA  19456
---------------------------------------------------------- ---------- -------------- ----------------- -----------------


         As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Large Cap Equity Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Large Cap Equity Fund's outstanding shares as of the Record Date:


---------------------------------------------------------- ----------- ------------- ----------------- -----------------
MLPF&S                                                         B        45,449.453        5.84%             0.96%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DRIVE, E.  2ND FLOOR
JACKSONVILLE, FL  32246-6484
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
MLPF&S                                                         C        12,179.982        6.71%             2.56%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DRIVE, E.  2ND FLOOR
JACKSONVILLE, FL  32246-6484
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
FIRST CLEARING CORPORATION                                     C        10,906.012        6.01%             2.30%
J ROBERT COLLIER LIVING TRUST
J ROBERT & TRACY COLLIE TRUSTEES
358 WINDSOR LANE
WINCHESTER, VA  22602-2328
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
FIRST CLEARING, LLC                                            C        9,646.609         5.32%             2.03%
MARK MARCHEGIANI IRA
FCC AS CUSTODIAN
1314 HAMPTON DRIVE
ARCHBALD, PA  18403-1779
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
WACHOVIA BANK                                                  I       55,005,715.793     55.19%            55.16%
CASH ACCOUNT
ATTN: TRUST OPERATIONS FUND GROUP
401 S. TRYON STREET, FLOOR 3
CHARLOTTE, NC  28202-1934
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
WACHOVIA BANK                                                  I       12,021,678.593     12.06%            12.05%
CASH ACCOUNT
ATTN: TRUST OPERATION FUND GROUP
401 S. TRYON STREET, 3RD FLOOR, CMG 1151
CHARLOTTE, NC  28202-1934
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
WACHOVIA BANK                                                  I       9,469,166.509      9.50%             9.49%
CASH/REINVEST ACCT
ATTN:TRUST OPERATION FUND GROUP
401 S. TRYON STREET,  3RD FLOOR, CMG 1151
CHARLOTTE, NC  28202-1934
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
WACHOVIA BANK                                                  I       7,585,723.449      7.61%             7.61%
CASH/REINVEST ACCOUNT NC
ATTN: TRUST OPERATION FUND GROUP
401 S. TRYON STREET, 3RD FLOOR, CMG 1151
CHARLOTTE, NC  28202-1934
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
---------------------------------------------------------- ----------- ------------- ----------------- -----------------
WACHOVIA BANK                                                  I       7,173,741.999      7.20%             7.19%
REINVEST ACCOUNT
ATTN: TRUST OPERATION FUND GROUP
401 S. TRYON STREET, 3RD FLOOR, CMG 1151
CHARLOTTE, NC  28202-1934
---------------------------------------------------------- ----------- ------------- ----------------- -----------------


                     THE TRUSTEES OF EVERGREEN EQUITY TRUST
                     RECOMMEND APPROVAL OF THE PLAN AND ANY
                    UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS
                    TO THE CONTRARY WILL BE VOTED IN FAVOR OF
                              APPROVAL OF THE PLAN.

                        FINANCIAL STATEMENTS AND EXPERTS

         The annual reports of both Funds as of September 30, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The semi-annual reports of both Funds as of March 31, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Large Cap Equity Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.


                             ADDITIONAL INFORMATION

         Masters Fund and Large Cap Equity Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279.



                                 OTHER BUSINESS

         The Trustees of Evergreen Equity Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.



February 18, 2005

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:


     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan                        John Doe, Trustee


     TRUST ACCOUNTS

     (1) ABC Trust Jane B. Doe, Trustee (2) Jane B. Doe, Trustee Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                      John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                             John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

       VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Call the toll-free number indicated on your proxy card. 3. Enter the control number found on your proxy card. 4. Follow the simple recorded instructions.

           VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Go to the website indicated on your proxy card and follow the voting instructions.



         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Investor Connect, our proxy solicitor, at 800.780.7505 (toll free).

                                                                       EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Large Cap Equity Fund series (the "Acquiring Fund"), and Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund Trust"), with respect to its Evergreen Masters Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class I shares of the Selling Fund will receive Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 15, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing, and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at September 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 2004 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at September 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since September 30, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                  EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN MASTERS FUND


                  By:  /s/Michael Koonce
                  ---------------------------------------
                  Name:    Michael Koonce
                  Title:   Authorized Officer



                 EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN LARGE CAP EQUITY FUND


                 By: /s/ Catherine F. Kennedy
                 ----------------------------------------
                 Name:    Catherine F. Kennedy
                 Title:   Authorized Officer

                                                                       EXHIBIT B



FUND AT A GLANCE

as of September 30, 2004

MANAGEMENT TEAM

[GRAPHICS OMMITTED]

William E. Zieff
Global Structured
Products Team
Lead Manager

CURRENT INVESTMENT STYLE

[GRAPHICS OMMITTED]

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

PERFORMANCE AND RETURNS

Portfolio inception date: 2/28/1990

                            Class A     Class B     Class C     Class I     Class IS
Class inception date       2/28/1990   11/7/1997   6/30/1999   2/21/1995   6/30/2000
------------------------------------------------------------------------------------
Nasdaq symbol                EVSAX       EVSBX       EVSTX       EVSYX       EVSSX
------------------------------------------------------------------------------------
Average annual return*
------------------------------------------------------------------------------------
1-year with sales charge      7.57%       8.34%      12.27%        N/A         N/A
------------------------------------------------------------------------------------
1-year w/o sales charge      14.16%      13.34%      13.27%      14.40%      14.23%
------------------------------------------------------------------------------------
5-year                       -2.97%      -2.86%      -2.56%      -1.58%      -1.81%
------------------------------------------------------------------------------------
10-year                       8.43%       7.57%       8.64%       9.31%       9.08%
------------------------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Classes I and IS are not subject to sales charges. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C, I and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, I and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Classes I and IS would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

LONG-TERM GROWTH





------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Large Cap Equity Fund        S&P 500                      CPI
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1994                       $9,424                      $10,000                      $10,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1995                      $11,775                      $12,975                      $10,254
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1996                      $14,351                      $15,613                      $10,562
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1997                      $20,643                      $21,927                      $10,790
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1998                      $18,210                      $23,911                      $10,950
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1999                      $24,623                      $30,560                      $11,238
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2000                      $27,654                      $34,619                      $11,627
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2001                      $19,960                      $25,403                      $11,934
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2002                      $15,918                      $20,199                      $12,115
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2003                      $19,675                      $25,127                      $12,396
------------------------------- ---------------------------- ---------------------------- ----------------------------


Comparison of a $10,000 investment in the Evergreen Large Cap Equity Fund Class A shares, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).


The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 14.16% for the twelve-month period ended September 30, 2004, excluding any applicable sales charges. During the same period, the Standard & Poor's 500 Index (S&P 500) returned 13.87%.

Equity values surged early in the 12-month period ended September 30, 2004, due to a favorable investment environment highlighted by robust economic growth, strong earnings gains, low interest rates, and mild inflation. The rapid economic activity was driven by both business investment in equipment, software, and inventories and personal consumption. The employment picture staged a turnaround as the economy began adding jobs after a sustained period of job losses and underemployment. Despite the evidence of a rapidly expanding economy, the improving labor market, and declining deflationary fears, the Federal Reserve maintained its highly stimulative monetary policy by leaving its benchmark short-term U.S. interest rate at 1%, a 45-year low for the first half of the fiscal year. While economic and corporate earnings growth remained strong and the employment situation continued to improve as we entered 2004, equities realized only modest gains in the subsequent months. In the latter months of the fiscal year, investors were concerned that increasing inflationary pressures resulting from surging raw materials and energy prices would force the Federal Reserve to raise interest rates. In fact, the Fed raised interest rates by one-quarter of one percent in June, and twice more-by the same amount-before the end of the fiscal year. Equity prices declined somewhat during the summer months as a result of a combination of the Fed's actions, a moderating economic and earnings environment, high energy prices, and continued geopolitical concerns.

The fund uses a diversified core strategy, combining both value and growth styles in selecting from an expanded large capitalization universe. The investment approach relies largely on bottom-up, quantitative analysis for security selection. Traditional fundamental analysis is used to ensure the quantitative measures are relevant and to include assessments of important factors that may be difficult to quantify. The strategy is built upon a strong risk-management discipline.

Overall, stock selection added positively to performance relative to the index during the period, led by selections within financials and consumer staples. The majority of outperformance in financials came from positive stock selection in banks, specifically the decisions to overweight Countrywide Financial and Sovereign Bank. Overweight positions in diversified financial companies, Bear Stearns Companies and Capital One Financial, also added positively. In the consumer staples sector, decisions to overweight CVS Corp. and Avon Products contributed most to the performance. In terms of sector allocation, the decision to moderately overweight materials added most to performance as the sector outperformed the broader market as raw materials prices soared.

Stock selection decisions in the information technology and telecommunications services sectors negatively affected performance. Within technology hardware & equipment, overweight positions in Sanmina-SCI Corp. and UTStarcom had the largest negative impact. Overweight positions in Texas Instruments and Xilinx detracted most from performance in the semiconductor industry. In the telecommunication services sector, an overweight position in AT&T contributed most to the underperformance in that sector. A slight underweight in energy stocks during the period detracted modestly from performance as the sector benefited from record high oil prices.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

All data is as of September 30, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004.

The example illustrates your fund's costs in two ways:

     o    Actual expenses

          The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses PaidDuring Period" to estimate the expenses you paid on your account during this period.

     o    Hypothetical example for comparison purposes

          The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account     Account      Expenses
                                               Value       Value     Paid During
                                              4/1/2004   9/30/2004     Period*
--------------------------------------------------------------------------------
Actual
Class A                                      $1,000.00   $  993.66      $5.58
Class B                                      $1,000.00   $  990.18      $9.06
Class C                                      $1,000.00   $  990.35      $9.06
Class I                                      $1,000.00   $  995.20      $4.09
Class IS                                     $1,000.00   $  994.63      $5.34
Hypothetical
(5% return before expenses)
Class A                                      $1,000.00   $1,019.40      $5.65
Class B                                      $1,000.00   $1,015.90      $9.17
Class C                                      $1,000.00   $1,015.90      $9.17
Class I                                      $1,000.00   $1,020.90      $4.14
Class IS                                     $1,000.00   $1,019.65      $5.40
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.12% for Class A, 1.82% for Class B, 1.82% for Class C, 0.82% for Class I and 1.07% for Class IS), multiplied by the average account value over the period, multiplied by 183 / 366 days.

                             EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                            EVERGREEN MASTERS FUND

                                 A Series of

                             EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

                        By and In Exchange For Shares of

                        EVERGREEN LARGE CAP EQUITY FUND

                                Also a Series of

                             EVERGREEN EQUITY TRUST

This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Masters ("Masters Fund"), a series of Evergreen Equity Trust, to Evergreen Large Cap Equity Fund ("Large Cap Equity Fund"), also a series of Evergreen Equity Trust, in exchange for Class A, Class B, Class C and Class I shares (to be issued to holders of Class A, Class B, Class C and Class I shares, of Masters Fund, of beneficial interest, $0.001 par value per share, of Large Cap Equity Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of Masters Fund and Large Cap Equity Fund dated February 1, 2004, as supplemented July 1, 2004, July 7, 2004 and October 1, 2004;

(2)  Semi-annual report for Masters Fund, dated March 31, 2004;

(3)  Semi-annual report for Large Cap Equity Fund, dated March 31, 2004;

(4)  Annual report for Masters Fund, dated September 30, 2004; and

(5)  Annual report for Large Cap Equity Fund, dated September 30, 2004.


The pro forma financial statements required by Rule 11-01 of Regulation S-X [17 CFR 210.11-01] need not be prepared since the net asset value of the Evergreen Masters Fund does not exceed ten percent of Evergreen Large Cap Equity Fund's net asset value.

We have also confirmed that this statement is true as of December 31, 2004, which is within 30 days of the filing.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Masters Fund and Large Cap Equity Fund dated February 18, 2005. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the address and phone number set forth above.

The date of this Statement of Additional Information is February 18, 2005.

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                            EVERGREEN BALANCED FUNDS
                             EVERGREEN SECTOR FUNDS
                          EVERGREEN TAX STRATEGIC FUNDS
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                           (collectively, the "Funds")


         Effective October 1, 2004, the following sections of each Fund's Statement of Additional Information ("SAI") have been revised as follows.

PURCHASE AND REDEMPTION OF SHARES

This section is replaced in its entirety with the following:

                  You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

         Class A Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

                  There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

                  In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value
         (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America's Utility Fund.

         Class B Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

                  Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

         Contingent Deferred Sales Charge

                  The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1" below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

         Redemption-in-kind

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

         Exchanges

                  Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

         Automatic Reinvestment

                  As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


SALES CHARGE WAIVERS AND REDUCTIONS

         This section is eliminated. Any relevant information from this section has been included under the revised "PURCHASE AND REDEMPTION OF SHARES" section above.


BROKERAGE

         This section is revised to state that when selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.


MANAGEMENT OF THE TRUST

         The sub-section entitled "Trustee Ownership of Fund Shares" within this section is replaced in its entirety with the following:

         Trustee Ownership of Evergreen Funds Shares

                  Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan.

------------------------------- -------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
                                                                               Dollar Range of         Range of
           Trustee                                 Fund                      Investment in Fund     Investments in
                                                                              as of 12/31/2003      Evergreen Funds
                                                                                                        Complex
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Charles A. Austin III*          Evergreen Health Care Fund                   $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Shirley L. Fulton**             N/A
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
K. Dun Gifford                  Evergreen Growth and Income Fund             $10,001-$50,000      $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Health Care Fund                   $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Leroy Keith, Jr.            Evergreen Limited Duration Fund              $1-$10,000           $1-$10,000
=============================== ============================================ ==================== ====================
------------------------------- -------------------------------------------- -------------------- --------------------

Gerald M. McDonnell*            Evergreen Emerging Markets Growth Fund       $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Health Care Fund                   $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
William Walt Pettit*            Evergreen Aggressive Growth Fund             $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Emerging Markets Growth Fund       $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Global Leaders Fund                $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $1-$10,000
------------------------------- ============================================ ==================== --------------------
=============================== ============================================ ==================== ====================
David M. Richardson             Evergreen Equity Index Fund                  $10,001-$50,000      $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Russell A. Salton, III***   See below
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Michael S. Scofield*            Evergreen Aggressive Growth Fund             $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Balanced Fund                      $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Core Bond Fund                     $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Index Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Short Intermediate Bond Fund       $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Treasury Money Market Fund         Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
                                Evergreen Connecticut Municipal Bond Fund    $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Income Advantage Fund              $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen International Equity Fund          $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Managed Income Fund                $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Tax Strategic Foundation Fund      $50,001-$100,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Richard K. Wagoner              Evergreen Emerging Growth Fund               $50,001-$100,000     Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Municipal Money Market Fund        $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Special Values Fund                Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================

* In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
** Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
*** Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees' Deferred Compensation Plan.





October 1, 2004                                                XXXXXX (10/04)

                             EVERGREEN EQUITY TRUST
                          EVERGREEN SELECT EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 1.800.343.2898

                             DOMESTIC EQUITY FUNDS I

                       STATEMENT OF ADDITIONAL INFORMATION

         February 1, 2004, as supplemented July 1, 2004 and July 7, 2004

           Evergreen Aggressive Growth Fund ("Aggressive Growth Fund")
                        Evergreen Fund ("Evergreen Fund")
                      Evergreen Growth Fund ("Growth Fund")
            Evergreen Large Cap Equity Fund ("Large Cap Equity Fund")

                    (formerly Evergreen Stock Selector Fund)

        Evergreen Large Company Growth Fund ("Large Company Growth Fund")
                     Evergreen Masters Fund ("Masters Fund")

              Evergreen Mid Cap Growth Fund ("Mid Cap Growth Fund")
                    (formerly Evergreen Emerging Growth Fund)

                       Evergreen Omega Fund ("Omega Fund")
            Evergreen Strategic Growth Fund ("Strategic Growth Fund")

                (formerly Evergreen Select Strategic Growth Fund)
              Evergreen Special Equity Fund ("Special Equity Fund")

                     (Each, a "Fund"; together, the "Funds")

  Each Fund is a series of an open-end management investment company known as either Evergreen Equity Trust or Evergreen Select Equity Trust (each, a "Trust";
                            together, the "Trusts").


     This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated February 1, 2004, as supplemented July 1, 2004 or October 7, 2003, for the Fund in which you are making or contemplating an investment. The Funds are offered through four separate prospectuses: one offering Class A, Class B, Class C, and Class I shares of each Fund; one offering Class IS shares of Large Cap Equity Fund, Strategic Growth Fund and Special Equity Fund only; one offering Class R shares of Omega Fund only; and one offering Class R shares of Strategic Growth Fund only. You may obtain copies of each prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. Information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

     Certain information may be incorporated by reference to each Fund's Annual Report dated September 30, 2003. You may obtain a copy of an Annual Report without charge by calling 1.800.343.2898 or by downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY............................................................1-1
INVESTMENT POLICIES......................................................1-1
OTHER SECURITIES AND PRACTICES...........................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.........................................1-4
EXPENSES................................................................1-10
PERFORMANCE.............................................................1-17
COMPUTATION OF CLASS A OFFERING PRICE ..................................1-20
SERVICE PROVIDERS.......................................................1-21
FINANCIAL STATEMENTS....................................................1-23

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES............2-1
PURCHASE AND REDEMPTION OF SHARES.......................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS.....................................2-23
PRICING OF SHARES.......................................................2-25
PERFORMANCE CALCULATIONS................................................2-26
PRINCIPAL UNDERWRITER...................................................2-29
DISTRIBUTION EXPENSES UNDER RULE 12b-1..................................2-29
TAX INFORMATION.........................................................2-35
BROKERAGE...............................................................2-38
ORGANIZATION............................................................2-39
INVESTMENT ADVISORY AGREEMENT...........................................2-40
MANAGEMENT OF THE TRUST.................................................2-41
CORPORATE AND MUNICIPAL BOND RATINGS....................................2-45
ADDITIONAL INFORMATION..................................................2-55
PROXY VOTING POLICY AND PROCEDURES.......................................A-1

                                     PART 1

                                  TRUST HISTORY


     Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a diversified series of its respective Trust. A copy of the Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part. On December 5, 2003, Evergreen Large Cap Equity Fund changed its name from Evergreen Stock Selector Fund. On March 1, 2004, Evergreen Mid Cap Growth Fund changed its name from Evergreen Emerging Growth Fund and Evergreen Strategic Growth Fund changed its name from Evergreen Select Strategic Growth Fund.


                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

     To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

         2. Concentration

     Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

     Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

     Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be "borrowings" for the purposes of this restriction.

         5. Underwriting

     Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

     Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

     Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

     To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

     When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

     The funds in the  Evergreen  Select Equity  Trust,  Evergreen  Select Fixed
Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 23, 2002.

                         OTHER SECURITIES AND PRACTICES

     For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless noted otherwise.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions (not
 applicable to Growth Fund)
Repurchase Agreements
Reverse Repurchase Agreements (not applicable to Growth Fund)
Securities Lending
Convertible Securities
Preferred Stocks
Warrants
Options and Futures Strategies
Foreign Securities (not applicable to Aggressive Growth Fund, Evergreen Fund or
 Growth Fund)
Foreign Currency Transactions (not applicable to Aggressive Growth
 Fund, Evergreen Fund or Growth Fund)
Obligations of Foreign Branches of US Banks (not applicable to Aggressive Growth
  Fund, Evergreen Fund or Growth Fund)
Obligations of US Branches of Foreign Banks (not applicable to Aggressive Growth
  Fund, Evergreen Fund or Growth Fund)
Premium Securities (applicable only to Growth Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales (not applicable to Growth Fund)
Limited Partnerships (applicable only to Mid Cap Growth Fund, Large Company
 Growth Fund and Special Equity Fund)
Master Demand Notes (applicable only to Strategic Growth Fund and Special Equity
  Fund)
Real Estate Investment Trusts (applicable only to Strategic Growth Fund and
  Special Equity Fund)

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of December 31, 2003, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of December 31, 2003.

                ================================================================
                Aggressive Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Aggressive Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Aggressive Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Aggressive Growth Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        24.15%
                Trust Accounts
                301 S. Tryon Street, 11th Floor CMG-1151
                Charlotte, NC 28202
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Evergreen Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Evergreen Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Evergreen Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Evergreen Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        8.67%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co., Inc.                           8.45%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Attn:  Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104-4122
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Prudential Securities Inc.                           6.93%
                Special Custody Acct for the
                Exclusive Benefit of Customers - PC
                1 New York Plaza - Attn: Mutual Funds
                New York, NY 10004-1901
                ---------------------------------------------------- -----------
                Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth Fund Class C
                ----------------------------------------------------------------

                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        36.93%
                Cash Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        25.48%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        20.59%
                Reinvest Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        7.31%
                Cash/Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Credit Suisse First Boston Capital LLC               5.06%
                11 Madison Ave., Fl 3
                New York, NY 10010-3629
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Company Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Company Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of ITS Customers         5.85%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville,
                FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Company Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of Its Customers         5.88%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville,
                FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Company Growth Fund Class I
                ---------------------------------------------------- -----------
                Wachovia Bank                                        86.28%
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        7.80%
                Cash/Reinvest Accounts
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Cap Equity Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Cap Equity Fund Class B
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Large Cap Equity Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of Its Customers         8.34%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville,
                FL  32246-6484
                ----------------------------------------------------------------
                Large Cap Equity Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        58.33%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        13.48%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        8.06%
                Cash/Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        6.57%
                Cash/Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        6.38%
                Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Cap Equity Fund Class IS
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Masters Fund Class A
                ----------------------------------------------------------------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Masters Fund Class B
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                Masters Fund Class C
                ----------------------------------------------------------------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Masters Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        62.98%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        8.17%
                Trust Accounts
                301 S. Tryon Street, 11th Floor CMG-1151
                Charlotte, NC 28202
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Mid Cap Growth Fund Class A

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                Rofe & Co.                                             10.05%
                C/o State Street Bank & Trust Co.
                for Sub Account
                Mitsubishi Securities Co. Ltd.
                P.O. Box 5061 Boston, MA 02206-0001

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Mid Cap Growth Fund Class B

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                MLPF&S for the Sole Benefit of Its Customers           5.63%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor
                Jacksonville, FL  32246-6484

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Mid Cap Growth Fund Class C

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                MLPF&S for the Sole Benefit of Its Customers           7.13%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville, FL
                32246-6484

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Mid Cap Growth Fund Class I

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          38.57%
                Cash Account
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          26.16%
                Cash/Re-Invest Account
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          20.57%
                Re-Invest Account
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------
                Omega Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Omega Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Omega Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Omega Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        32.97%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        20.60%
                Re-invest Account
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Omega Fund Class R
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Co Evergreen                                         100%
                Attn: NC 1195
                401 S. Tryon Street, Ste 500
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Special Equity Fund Class A

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                VALIC                                                  49.96%
                Attn:  Greg Seward
                Woodson Tower L7-01
                2919 Allen Parkway
                Houston, TX  77019-2142

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Charles Schwab & Co., Inc.                             5.28%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                Attn: Mutual FD
                101 Montgomery Street
                San Francisco, CA  94104-4122
                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Special Equity Fund Class B

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                None

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Special Equity Fund Class C

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                MLPF&S for the Sole Benefit of ITS Customers           5.60%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville, FL
                32246-6484

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Special Equity Fund Class I

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          43.15%
                Reinvest Accounts
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          35.63%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          14.95%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Special Equity Fund Class IS

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                MLPF&S for the Sole Benefit of ITS Customers           12.69%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville, FL
                32246-6484

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          6.23%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------
                Strategic Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        32.97%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co., Inc.                           7.51%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Acct Attn  Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104-4122
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of Its Customers         5.96%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville,
                FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Strategic Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           16.35%
                Harbor Associates
                Account #2
                230 Normandy Circle
                Palm Harbor, FL 34683
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of ITS Customers         7.20%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- -----------
                Strategic Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                Strategic Growth Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        61.78%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        22.13%
                Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        9.95%
                Cash/Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                Strategic Growth Fund Class IS
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        11.53%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Strategic Growth Fund Class R
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Co Evergreen                                         100%
                Attn: NC 1195
                401 S. Tryon Street, Ste 500
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ==================================================== ===========


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly-owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.


         EIMC is entitled to receive from Aggressive Growth Fund an annual fee based on the Fund's average daily net assets as follows:

              ====================================== =================

                    Average Daily Net Assets               Fee

              ====================================== =================
              ====================================== =================

                        First $1 billion                  0.52%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                         Over $1 billion                  0.50%

              ====================================== =================


         EIMC is entitled to receive from Evergreen Fund, Large Cap Equity Fund and Masters Fund an annual fee based on each Fund's average daily net assets, as follows:

             ===================================== ===================

                   Average Daily Net Assets               Fee

             ===================================== ===================
             ===================================== ===================

                      First $1.5 billion                 0.66%

             ------------------------------------- -------------------
             ------------------------------------- -------------------

                      Next $500 million                  0.55%

             ------------------------------------- -------------------
             ------------------------------------- -------------------

                      Next $500 million                  0.50%

             ------------------------------------- -------------------
             ------------------------------------- -------------------

                      Over $2.5 billion                  0.45%

             ===================================== ===================


         EIMC is entitled to receive from Growth Fund an annual fee based on the Fund's average daily net assets as follows:


              ====================================== =================
                    Average Daily Net Assets               Fee
              ====================================== =================
              -------------------------------------- -----------------

                        First $1 billion                  0.70%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                         Over $1 billion                  0.65%

              ====================================== =================


         EIMC is entitled to receive from Mid Cap Growth Fund and Large Company Growth Fund an annual fee based on each Fund's average daily net assets as follows:


              ====================================== =================

                    Average Daily Net Assets               Fee

              ====================================== =================
              ====================================== =================

                       First $500 million                 0.51%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Next $500 million                 0.36%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Next $500 million                 0.31%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Over $1.5 billion                 0.26%

              -------------------------------------- -----------------

         EIMC is entitled to receive from Omega Fund an annual fee based on the Fund's average daily net assets as follows:

              ====================================== =================
                    Average Daily Net Assets               Fee
              ====================================== =================
              ====================================== =================
                       First $250 million                 0.660%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        Next $250 million                 0.585%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        Next $500 million                 0.510%
              -------------------------------------- -----------------
              -------------------------------------- -----------------

                         Over $1 billion                  0.410%

              ====================================== =================


         EIMC is entitled to receive from Special Equity Fund an annual fee based on the Fund's average daily net assets as follows:
              ====================================== =================

                    Average Daily Net Assets               Fee

              ====================================== =================
              ====================================== =================

                       First $250 million                 0.92%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Next $250 million                 0.85%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Next $500 million                 0.80%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                         Over $1 billion                  0.70%

              ====================================== =================


         EIMC is entitled to receive from Strategic Growth Fund an annual fee based on the Fund's average daily net assets as follows:


              ====================================== =================

                    Average Daily Net Assets               Fee

              ====================================== =================
              ====================================== =================

                       First $1.5 billion                 0.62%

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                         Over $1.5 billion                  0.55%

              ====================================== =================


Advisory Fees Paid

         Below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods. Prior to May 11, 2001, amounts paid by Large Cap Equity Fund, Masters Fund, Special Equity Fund and Strategic Growth Fund were paid to each Fund's previous investment advisor.

  ============================================================= ========================= =====================
                                                                        Advisory                Advisory
  Fund/Fiscal Year or Period                                            Fee Paid               Fee Waived
  ------------------------------------------------------------- ------------------------- ---------------------
  -------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2003
  ------------------------------------------------------------- ------------------------- ---------------------
  Aggressive Growth Fund                                                $877,384                   $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Evergreen Fund                                                       $3,454,344                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Growth Fund                                                          $3,958,398                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Cap Equity Fund                                                $3,799,284               $615,185
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Company Growth Fund                                            $2,299,715                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Masters Fund                                                         $1,062,531                  $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Mid Cap Growth Fund                                                  $2,674,472                  $0

  ------------------------------------------------------------- ------------------------- ---------------------
  Omega Fund                                                           5,954,238                   $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Special Equity Fund                                                  $2,643,202               $139,052

  ------------------------------------------------------------- ------------------------- ---------------------
  Strategic Growth Fund                                                $6,299,473               $90,889
  ------------------------------------------------------------- ------------------------- ---------------------
  -------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2002
  ------------------------------------------------------------- ------------------------- ---------------------
  Aggressive Growth Fund                                               $1,147,562                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Evergreen Fund                                                       $6,008,661                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Growth Fund                                                          $3,493,525                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Cap Equity Fund                                                $4,864,516              $1,018,586
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Company Growth Fund                                            $2,783,259                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Masters Fund                                                         $1,661,052                  $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Mid Cap Growth Fund                                                  $3,004,428                  $0

  ------------------------------------------------------------- ------------------------- ---------------------
  Omega Fund                                                           $7,499,653                  $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Special Equity Fund                                                  $2,494,215               $817,952

  ------------------------------------------------------------- ------------------------- ---------------------
  Strategic Growth Fund                                                $4,084,762               $720,606
  ------------------------------------------------------------- ------------------------- ---------------------
  -------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2001
  ------------------------------------------------------------- ------------------------- ---------------------
  Aggressive Growth Fund                                               $1,673,374                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Evergreen Fund                                                       $9,478,140                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Growth Fund                                                          $4,071,397                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Cap Equity Fund                                               $ 6,025,956              $1,241,529
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Company Growth Fund                                            $3,728,366                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Masters Fund                                                         $2,509,089                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Mid Cap Growth Fund                                                  $3,850,572                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Omega Fund                                                           $9,521,411                  $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Special Equity Fund (a)                                              $ 607,642                $258,710

  ------------------------------------------------------------- ------------------------- ---------------------

  Special Equity Fund (b)                                             $ 2,390,755               $956,999

  ------------------------------------------------------------- ------------------------- ---------------------
  Strategic Growth Fund (a)                                            $ 994,907                $74,301
  ------------------------------------------------------------- ------------------------- ---------------------
  Strategic Growth Fund (b)                                           $ 4,598,643               $318,766
  ============================================================= ========================= =====================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)  Year ended June 30, 2001.

Sub-Advisory Fees Paid


     OppenheimerFunds, Inc. (Oppenheimer) and MFS Investment Management (MFS) each manage, along with EIMC's Value Equity team and Large Cap Growth team, a segment of Masters Fund. EIMC pays Oppenheimer and MFS fees equal in the aggregate up to 0.50% of Masters Fund's average daily net assets.


     Below are the sub-advisory fees paid by the investment advisor to the sub-advisors for the last three fiscal years or periods.

================================================ ======================= ===========================
                                                                              Oppenheimer and
Fund/Fiscal Year or Period                                EIMC                      MFS
------------------------------------------------ ----------------------- ---------------------------
----------------------------------------------------------------------------------------------------
Year or Period Ended September 30, 2003
----------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------- ---------------------------
Masters Fund                                            $206,531               $ 459,103 (a)
------------------------------------------------ ----------------------- ---------------------------
----------------------------------------------------------------------------------------------------
Year or Period Ended September 30, 2002
----------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------- ---------------------------
Masters Fund                                           $ 251,649               $ 701,207 (b)
------------------------------------------------ ----------------------- ---------------------------
----------------------------------------------------------------------------------------------------
Year or Period Ended September 30, 2001
----------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------- ---------------------------
Masters Fund                                          $121,252 (c)               $1,118,597
================================================ ======================= ===========================

(a) Marsico Capital Management, LLC (Marsico) acted as one of the Fund's sub-advisors until November 3, 2003.

(b)  Marsico  replaced  Putnam  Investment   Management,   LLC  as  one  of  the
     sub-advisors to Masters Fund, effective September 1, 2002.

(c) $121,252 was paid to EIMC for the three-month period ended September 30, 2001. The Fund changed one of its sub-advisors to EIMC on May 11, 2001.

     For the fiscal period from October 1, 2000 through May 11, 2001, Evergreen Asset Management Company acted as one of the sub-advisors to Masters Fund and was reimbursed $206,835 by the Fund's previous investment advisor for the costs of providing sub-advisory services.

Brokerage Commissions

     Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers, and brokerage commissions paid by the applicable Funds to Wachovia Securities LLC, an affiliated broker-dealer that places trades through its wholly-owned subsidiary, First Clearing Corp. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

============================================ =========================== ===========================
                                                                           Total Paid to Wachovia
        Fund/Fiscal Year or Period           Total Paid to All Brokers         Securities LLC
------------------------------------------------------------------------ ---------------------------
Fiscal Year or Period Ended September 30, 2003
------------------------------------------------------------------------ ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                               $1,397,466                   $321,975
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $1,740,719                   $730,564
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                          $3,819,509                   $31,067
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Cap Equity Fund                                $1,403,245                   $165,025
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $2,509,511                   $939,403
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $450,448                    $51,045
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Mid Cap Growth Fund                                  $5,705,755                  $1,222,276

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $7,171,437                  $2,085,534
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Special Equity Fund                                  $2,644,645                   $74,624

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Strategic Growth Fund                                $6,423,474                  $1,633,617
-------------------------------------------- --------------------------- ---------------------------
----------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended September 30, 2002
----------------------------------------------------------------------------------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                               $1,020,903                   $224,418
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $2,251,177                   $877,747
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                          $1,675,366                   $35,223
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Cap Equity Fund                                $1,793,031                   $74,659
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $1,964,618                   $761,968
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $754,272                    $28,651
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Mid Cap Growth Fund                                  $3,785,397                   $683,275

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $5,629,264                  $1,617,703
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Special Equity Fund                                  $2,501,274                   $84,384

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Strategic Growth Fund                                $3,422,525                   $168,142
-------------------------------------------- --------------------------- ---------------------------
------------------------------------------------------------------------ ---------------------------
Fiscal Year or Period Ended September 30, 2001
------------------------------------------------------------------------ ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                                $948,633                    $121,583
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $3,598,637                   $787,168
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                           $667,743                    $43,806
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Cap Equity Fund                                $1,614,942                   $76,342
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $2,379,822                   $557,365
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $373,399                    $15,088
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Mid Cap Growth Fund                                  $1,844,993                   $161,695

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $5,669,012                  $1,082,732
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Special Equity Fund (a)                               $281,302                    $29,739

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Special Equity Fund (b)                              $1,739,661                   $55,685

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Strategic Growth Fund (a)                             $524,475                    $65,858
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Strategic Growth Fund (b)                            $2,113,071                   $97,645
-------------------------------------------- --------------------------- ---------------------------
============================================ =========================== ===========================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)  Year ended June 30, 2001.

Percentage of Brokerage Commissions

     The tables below show, for the fiscal year or period ended September 30, 2003, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities LLC; and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities LLC. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

========================================= ============================== =============================
                                                                                Percentage of
                                          Percentage of Commissions to   Commissionable Transactions
                                             Wachovia Securities LLC     through Wachovia Securities
                  Fund                                                               LLC
========================================= ============================== =============================
========================================= ============================== =============================
Aggressive Growth Fund                                23.0%                         53.9%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Evergreen Fund                                        42.0%                         38.4%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Growth Fund                                           0.8%                           3.1%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Large Cap Equity Fund                                 11.8%                          8.9%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Large Company Growth Fund                             37.4%                         35.0%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Masters Fund                                          12.6%                          8.7%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------

Mid Cap Growth Fund                                   21.4%                         60.5%

----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Omega Fund                                            29.1%                         78.9%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Special Equity Fund                                   2.8%                          17.3%

----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Strategic Growth Fund                                 25.4%                         27.1%
----------------------------------------- ------------------------------ -----------------------------
========================================= ============================== =============================

Portfolio Turnover

     The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

Underwriting Commissions

     Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

   ============================================== =========================== ============================
   Fund/Fiscal Year or Period                               Total              Underwriting Commissions
                                                   Underwriting Commissions            Retained
   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------
   Fiscal Year or Period Ended September 30, 2003
   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                  $220,985                     $10,761
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                          $162,612                     $5,402
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $429,861                     $19,199
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Cap Equity Fund                                   $42,343                      $3,106
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $239,908                     $10,571
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                            $116,031                     $8,593
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Mid Cap Growth Fund                                     $217,183                     $9,641

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                             $2,112,901                    $80,539
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Special Equity Fund                                     $147,727                     $9,415

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Strategic Growth Fund                                   $53,062                      $1,622
   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------

   Fiscal Year or Period Ended September 30, 2002
   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                  $327,001                     $12,237
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                          $341,932                     $8,822
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $864,341                     $19,380
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Cap Equity Fund                                   $53,389                      $1,834
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $426,123                     $10,932
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                            $346,497                     $8,979
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Mid Cap Growth Fund                                     $368,859                     $9,165

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                             $5,133,634                    $97,983
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Special Equity Fund                                     $431,900                     $7,756

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Strategic Growth Fund                                   $33,213                       $695
   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------
   Fiscal Year or Period Ended September 30, 2001
   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                  $962,975                     $27,673
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                          $518,254                     $10,064
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $698,098                     $12,185
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Cap Equity Fund                                   $27,004                      $1,190
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $572,347                     $8,608
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                           $1,507,143                    $35,852
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Mid Cap Growth Fund                                     $566,663                     $8,506

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                            $14,899,699                   $180,188
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Special Equity Fund (a)                                 $822,210                     $13,657

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Special Equity Fund (b)                                $1,340,126                    $24,435

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Strategic Growth Fund (a)                                $5,086                       $219
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Strategic Growth Fund (b)                                $2,250                        $62
   ---------------------------------------------- --------------------------- ----------------------------
   ============================================== =========================== ============================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)  Year ended June 30, 2001.

12b-1 Fees

     Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended September 30, 2003. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

====================================== =============== ================================== ================================ =========
                                          Class A                   Class B                           Class C               Class IS
Fund
======================================
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
                                        Service Fees     Distribution        Service        Distribution       Service       Service
                                                             Fees             Fees              Fees            Fees          Fees
====================================== =============== ================= ================ ================= ============== =========
Aggressive Growth Fund                    $299,349         $316,564         $105,522          $47,530          $15,844         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Evergreen Fund                            $253,741        $1,096,403        $365,468          $29,952          $9,984          N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Growth Fund                               $156,333         $112,905          $37,635         $1,522,570       $507,523         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Large Cap Equity Fund                     $103,304         $79,436           $26,479           $5,309          $1,770        $2,152
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Large Company Growth Fund                $1,110,767        $189,402          $63,134          $53,325          $17,775         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Masters Fund                              $157,819         $441,267         $147,089          $41,129          $13,709         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------

Mid Cap Growth Fund                      $1,397,544        $173,790          $57,930          $37,111          $12,370         N/A

-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Omega Fund                               $1,100,952       $4,039,049       $1,346,349         $936,545        $312,182         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------

Special Equity Fund                       $95,472          $223,157          $74,386          $114,396         $38,132       $6,238

-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
 Strategic Growth Fund                     $9,240           $8,171           $2,724            $7,562          $2,520        $34,582
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
====================================== =============== ================= ================ ================= ============== =========

Trustee Compensation

     Listed below is the Trustee compensation paid by the Domestic Equity Funds I (the "Fund group") within Evergreen Equity Trust and Evergreen Select Equity Trust for the fiscal year ended September 30, 2003 and by the Trusts and the nine other trusts in the Evergreen fund complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in
Part 2 of this SAI.

======================================== ================================= ====================================
                                         Aggregate Compensation from the       Total Compensation from the
                                          Fund Group for the fiscal year     Evergreen Fund Complex for the
                                                 ended 9/30/2003            twelve months ended 12/31/2003(1)

                Trustee
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Laurence B. Ashkin(2)                                 $3,116                             $70,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Charles A. Austin, III                                $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Arnold H. Dreyfuss(2)                                 $3,116                             $70,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
K. Dun Gifford                                        $7,893                            $178,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
James S. Howell(3)                                     $653                                $0
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Leroy Keith Jr.                                       $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Gerald M. McDonnell                                   $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Thomas L. McVerry(4)                                  $2,485                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
William Walt Pettit                                   $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
David M. Richardson                                   $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Russell A. Salton, III                                $7,383                            $163,500
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Michael S. Scofield                                   $8,804                            $193,500
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Richard J. Shima                                      $7,135                            $168,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Richard K. Wagoner                                    $6,626                            $153,000
======================================== ================================= ====================================

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

                  Austin:  $91,800
                  McVerry: $22,500
                  Pettit:  $153,000
                  Shima    $58,800

(2)  As of December 31, 2003, Mr. Ashkin and Mr.  Dreyfuss'  three-year terms as
     Trustee Emeriti expired.  They received  compensation  through December 31,
     2003.
(3) As of December 31, 2002, Mr. Howell's three-year term as Trustee Emeritus expired. Mr. Howell received compensation through December 31, 2002.
(4)  On February 3, 2003, Mr. McVerry resigned. He received compensation through
     February 2003.

                                   PERFORMANCE

Total Return

     Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of September 30, 2003. The after-tax returns shown are for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

  =================== ==================== ===================== ==================== =====================
                                                                 Ten Years or Since
                                                                   Inception Date
  Fund/Class               One Year             Five Years            Of Class           Inception Date
                                                                                            Of Class
  =================== ==================== ===================== ==================== =====================
  =========================================================================================================
  Aggressive Growth Fund (1)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   20.40%                4.08%                 7.05%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  20.40%                1.31%                 5.38%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  13.26%                2.87%                 5.75%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   21.90%                4.36%                 7.06%         7/7/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   25.91%                4.55%                 7.04%         8/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   28.24%                5.63%                 7.94%         7/11/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  Evergreen Fund (3)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   10.78%                -5.34%                4.28%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   11.73%                -5.13%                4.26%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   15.63%                -4.89%                4.26%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   17.83%                -3.94%                5.18%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   17.83%                -5.52%                3.34%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   11.59%                -3.18%                4.00%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------
  Growth Fund (4)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   24.49%                6.02%                 8.28%         6/5/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   25.93%                6.20%                 8.24%         10/18/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   30.10%                6.48%                 8.23%         4/15/1985
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C+                  30.10%                4.06%                 5.01%         4/15/1985
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C+                  19.56%                4.43%                 5.22%         4/15/1985
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   32.35%                7.54%                 8.74%         11/19/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  Large Cap Equity Fund (5)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   16.52%                0.36%                 7.38%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  16.31%                -1.86%                4.20%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  10.72%                -0.20%                4.83%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   17.68%                0.54%                 6.60%         11/7/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   21.67%                0.91%                 7.67%         6/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   24.04%                1.80%                 8.22%         2/21/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  23.64%                1.56%                 8.01%         6/30/2000
  =================== ==================== ===================== ==================== =====================
  ---------------------------------------------------------------------------------------------------------
  Large Company Growth Fund (2)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   11.07%                -1.29%                6.00%         1/20/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   12.00%                -1.11%                6.18%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B+                  12.00%                -3.49%                3.19%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B+                   7.80%                -1.20%                4.22%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   16.23%                -0.85%                6.19%         1/22/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   18.32%                -0.03%                6.63%         6/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Masters Fund
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A                   15.54%                 N/A                 -5.33%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A+                  15.54%                 N/A                 -6.34%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A+                  10.10%                 N/A                 -4.86%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class B                   16.88%                 N/A                 -5.17%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class C                   20.70%                 N/A                 -4.85%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class I                   23.13%                 N/A                 -3.90%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------


  Mid Cap Growth Fund (2)

  ---------------------------------------------------------------------------------------------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class A             34.49%              7.10%                 4.44%                 1/20/1998

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class B             36.55%              7.41%                 4.64%                 9/11/1935

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class B+            36.55%              3.99%                 1.51%                 9/11/1935

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------


  (after taxes on distributions)

  ---------------------------------------------------------------------------------------------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class B+            23.76%              5.11%                 2.61%                 9/11/1935

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------


  (after taxes on distributions and sale of Fund shares)

  ---------------------------------------------------------------------------------------------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class C             40.05%              7.57%                 4.64%                 1/26/1998

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class I             42.90%              8.59%                 5.20%                 1/26/1998

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Omega Fund (6)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   18.97%                2.38%                 7.24%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  18.97%                1.58%                 5.36%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  12.33%                1.89%                 5.32%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   20.30%                2.49%                 7.00%         8/2/1993
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   24.30%                2.82%                 7.01%         8/2/1993
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   26.55%                3.86%                 8.03%         1/13/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class R                   26.24%                3.60%                 7.87%         10/10/2003
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Special Equity Fund (7)

  ------------------- --------------------- ------------------- --------------------- ---------------------


  Class A             35.24%                11.51%              10.44%                8/30/1999

  ------------------- --------------------- ------------------- ---------------------
  ------------------- --------------------- ------------------- --------------------- ---------------------


  Class B             37.43%                11.92%              10.79%                8/30/1999

  ------------------- --------------------- ------------------- ---------------------
  ------------------- --------------------- ------------------- --------------------- ---------------------


  Class C             41.30%                12.15%              10.78%                8/30/1999
  ------------------- --------------------- ------------------- ---------------------
  ------------------- --------------------- ------------------- --------------------- ---------------------

  Class I             43.93%                13.14%              11.38%                3/15/1994

  ------------------- --------------------- ------------------- ---------------------
  ------------------- --------------------- ------------------- --------------------- ---------------------

  Class I+            43.93%                10.52%              7.87%                 3/15/1994
  ---------------------------------------------------------------------------------------------------------

  (after taxes on distributions)
  ------------------- --------------------- ------------------- --------------------- ---------------------

  Class I+            28.55%                10.08%              7.80%                 3/15/1994
  ---------------------------------------------------------------------------------------------------------

  (after taxes on distributions and sale of Fund shares)

  ------------------- --------------------- ------------------- --------------------- ---------------------

  Class IS            43.48%                12.89%              11.16%                3/15/1994

  ---------------------------------------------------------------------------------------------------------

  Strategic Growth Fund (8)

  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   10.89%                1.60%                10.80%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   11.72%                2.22%                11.33%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   15.77%                2.47%                11.33%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   17.93%                2.95%                11.63%         11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  17.88%                0.33%                  N/A          11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  11.68%                2.00%                  N/A          11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  17.68%                2.69%                11.34%         2/27/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class R                   17.93%                2.95%                11.63%         10/10/2003
  ------------------- -------------------- --------------------- -------------------- ---------------------
  =================== ==================== ===================== ==================== =====================

(1) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(4) Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(5) Historical performance shown for Classes B, C, I and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, I and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C, and 0.25% for Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Classes I and IS would have been higher.

(6) Historical performance shown for Classes B, C, I and R prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, I and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C and 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B, C and R would have been lower while returns for Class I would have been higher.

(7)  Historical  performance  shown  for  Classes  A,  B and C  prior  to  their inception is based on (1) Class IS shares from 7/27/1998 to their inception, (2) the performance of the Class A shares of the fund's predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998, and (3) the original class of shares of the fund's predecessor fund from 3/15/1994 to 2/20/1995. The performance has not been adjusted to reflect the differences in each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C and 0.25% for Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to 7/27/1998 is based on the performance of the Class Y shares of the fund's predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to 7/27/1998 is based on the performance of the Class A shares of the fund's predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998, and the original class of shares of the fund's predecessor fund from 3/15/1994 to 2/20/1995, and reflects the same 0.25% 12b-1 fee applicable to Class IS.

(8) Historical performance shown for Classes A, B, C, IS and R prior to their inception is based on the fund's Class I shares, the original class offered. Historical performance shown for Class I prior to 11/24/1997 is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C, 0.25% for Class IS and 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A as of September 30, 2003. For more information, see "Pricing of Shares" in
Part 2 of this SAI.

       ========================================= =============== =================== ===================
                                    Net Asset
       Fund                                        Value Per        Sales Charge       Offering Price
                                                     Value                               Per Share
       ========================================= =============== =================== ===================
       ========================================= =============== =================== ===================
       Aggressive Growth Fund                        $14.40            5.75%               $15.28
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Evergreen Fund                                $10.48            5.75%               $11.12
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Growth Fund                                   $14.08            5.75%               $14.94
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Large Cap Equity Fund                         $11.93            5.75%               $12.66
       ----------------------------------------- --------------- ------------------- -------------------
       Large Company Growth Fund                     $5.52             5.75%               $5.86
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Masters Fund                                  $6.99             5.75%               $7.42
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------

       Mid Cap Growth Fund                           $4.25             5.75%               $4.51

       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Omega Fund                                    $21.07            5.75%               $22.36
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------

       Special Equity Fund                           $10.86            5.75%               $11.52

       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Strategic Growth Fund                         $22.16            5.75%               $23.51
       ----------------------------------------- --------------- ------------------- -------------------
       ========================================= =============== =================== ===================

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

                =================================== ============================
                     Average Daily Net Assets                  Administrative
                      of the Evergreen Funds                  Service Fee Rates
                =================================== ============================
                =================================== ============================
                        First $50 billion                          0.100%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                         Next $25 billion                          0.090%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                         Next $25 billion                          0.080%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                         Next $25 billion                          0.075%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                   On assets over $125 billion                     0.050%
                =================================== ============================

     Below are the administrative service fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2001, the Funds paid EIS under a different fee schedule.


           ==================================================== =============================
                                                                Administrative Fee Paid
           Fund/Fiscal Year or Period
           ==================================================== =============================
           ==================================================================================
           Year or Period Ended September 30, 2003
           ----------------------------------------------------------------------------------
           ---------------------------------------------------- -----------------------------
           Aggressive Growth Fund                               $168,728
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Evergreen Fund                                       $460,579
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Growth Fund                                          $565,485
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Cap Equity Fund                                $668,859
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Company Growth Fund                            $439,005
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Masters Fund                                         $122,130
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Mid Cap Growth Fund                                  $535,035

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Omega Fund                                           $1,072,494
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Special Equity Fund                                  $302,419

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Strategic Growth Fund                                $1,030,704
           ---------------------------------------------------- -----------------------------
           ----------------------------------------------------------------------------------
           Year or Period Ended September 30, 2002
           ----------------------------------------------------------------------------------
           ---------------------------------------------------- -----------------------------
           Aggressive Growth Fund                               $220,685
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Evergreen Fund                                       $805,797
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Growth Fund                                          $565,192
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Cap Equity Fund                                $891,379
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Company Growth Fund                            $566,212
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Masters Fund                                         $190,926
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Mid Cap Growth Fund                                  $626,602

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Omega Fund                                           $1,448,086
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Special Equity Fund                                  $360,018

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Strategic Growth Fund                                $775,059
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------------------------------------
           Year or Period Ended September 30, 2001
           ----------------------------------------------------------------------------------
           ---------------------------------------------------- -----------------------------
           Aggressive Growth Fund                               $321,803
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Evergreen Fund                                       $1,211,711
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Growth Fund                                          $872,442
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Cap Equity Fund                                $1,101,134
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Company Growth Fund                            $829,823
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Masters Fund                                         $288,401
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Mid Cap Growth Fund                                  $863,504

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Omega Fund                                           $1,942,242
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Special Equity Fund (a)                              $94,169

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Special Equity Fund (b)                              $364,190

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Strategic Growth Fund (a)                            $172,453
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Strategic Growth Fund (b)                            $793,131
           ---------------------------------------------------- -----------------------------
           ==================================================== =============================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective July 31, 2001
(b)  Year Ended June 30, 2001.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

   -------------------------------------- ----------------- --------------------
                                          Annual Fee Per     Annual Fee Per
                                           Open Account*     Closed Account**
   Fund Type
   -------------------------------------- ----------------- --------------------
   -------------------------------------- ----------------- --------------------
   Monthly Dividend Funds                      $26.75              $9.00
   -------------------------------------- ----------------- --------------------
   -------------------------------------- ----------------- --------------------
   Quarterly Dividend Funds                    $25.75              $9.00
   -------------------------------------- ----------------- --------------------
   -------------------------------------- ----------------- --------------------
   Semiannual Dividend Funds                   $24.75              $9.00
   -------------------------------------- ----------------- --------------------
   -------------------------------------- ----------------- --------------------
   Annual Dividend Funds                       $24.75              $9.00
   -------------------------------------- ----------------- --------------------
* For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical tax information.

Distributor

     Evergreen  Investment  Services,  Inc., 90 Park Avenue,  New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Registered Public Accounting Firm

     KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

     State  Street  Bank  and  Trust  Company,  225  Franklin  Street,   Boston,
Massachusetts 02110, keeps custody of the Funds' securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

     The audited financial statements and the reports thereon are incorporated by reference to each Fund's Annual Report, copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com.

                   Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

     The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

     The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

     These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or
(2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v)  Federal National Mortgage Association; and

         (vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

     Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

     The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

     Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

     The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

     The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

     As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

     The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

     The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

     Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

     The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

     The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

     The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

     The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

     The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

     The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

     The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

     The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

     Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

     The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

     The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

     The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

     The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

     The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

     The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

     The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

     The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

     The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

     Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

     The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

     The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

     The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

     The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

     The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american   Development   Bank  and  World  Bank  (formerly  known  as  the
International Bank for Reconstruction and Development)

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

     As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

     The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

     The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

     (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

     (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

     (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

     (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect
(a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

     The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

     The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

     The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

     The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

     Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

     A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

     The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

     The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

     Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

     The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

     The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

     The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

     From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

     The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

     A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

     The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

     The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

     An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

     As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

     Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

     Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

     The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

     In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

     For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

     The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

     Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

     REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

     Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

     The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

     The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

     The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

     For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

     When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

     The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

     Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

     The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

     You may buy shares of the Fund through Evergreen Investment Services,  Inc.
(EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.


Class A Shares

     The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

                                                     ---------------------------- ----------------- ------------------

Equity and International Funds                       Your Investment              As a % of NAV     As a % of your

                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                5.75%             6.10%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Long-term Bond Funds                                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                4.75%             4.99%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Short-term Bond Funds                                Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                3.25%             3.36%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              3.00%             3.09%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            1.50%             1.52%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

     There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem any such shares within one year (see "Contingent Deferred Sales Charge" below).

     No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EIS and any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

     In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America's Utility Fund.


Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:


                                            Maximum Contingent
                                           Deferred Sales Charge

Years Held
1                                                  5.00%
2                                                  4.00%
3                                                  3.00%
4                                                  3.00%
5                                                  2.00%
6                                                  1.00%
Thereafter                                         0.00%
8                                           Converts to Class A
Dealer Allowance                                   4.00%



     Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.


     A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

     In addition, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy. The computer systems of certain of the Funds' financial intermediaries currently do not have the ability to aggregate shares. Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000. Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.


Class C Shares


         The Fund offers Class C shares without a front-end sales charge. The Fund may charge a CDSC on shares you redeem based on the following schedule:

                                                     Maximum
                                                    Contingent
                                                  Deferred Sales
Years Held                                            Charge

1                                                     1.00%



Thereafter                                            0.00%


     There is 1.00% redemption fee that may apply to assets redeemed or exchanged within 90 days of the date of purchase for the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund.


     For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class I Shares (also referred to as Institutional Shares)


     No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.


Class R Shares


     Class R shares are offered at NAV without a front-end sales charge or CDSC. However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund. Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EIS. Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions. Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.


Class S and Class S1 Shares

     Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EIS. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.


Administrative   Shares,   Institutional   Service  Shares,   Investor   Shares,
Participant Shares, Reserve Shares, Resource Shares

     Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

     The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund. Your shares age one year on the same day of the next year and each year thereafter. For example, if you purchase Class B shares on January 2nd, a redemption of any of those sharees will be subject to the 5.00% contingent deferred sale charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer back to the section entitled "Purchase and Redemption of Shares," for the complete schedule of each class' maximum contingent deferred sales charge.

     The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Redemption-in-kind

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

     If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

     You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

     You may add the value of all of your existing Evergreen Fund investments in all retail share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

     Your account, and therefore your rights of accumulation, can be linked to your spouse, parents, siblings and children. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

     You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without a front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of Wachovia, its affiliates, EIS, any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EIS or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

     With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

     Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

     As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

     The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.



                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

     Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:


                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

     Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
      ATVD = ending redeemable value of
             the initial $1,000, after taxes on
             fund distributions but not after
             taxes on redemption.


Return After Taxes on Distributions and Redemption

     Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n = number of years. ATVDR = ending redeemable value of the initial $1,000, after taxes on fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period


7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

     The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1


Tax Equivalent Yield

     If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

     EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

     All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

     EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.


     The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.


         From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.



                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

     The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.


     Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.


                            -------------------------- -------------------------
                                                            Current Maximum
                         Class 12b-1 Fees Allowed Under
                                                               the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(d)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(e)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(f)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(g)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(h)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        R                      1.00%(i)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

     Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.


         The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:


         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.


     The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

     In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund's distributor or its predecessor.

     Since EIS's compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

     Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.


     Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

     Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

     In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

     All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or
(ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

     EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

     The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

         The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

     EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

     In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EIS pays commissions to investment firms for sales of Class A shares at the following rates:


                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*
                                                     -------------------------------- --------------------------------
*    Evergreen  Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------
**   Evergreen  Adjustable  Rate Fund and  Evergreen  Ultra  Short Bond Fund pay
     0.25% to investment firms for all amounts over $1,000,000.

         EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

     EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

     EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

     No  commissions  are  paid  on  sales  of  any  Class  I,   Administrative,
Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

     The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

     Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

     From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains.
Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

     Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

     If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

     The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

     Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

     Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

     Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% (20% for sales before May 6, 2003) for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

     Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

     If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

     If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

     When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

     The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC., an affiliate of the Fund's investment advisor. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

     When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

     Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

     The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

     Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.


                          INVESTMENT ADVISORY AGREEMENT

     On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

     If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

     The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings;
(13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

     The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

     In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

     Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

     The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

     The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended September
30, 2003, the Executive Committee held nineteen committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

     The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended September 30, 2003, the Audit Committee held four committee meetings.


     The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David
M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended September 30, 2003, the Performance Committee held four committee meetings.

     Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.


Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
        Name and            Position    Beginning      Principal Occupations for Last Five         Number of           Other
                                                                                                  Portfolios
                                                                                                  Overseen in      Directorships
      Date of Birth                      Year of                                                Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen

                             Trust       Office*                                                  12/31/2003       Funds Complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Charles A. Austin III       Trustee        1991      Investment Counselor, Anchor Capital             93                None
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
                                                     Director, Health Development Corp.
                                                     (fitness-wellness centers); Former

DOB: 10/23/1934                                      Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust; Former Investment
                                                     Counselor, Appleton Partners, Inc.
                                                     (investment advice); Former Director,
                                                     Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice)
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Shirley L. Fulton           Trustee        2004      Partner, Helms, Henderson & Fulton,              93                None
                                                     P.A. (law firm); Retired Senior
DOB: 1/10/52                                         Resident Superior Court Judge, 26th
                                                     Judicial District, Charlotte, NC

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman and President, Oldways
                                                     Preservation and Exchange Trust
                                                     (education); Trustee, Treasurer and
                                                     Chairman of the Finance Committee,
                                                     Cambridge College; Former Chairman of

K. Dun Gifford              Trustee        1974      the Board, Director, and Executive Vice          93                None
DOB: 10/23/1938                                      President, The London Harness Company

                                                     (leather goods purveyor); Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman                        Trustee,
                                                     of the Board and Chief Executive                             Phoenix Series
                                                     Officer, Carson Products Company                             Fund, Phoenix

Dr. Leroy Keith, Jr.        Trustee        1983      (manufacturing); Director, Obagi                 93          Multi-Portfolio
DOB: 2/14/1939                                       Medical Products Co.; Director, Lincoln                      Fund, and The
                                                     Educational Services; Director,                              Phoenix Big
                                                     Diversapack Co.; Former President,                           Edge Series Fund

                                                     Morehouse College; Former Director,
                                                     Mentor Income Fund, Inc.; Former
                                                     Trustee, Mentor Funds and Cash Resource
                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Gerald M. McDonnell         Trustee        1988      Manager of Commercial Operations, SMI            93                None
                                                     STEEL Co. - South Carolina (steel
                                                     producer); Former Sales and Marketing
                                                     Management, Nucor Steel Company; Former

DOB: 7/14/1939                                       Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                                                     Pettit, P.A. (law firm); Former

William Walt Pettit         Trustee        1984      Director, Mentor Income Fund, Inc.;              93                None
DOB: 8/26/1955                                       Former Trustee, Mentor Funds and Cash

                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          93                None
                                                     (executive recruitment business
                                                     development/consulting company);
                                                     Consultant, Kennedy Information, Inc.
                                                     (executive recruitment information and
                                                     research company); Consultant, AESC
                                                     (The Association of Retained Executive
                                                     Search Consultants); Trustee, NDI

DOB: 9/19/1941                                       Technologies, LLP (communications);
                                                     Director, J&M Cumming Paper Co. (paper
                                                     merchandising); Former Vice Chairman,
                                                     DHR International, Inc. (executive
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton, Medical Director, U.S. Health

III                         Trustee        1984      Care/Aetna Health Services; Former               93                None
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;

                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------





-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S.              93                None
                                                     Scofield; Former Director, Mentor

DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Richard J. Shima            Trustee        1993      Independent Consultant; Director, Trust          93                None
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director, Hartford
                                                     Hospital; Trustee, Greater Hartford
                                                     YMCA; Former Director, Enhance
                                                     Financial Services, Inc.; Former
DOB: 8/11/1939                                       Director, Old State House Association;
                                                     Former Director of CTG Resources, Inc.
                                                     (natural gas); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

Richard K. Wagoner,        Trustee         1999      Member and Former President, North               93                None
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts

CFA**                                                Society; Former Consultant to the
DOB: 12/12/1937                                      Boards of Trustees of the Evergreen
                                                     funds; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
          Trustee             Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Charles A. Austin III*        Evergreen Health Care Fund                     $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================

Shirley L. Fulton             None

----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================

K. Dun Gifford                Evergreen Growth and Income Fund               $10,001-$50,000      $10,001-$50,000

----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          Evergreen Limited Duration Fund                $1-$10,000           $1-$10,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
Gerald M. McDonnell*                                                                              $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit*          Evergreen Aggressive Growth Fund               $1-$10,000           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ============================================== ==================== --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III* None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield*          Evergreen Aggressive Growth Fund               $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------

============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Income Advantage Fund                $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Equity Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Managed Income Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Municipal Money Market Fund          $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Special Values Fund                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
*    In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred
     Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

         Set forth below are the officers of each of the eleven Evergreen
Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Dennis H. Ferro                  President                President, Chief Executive Officer and Chief Investment
401 S. Tryon                                              Officer, Evergreen Investment  Company, Inc. and Executive
Charlotte, NC 28288                                       Vice President, Wachovia Bank, N.A.

DOB: 6/20/1945
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street
Boston, MA 02116
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
-------------------------------- ------------------------ -------------------------------------------------------------

                      CORPORATE AND MUNICIPAL BOND RATINGS

     The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

     If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                                      Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary
June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o    Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    Have  failed  to  act  on  takeover   offers  where  the  majority  of  the
     shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.



Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.


Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o        adverse governance changes

o        excessive increases in authorized capital stock

o        unfair method of distribution

o        diminution of voting rights

o        adverse conversion features

o        negative impact on stock option plans

o        other alternatives such as spinoff


VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.       Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

                  SEMI-ANNUAL REPORT FOR EVERGREEN MASTERS FUND

                                 MARCH 31, 2004

                    [GRAPHIC OMITTED] Evergreen Masters Fund

         Evergreen Masters Fund: Semiannual Report as of March 31, 2004

table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 6 FINANCIAL HIGHLIGHTS
10 SCHEDULE OF INVESTMENTS
28 STATEMENT OF ASSETS AND LIABILITIES
29 STATEMENT OF OPERATIONS
30 STATEMENTS OF CHANGES IN NET ASSETS
31 NOTES TO FINANCIAL STATEMENTS
36 TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
May 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Masters Fund, which covers the six-month period ended March 31, 2004.

Equity investors continued to benefit from the powerful growth in Gross Domestic Product (GDP) and profits over the past six months ended March 31, 2004. Stimulative monetary and fiscal policies enabled the economic expansion to broaden from the consumer to U.S. businesses, and the major cost cutting initiatives enacted over the past two years resulted in dramatic improvements in operating leverage, driving corporate earnings higher. In addition to these catalysts, equity investors had the added benefit of the most attractive tax rates on dividends and capital gains in more than 50 years.

After emerging relatively unscathed from the volatile interest rate environment of the third quarter in 2003, equity investors entered the investment period with plenty of reasons to remain optimistic. Economic growth was accelerating, assisted by several forces propelling demand higher. First, the child tax credit refund checks distributed last summer resulted in significant gains in personal consumption. Second, the deflation concerns previously uttered by the Fed led to a new round of mortgage refinancing

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

activity, which provided consumers with another infusion of cash. Finally, the new tax laws gave U.S. businesses increased incentives to invest, and spending on equipment and software surged.

After third quarter 2003 GDP growth in excess of 8%, the U.S. economy was tracking for 4% growth in the fourth quarter. Higher demand led to more sales for U.S. businesses, and the massive cost cutting previously undertaken by corporations led to significantly larger profit margin expansion, which propelled earnings higher. The gathering momentum throughout the economy led to upward revisions for fourth quarter earnings, and equities continued to trend higher.

Record levels of productivity growth were enhanced by major increases in capital investment. Indeed, spending on equipment and software grew by approximately 15% in the second half of 2003, and forecasts suggested a similar pace during the first half of 2004. The more productive workers became, however, the less inclined businesses were to increase payrolls. Concerns over a jobless recovery mounted, resulting in temporary periods of volatility within the equity markets. Yet, seemingly every time these concerns increased, Fed officials responded with positive commentary indicating that monetary policy would remain accommodative for a "considerable period."

The momentum in the economy and corporate profitability carried over into the new year. Operating earnings for companies in the Standard & Poor's 500 Index surged

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

by 28% in the fourth quarter of 2003 and strong demand in the first quarter led to positive revisions for 2004 earnings forecasts. The equity markets initially responded favorably to the improving outlook for profits, yet pulled back as the quarter progressed due to rising geopolitical tensions. Terrorist activity in Spain and the problems in Iraq at times weighed heavily on investor sentiment. In addition, fears of rising interest rates started to emerge as the investment period concluded.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of March 31, 2004

                                 MANAGEMENT TEAM

                                 Evergreen Team
                                    MFS Team
                                Oppenheimer Team

                           CURRENT INVESTMENT STYLE(2)

                                [GRAPHIC OMITTED]


(2) Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

                           PERFORMANCE AND RETURNS(1)

                      Portfolio inception date: 12/31/1998

                                     Class A      Class B      Class C      Class I
Class inception date               12/31/1998   12/31/1998   12/31/1998   12/31/1998
------------------------------------------------------------------------------------
Nasdaq symbol                        EMFAX        EMFBX        EVMCX        EMFYX
------------------------------------------------------------------------------------
6-month return with sales charge     10.24%       11.62%       15.64%         N/A
------------------------------------------------------------------------------------
6-month return w/o sales charge      17.02%       16.62%       16.64%       17.09%
------------------------------------------------------------------------------------
Average annual return*
------------------------------------------------------------------------------------
1 year with sales charge             33.22%       35.36%       39.43%         N/A
------------------------------------------------------------------------------------
1 year w/o sales charge              41.28%       40.36%       40.43%       41.71%
------------------------------------------------------------------------------------
5 year                               -1.59%       -1.47%       -1.13%       -0.15%
------------------------------------------------------------------------------------
Since portfolio inception            -1.94%       -1.70%       -1.56%       -0.59%
------------------------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

(1) Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information as of the most recent month end for the A, B, C, or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns reflect expense limits previously in effect, without which returns would have been lower.

                                LONG-TERM GROWTH



------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          Masters Fund           S&P 500                 S&P MidCap 400         CPI
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                12/31/98                 $9,425                 $10,000                $10,000                $10,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                03/31/99                 $9,208                 $10,498                 $9,362                $10,067
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                03/31/00                $12,498                 $12,382                $12,928                $10,439
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                03/31/01                 $9,463                  $9,698                $12,028                $10,750
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                03/31/02                 $9,111                  $9,721                $14,300                $10,909
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                03/31/03                 $6,386                  $7,314                $10,947                $11,239
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                03/31/04                 $9,022                  $9,883                $16,321                $11,434
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Comparison of a $10,000 investment in Evergreen Masters Fund Class A shares,(1) versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Standard & Poor's 400 MidCap Index (S&P 400) and the Consumer Price Index (CPI).


The S&P 500 and S&P 400 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

FUND AT A GLANCE continued
--------------------------------------------------------------------------------

                       This space left intentionally blank

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended                Year Ended September 30,
                                               March 31, 2004    ------------------------------------------------------
CLASS A                                        (unaudited)(1)    2003(1)   2002(1)     2001      2000(1)    1999(2)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  6.99        $  5.70   $  7.24   $  13.22   $  10.05   $  10.00
=======================================================================================================================
Income from investment operations
Net investment loss                                 -0.03          -0.06     -0.06      -0.08      -0.10      -0.05
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                              1.22           1.35     -1.48      -4.13       3.27       0.10

Total from investment operations                     1.19           1.29     -1.54      -4.21       3.17       0.05
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                      0              0         0      -1.77          0          0

-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  8.18        $  6.99   $  5.70   $   7.24   $  13.22   $  10.05
=======================================================================================================================
Total return(3)                                     17.02%         22.63%   -21.27%    -35.91%     31.54%      0.50%
=======================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)             $59,948        $57,809   $57,482   $100,713   $192,473   $167,848
Ratios to average net assets
   Expenses(4)                                       1.99%(5)       2.12%     1.86%      1.63%      1.58%      1.72%(5)
   Net investment loss                            -0.85%5          -0.90%    -0.86%     -0.77%     -0.78%     -0.70%(5)
Portfolio turnover rate                                54%            97%      114%        80%       111%        63%
=======================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2) For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

(3)  Excluding applicable sales charges

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended                Year Ended September 30,
                                               March 31, 2004    -----------------------------------------------------
CLASS B                                        (unaudited)(1)    2003(1)   2002(1)     2001     2000(1)      1999(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  6.74        $  5.53   $  7.08   $ 13.07   $  10.01    $ 10.00
======================================================================================================================
Income from investment operations
Net investment loss                                 -0.06          -0.10     -0.12     -0.13      -0.19      -0.09
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                              1.18           1.31     -1.43     -4.09       3.25       0.10
                                              ------------------------------------------------------------------------
Total from investment operations                     1.12           1.21     -1.55     -4.22       3.06       0.01
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                      0              0         0     -1.77          0          0
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  7.86        $  6.74   $  5.53     $7.08   $  13.07    $ 10.01
======================================================================================================================
Total return(3)                                     16.62%         21.88%   -21.89%   -36.46%     30.57%      0.10%
======================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)             $64,346        $60,221   $59,195   $92,928   $133,637    $82,979
Ratios to average net assets
   Expenses(4)                                       2.69%(5)       2.85%     2.62%     2.38%      2.34%      2.47%(5)
   Net investment loss                              -1.55%(5)      -1.62%    -1.61%    -1.52%     -1.54%     -1.48%(5)
Portfolio turnover rate                                54%            97%      114%       80%       111%        63%
======================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2) For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

(3)  Excluding applicable sales charges

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended                Year Ended September 30,
                                               March 31, 2004    ----------------------------------------------------
CLASS C                                        (unaudited)(1)    2003(1)   2002(1)     2001     2000(1)     1999(2)
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 6.73          $ 5.53   $  7.07   $ 13.05    $ 10.00    $10.00
=====================================================================================================================
Income from investment operations
Net investment loss                                -0.06           -0.10     -0.12     -0.11      -0.19     -0.09
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                             1.18            1.30     -1.42     -4.10       3.24      0.09

Total from investment operations                    1.12            1.20     -1.54     -4.21       3.05         0
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                     0               0         0     -1.77          0         0
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 7.85          $ 6.73   $  5.53   $  7.07    $ 13.05    $10.00
=====================================================================================================================
Total return(3)                                    16.64%          21.70%   -21.78%   -36.44%     30.50%     0.00%
=====================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)             $5,027          $4,955   $ 5,983   $ 9,450    $11,387    $4,837
Ratios to average net assets
   Expenses(4)                                      2.69%(5)        2.85%     2.62%     2.39%      2.35%     2.47%(5)
   Net investment loss                             -1.55%(5)       -1.62%    -1.61%    -1.52%     -1.55%    -1.48%(5)
Portfolio turnover rate                               54%             97%      114%       80%       111%       63%
=====================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2) For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

(3)  Excluding applicable sales charges

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended               Year Ended September 30,
                                              March 31, 2004     ---------------------------------------------------
CLASS I(1)                                     (unaudited)(2)    2003(2)   2002(2)     2001    2000(2)   1999(3)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 7.08          $ 5.75    $  7.29   $ 13.27    $10.07    $10.00
====================================================================================================================
Income from investment operations
Net investment loss                               -0.02           -0.04      -0.05     -0.05     -0.07     -0.01
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                            1.23            1.37      -1.49     -4.16      3.27      0.08
                                              ----------------------------------------------------------------------
Total from investment operations                   1.21            1.33      -1.54     -4.21      3.20      0.07
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                    0               0          0     -1.77         0         0
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 8.29          $ 7.08    $  5.75   $  7.29    $13.27    $10.07
====================================================================================================================
Total return                                      17.09%          23.13%    -21.12%   -35.76%    31.78%     0.70%
====================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)            $1,144          $  767    $   605   $ 2,228    $4,479    $3,348
Ratios to average net assets
   Expenses(4)                                     1.70%(5)        1.84%      1.59%     1.37%     1.34%     1.50%(5)
   Net investment loss                            -0.56%(5)       -0.63%     -0.61%    -0.52%    -0.53%    -0.43%(5)
Portfolio turnover rate                              54%             97%       114%       80%      111%       63%
====================================================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment loss per share is based on average shares outstanding during the period.

(3) For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                               Shares     Value
--------------------------------------------------------------------------------

COMMON STOCKS 98.4%
CONSUMER DISCRETIONARY 17.5%
Auto Components 0.3%
Aftermarket Technology Corp. *                                    127   $  1,866
American Axle & Manufacturing Holdings, Inc. *                  1,300     47,905
Arvinmeritor, Inc.                                                200      3,966
Autoliv, Inc.                                                     100      4,100
CSK Auto Corp. *                                                  700     12,677
Dana Corp.                                                      2,700     53,622
Delphi Automotive Systems Corp.                                   600      5,976
Johnson Controls, Inc.                                            400     23,660
Lear Corp.                                                        300     18,588
Superior Industries International, Inc.                         6,000    212,640
                                                                        --------
                                                                         385,000
                                                                        --------
Automobiles 0.2%
Ford Motor Co.                                                 13,572    184,172
Harley-Davidson, Inc.                                             700     37,338
                                                                        --------
                                                                         221,510
                                                                        --------
Distributors 0.2%
Brightpoint, Inc.                                                 500      7,675
Genuine Parts Co.                                               7,000    229,040
                                                                        --------
                                                                         236,715
                                                                        --------
Hotels, Restaurants & Leisure 3.0%
Applebee's International, Inc.                                    675     27,911
Aztar Corp.                                                       100      2,451
Brinker International, Inc. *                                   1,500     56,895
Carnival Corp.                                                 11,100    498,501
CBRL Group, Inc.                                                  700     27,748
CEC Entertainment, Inc.                                         1,050     36,435
Cheesecake Factory, Inc. *                                      8,100    373,653
Choice Hotels, Inc.                                               100      4,474
Four Seasons Hotels, Inc.                                       3,500    185,850
GTECH Holdings Corp.                                            3,475    205,512
Harrah's Entertainment, Inc.                                    7,000    384,230
International Game Technology, Inc.                            12,863    578,320
McDonald's Corp.                                                3,700    105,709
Multimedia Games, Inc.                                            100      2,474
Outback Steakhouse, Inc.                                        4,560    222,072
P.F. Chang's China Bistro, Inc. *                                 900     45,279
Panera Bread Co., Class A *                                     9,000    350,280
Rare Hospitality International, Inc. *                            600     16,650
Royal Caribbean Cruises, Ltd.                                  11,300    498,330
Ruby Tuesday, Inc.                                              1,300     41,795
Ryan's Family Steak Houses, Inc. *                                200      3,422
Starbucks Corp. *                                                 700     26,425
Station Casinos, Inc.                                           1,075     47,483


See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure continued
WMS Industries, Inc. *                                        5,900   $  182,900
Yum! Brands, Inc. *                                           1,500       56,985
                                                                      ----------
                                                                       3,981,784
                                                                      ----------
Household Durables 1.0%
Beazer Homes USA, Inc.                                          600       63,546
Cavco Industries, Inc. *                                         65        2,395
Centex Corp.                                                    800       43,248
D.R. Horton, Inc.                                             1,250       44,288
Fortune Brands, Inc.                                          2,870      219,928
Harman International Industries, Inc.                           700       55,720
Hovnanian Enterprises, Inc., Class A *                        1,600       69,040
KB Home                                                         900       72,720
Lennar Corp., Class A                                         1,300       70,239
Lennar Corp., Class B                                           360       18,328
M.D.C Holdings, Inc.                                            671       47,238
Meritage Corp. *                                                200       14,850
Mohawk Industries, Inc. *                                     3,800      312,930
Newell Rubbermaid, Inc.                                       3,200       74,240
NVR, Inc. *                                                     100       46,000
Pulte Homes, Inc.                                               594       33,026
Ryland Group, Inc.                                              700       62,181
Select Comfort Corp. *                                          100        2,759
Standard Pacific Corp.                                          700       42,000
Toll Brothers, Inc. *                                         1,100       49,973
Whirlpool Corp.                                                 300       20,661
                                                                      ----------
                                                                       1,365,310
                                                                      ----------
Internet & Catalog Retail 0.5%
Amazon.com, Inc. *                                              800       34,624
eBay, Inc. *                                                  5,625      389,981
InterActiveCorp. *                                            8,585      271,200
                                                                      ----------
                                                                         695,805
                                                                      ----------
Leisure Equipment & Products 1.1%
Action Performance Companies, Inc.                            1,100       16,797
Brunswick Corp.                                                 700       28,581
Callaway Golf Co.                                               200        3,796
Eastman Kodak Co.                                            16,000      418,720
Hasbro, Inc.                                                  2,900       63,075
Marvel Enterprises, Inc. *                                    1,900       36,461
Oakley, Inc.                                                 37,000      549,080
Polaris Industries, Inc.                                      6,300      286,272
                                                                      ----------
                                                                       1,402,782
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Media 4.1%
Citadel Broadcasting Corp.                                   23,400   $  408,330
Clear Channel Communications, Inc.                            1,200       50,820
Comcast Corp., Class A *                                      8,908      256,016
Cox Communications, Inc., Class A *                             400       12,640
EchoStar Communications Corp., Class A *                     14,520      475,530
Entercom Communications Corp. *                               7,280      329,566
Getty Images, Inc. *                                         14,700      793,506
Lamar Advertising Co., Class A *                             11,100      446,442
LIN TV Corp., Class A *                                       7,300      173,813
McGraw-Hill Companies, Inc.                                     100        7,614
Meredith Corp.                                                9,500      480,320
New York Times Co., Class A                                   8,700      384,540
RH Donnelley Corp. *                                            500       23,350
Time Warner, Inc. *                                           9,300      156,798
Tribune Co.                                                   4,500      226,980
UnitedGlobalCom, Inc., Class A *                                212        1,800
Viacom, Inc., Class B                                         7,953      311,837
Walt Disney Co.                                              17,775      444,197
Westwood One, Inc. *                                         11,380      335,141
XM Satellite Radio Holdings, Inc., Class A *                    200        5,600
                                                                      ----------
                                                                       5,324,840
                                                                      ----------
Multi-line Retail 0.8%
Dollar General Corp.                                            500        9,600
Federated Department Stores, Inc.                             1,400       75,670
Kohl's Corp. *                                               13,800      666,954
Saks, Inc. *                                                 14,600      256,960
Sears, Roebuck & Co.                                          1,400       60,144
                                                                      ----------
                                                                       1,069,328
                                                                      ----------
Specialty Retail 4.9%
Abercrombie & Fitch Co., Class A                                600       20,304
Aeropostale, Inc. *                                             900       32,634
Ann Taylor Stores Corp. *                                       950       40,660
AutoNation, Inc. *                                            1,300       22,165
Barnes & Noble, Inc. *                                          100        3,260
Bed Bath & Beyond, Inc. *                                     5,300      221,328
Best Buy Co., Inc.                                            6,147      317,923
Boise Cascade Corp.                                             200        6,930
Borders Group, Inc.                                             500       11,870
CarMax, Inc. *                                               14,800      432,160
Chico's FAS, Inc. *                                          11,700      542,880
Christopher & Banks Corp.                                       525       11,083
Circuit City Stores, Inc.                                    30,500      344,650
Claire's Stores, Inc.                                         1,200       25,008
Electronics Boutique Holdings Corp. *                           100        2,936

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail continued
Foot Locker, Inc.                                            15,400   $  397,320
GameStop Corp., Class A *                                    11,900      214,438
Gap, Inc.                                                     8,500      186,320
Hollywood Entertainment Corp. *                                 300        4,068
Home Depot, Inc.                                             10,350      386,676
Hot Topic, Inc. *                                             2,900       76,705
Lowe's Companies, Inc.                                        7,821      438,993
Movie Gallery, Inc.                                             200        3,918
Office Depot, Inc. *                                            300        5,646
Pacific Sunwear of California, Inc. *                         9,475      232,516
PETsMART, Inc.                                               19,160      522,302
Pier 1 Imports, Inc.                                          9,200      218,040
RadioShack Corp.                                              1,800       59,688
Ross Stores, Inc.                                            15,100      462,211
Sherwin-Williams Co.                                            400       15,372
Staples, Inc.                                                 4,400      111,716
Talbots, Inc.                                                   700       25,046
TBC Corp. *                                                  16,400      481,668
Tiffany & Co.                                                11,350      433,229
TJX Companies, Inc.                                           1,600       39,296
Tractor Supply Co. *                                            100        3,872
Yankee Candle, Inc.                                             300        8,274
Zale Corp. *                                                    100        6,155
                                                                      ----------
                                                                       6,369,260
                                                                      ----------
Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc. *                                                13,010      533,280
Columbia Sportswear Co. *                                     6,108      338,627
Jones Apparel Group, Inc.                                    10,200      368,730
Nike, Inc., Class B                                             300       23,361
Polo Ralph Lauren Corp., Class A                              6,000      205,680
Reebok International, Ltd.                                    4,800      198,480
Timberland Co., Class A *                                     1,500       89,175
Tommy Hilfiger Corp.                                            500        8,500
                                                                      ----------
                                                                       1,765,833
                                                                      ----------
CONSUMER STAPLES 4.8%
Beverages 1.4%
Anheuser-Busch Companies, Inc.                                1,800       91,800
Coca-Cola Co.                                                11,800      593,540
Pepsi Bottling Group, Inc.                                    8,100      240,975
PepsiCo, Inc.                                                16,190      871,832
                                                                      ----------
                                                                       1,798,147
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Staples Retailing 1.2%
BJ's Wholesale Club, Inc. *                                  20,700   $  526,815
CVS Corp.                                                       200        7,060
Rite Aid Corp. *                                                700        3,808
SuperValu, Inc.                                                 300        9,162
SYSCO Corp.                                                   3,650      142,532
Wal-Mart Stores, Inc.                                        16,062      958,741
                                                                      ----------
                                                                       1,648,118
                                                                      ----------
Food Products 0.7%
Campbell Soup Co.                                             2,500       68,175
ConAgra Foods, Inc.                                           6,500      175,110
Fresh Del Monte Produce, Inc.                                   400       10,304
H.J. Heinz Co.                                                3,200      119,328
Hershey Foods Corp.                                           2,627      217,647
Kellogg Co.                                                   3,075      120,663
Kraft Foods, Inc., Class A                                    5,200      166,452
Sara Lee Corp.                                                  120        2,623
Wm. Wrigley Jr. Co.                                             200       11,824
                                                                      ----------
                                                                         892,126
                                                                      ----------
Household Products 0.8%
Colgate-Palmolive Co.                                         1,725       95,047
Energizer Holdings, Inc. *                                    1,100       51,359
Procter & Gamble Co.                                          8,336      874,280
USANA Health Sciences, Inc.                                     100        2,333
                                                                      ----------
                                                                       1,023,019
                                                                      ----------
Personal Products 0.0%
Gillette Co.                                                    700       27,370
                                                                      ----------
Tobacco 0.7%
Altria Group, Inc.                                            8,300      451,935
Loews Corp. - Carolina Group                                 13,600      371,960
R.J. Reynolds Tobacco Holdings, Inc.                          1,200       72,600
                                                                      ----------
                                                                         896,495
                                                                      ----------
ENERGY 4.5%
Energy Equipment & Services 1.2%
BJ Services Co. *                                            11,650      504,095
Cooper Cameron Corp. *                                        7,300      321,565
Halliburton Co.                                                 900       27,351
Offshore Logistics, Inc. *                                   15,000      345,750
Oil States International, Inc. *                                300        4,032
Smith International, Inc. *                                   5,700      305,007
                                                                      ----------
                                                                       1,507,800
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
ENERGY continued
Oil & Gas 3.3%
Apache Corp.                                                  5,864   $  253,149
Burlington Resources, Inc.                                    1,100       69,993
Canadian Natural Resources, Ltd.                              1,463       81,182
Chesapeake Energy Corp.                                      44,800      600,320
ChevronTexaco Corp.                                           3,782      331,984
Cimarex Energy Co. *                                            112        3,237
ConocoPhillips                                                1,737      121,260
EOG Resources, Inc.                                             600       27,534
Esprit Exploration, Ltd. *                                   10,700       21,316
Exxon Mobil Corp.                                            24,174    1,005,397
Frontier Oil Corp.                                            4,700       91,086
Kerr-McGee Corp.                                                300       15,450
Murphy Oil Corp.                                              9,100      573,027
Newfield Exploration Co. *                                      100        4,793
Noble Energy, Inc. *                                            700       32,970
Occidental Petroleum Corp.                                    2,100       96,705
Paramount Resources, Ltd. *                                   4,000       38,774
Pogo Producing Co.                                              900       41,283
Sunoco, Inc.                                                    700       43,666
Talisman Energy, Inc.                                         1,100       64,850
Teekay Shipping Corp.                                           200       13,780
Tesoro Petroleum Corp. *                                        300        5,637
Tom Brown, Inc. *                                             3,100      116,560
Unocal Corp.                                                  1,200       44,736
Valero Energy Corp.                                             700       41,972
Western Gas Resources, Inc.                                     200       10,170
XTO Energy, Inc.                                             24,583      620,462
                                                                      ----------
                                                                       4,371,293
                                                                      ----------
FINANCIALS 14.1%
Capital Markets 4.2%
Affiliated Managers Group, Inc. *                             4,200      229,236
American Capital Strategies, Ltd.                            13,700      455,388
Ameritrade Holding Corp. *                                   25,500      392,700
Bear Stearns Companies, Inc.                                  5,900      517,312
Charles Schwab Corp.                                          4,100       47,601
Franklin Resources, Inc.                                      2,975      165,648
Goldman Sachs Group, Inc.                                     2,355      245,744
Investors Financial Services Corp.                            9,190      379,731
J.P. Morgan Chase & Co.                                       5,800      243,310
Janus Capital Group, Inc.                                    15,500      253,890
Knight Trading Group, Inc. *                                    900       11,394
Legg Mason, Inc.                                              7,940      736,673
Lehman Brothers Holdings, Inc.                                  400       33,148
Mellon Financial Corp.                                        4,600      143,934

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Capital Markets continued
Merrill Lynch & Co., Inc.                                     8,520   $  507,451
Morgan Stanley                                                5,800      332,340
Northern Trust Corp.                                            600       27,954
Piper Jaffray Co., Inc. *                                        66        3,574
SEI Investments Co.                                          15,700      518,100
T. Rowe Price Group, Inc.                                     4,250      228,778
Waddell & Reed Financial, Inc., Class A                         100        2,452
                                                                      ----------
                                                                       5,476,358
                                                                      ----------
Commercial Banks 3.2%
AmSouth Bancorp                                               8,700      204,537
Bank of America Corp.                                         6,000      485,880
Bank One Corp.                                                4,300      234,436
Banknorth Group, Inc.                                           900       30,636
BB&T Corp.                                                      200        7,060
Charter One Financial, Inc.                                  15,410      544,897
City National Corp.                                             100        5,990
Colonial BancGroup, Inc.                                     18,000      333,000
Comerica, Inc.                                                  100        5,432
Compass Bancshares, Inc.                                        300       12,441
Dime Bancorp, Inc. *                                          1,000          190
Flagstar Bancorp, Inc.                                          400       10,260
FleetBoston Financial Corp.                                   5,200      233,480
Huntington Bancshares, Inc.                                     700       15,533
KeyCorp                                                       1,700       51,493
National City Corp.                                           3,400      120,972
North Fork Bancorp, Inc.                                     11,990      507,417
PNC Financial Services Group, Inc.                            1,000       55,420
Regions Financial Corp.                                         500       18,260
SouthTrust Corp.                                             14,100      467,556
SunTrust Banks, Inc.                                            800       55,768
U.S. Bancorp                                                 10,692      295,634
Union Planters Corp.                                            400       11,940
UnionBanCal Corp.                                               700       36,673
Wells Fargo & Co.                                             7,700      436,359
Zions Bancorp                                                   200       11,440
                                                                      ----------
                                                                       4,192,704
                                                                      ----------
Consumer Finance 0.5%
American Express Co.                                          8,759      454,154
Capital One Financial Corp.                                   1,000       75,430
MBNA Corp.                                                    6,200      171,306
                                                                      ----------
                                                                         700,890
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 1.1%
Chicago Merchantile Exchange Holdings, Inc.                     700   $   67,718
Citigroup, Inc.                                              25,673    1,327,294
Principal Financial Group                                     1,900       67,697
                                                                      ----------
                                                                       1,462,709
                                                                      ----------
Insurance 3.7%
Ace, Ltd.                                                    15,400      656,964
AFLAC, Inc.                                                   1,900       76,266
Allmerica Financial Corp. *                                     300       10,365
Allstate Corp.                                                5,200      236,392
AMBAC Financial Group, Inc.                                   3,185      234,989
American International Group, Inc.                           14,467    1,032,220
AON Corp.                                                     1,800       50,238
CNA Surety Corp. *                                           43,300      478,465
Everest Reinsurance Group, Ltd.                               5,100      435,744
Fidelity National Financial, Inc.                             3,001      118,840
Fremont General Corp.                                         1,200       36,720
Hartford Financial Services Group, Inc.                       8,000      509,600
John Hancock Financial Services, Inc.                         4,100      179,129
LandAmerica Financial Group, Inc.                               200        9,052
Lincoln National Corp.                                        1,200       56,784
Loews Corp.                                                     700       41,342
Marsh & McLennan Co.                                          1,900       87,970
MBIA, Inc.                                                      600       37,620
MetLife, Inc.                                                 2,500       89,200
Nationwide Financial Services, Inc., Class A                    100        3,605
Old Republic International Corp.                                350        8,596
Progressive Corp.                                             1,900      166,440
Prudential Financial, Inc.                                    1,600       71,648
Reinsurance Group America, Inc.                                 800       32,776
RenaissanceRe Holdings, Ltd.                                  1,000       52,000
St. Paul Companies, Inc.                                        100        4,001
Travelers Property Casualty Corp., Class A                      548        9,398
Travelers Property Casualty Corp., Class B                    2,631       45,438
UnumProvident Corp.                                             400        5,852
                                                                      ----------
                                                                       4,777,654
                                                                      ----------
Real Estate 0.1%
Catellus Development Corp. REIT                                 108        2,809
Government Properties Trust, Inc. REIT                       13,175      173,515
                                                                      ----------
                                                                         176,324
                                                                      ----------
Thrifts & Mortgage Finance 1.3%
Astoria Financial Corp.                                         300       11,409
Countrywide Financial Corp.                                     766       73,459
Doral Financial Corp.                                           675       23,760

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance continued
Fannie Mae                                                    4,400   $  327,140
Freddie Mac                                                   1,500       88,590
Golden West Financial Corp.                                   1,600      179,120
GreenPoint Financial Corp.                                    1,200       52,452
Independence Community Bank Corp.                               400       16,300
IndyMac Bancorp, Inc.                                           400       14,516
MGIC Investment Corp.                                         1,000       64,230
New Century Financial Corp.                                     950       46,132
New York Community Bancorp, Inc.                             17,777      609,396
Sovereign Bancorp, Inc.                                       1,100       23,562
Washington Mutual, Inc.                                       2,000       85,420
Webster Financial Corp.                                         200       10,142
                                                                      ----------
                                                                       1,625,628
                                                                      ----------
HEALTH CARE 14.6%
Biotechnology 1.6%
Alkermes, Inc. *                                                100        1,599
Amgen, Inc. *                                                 5,600      325,752
Biogen Idec, Inc. *                                           4,000      222,400
Celgene Corp. *                                               4,500      214,425
Cephalon, Inc. *                                              1,300       74,503
Genentech, Inc. *                                               900       95,238
Genzyme Corp. *                                               7,760      365,031
Invitrogen Corp. *                                            6,180      443,044
MedImmune, Inc. *                                             8,700      200,796
Neurocrine Biosciences, Inc. *                                2,100      124,110
Protein Design Labs, Inc. *                                   4,600      109,572
                                                                      ----------
                                                                       2,176,470
                                                                      ----------
Health Care Equipment & Supplies 5.1%
Apogent Technology, Inc. *                                    3,200       98,176
Applera Corp. - Applied Biosystems Group                      3,100       61,318
Bausch & Lomb, Inc.                                             800       47,976
Baxter International, Inc.                                   13,900      429,371
Becton Dickinson & Co.                                        1,000       48,480
Bio-Rad Laboratories, Inc., Class A *                           400       22,548
Boston Scientific Corp. *                                     3,000      127,140
C.R. Bard, Inc.                                               9,500      927,580
Cooper Companies, Inc.                                          300       16,200
Cytyc Corp.                                                  51,660    1,149,435
DENTSPLY International, Inc.                                  9,900      438,867
Fisher Scientific International, Inc. *                       9,000      495,360
Gen-Probe, Inc.                                               6,700      223,847
Guidant Corp.                                                10,800      684,396
Inamed Corp. *                                                  150        7,992
Kinetic Concepts, Inc. *                                        600       26,910

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies continued
Medtronic, Inc.                                               4,800   $  229,200
Millipore Corp. *                                            14,720      756,313
Saint Jude Medical, Inc. *                                    3,400      245,140
Stryker Corp.                                                 1,700      150,501
Thoratec Corp. *                                             15,600      194,844
Varian Medical Systems, Inc. *                                2,874      248,055
VISX, Inc. *                                                    700       13,664
Zimmer Holdings, Inc. *                                         200       14,756
                                                                      ----------
                                                                       6,658,069
                                                                      ----------
Health Care Providers & Services 2.3%
Advisory Board Co. *                                            300       10,965
Aetna, Inc.                                                   2,350      210,842
Amerigroup Corp.                                                400       18,280
Andrx Corp. *                                                   600       16,320
Anthem, Inc. *                                               11,994    1,087,136
Apria Healthcare Group, Inc. *                                  800       23,952
Caremark Rx, Inc. *                                           7,500      249,375
Covance, Inc. *                                                 800       27,552
Coventry Health Care, Inc. *                                  1,200       50,796
DaVita, Inc. *                                                  700       33,425
First Health Group Corp. *                                      200        4,372
Health Net, Inc., Class A *                                     100        2,493
Humana, Inc. *                                                1,200       22,824
IMS Health, Inc.                                                751       17,468
Lincare Holdings, Inc. *                                      3,000       94,260
Medco Health Solutions, Inc. *                                2,190       74,460
Oxford Health Plans, Inc.                                       200        9,770
Pediatrix Medical Group, Inc. *                               1,300       81,900
Per-Se Technologies, Inc. *                                     300        3,360
Select Medical Corp.                                         17,055      284,819
Sunrise Assisted Living, Inc. *                                 200        7,170
Tenet Healthcare Corp. *                                     20,700      231,012
UnitedHealth Group, Inc.                                      2,156      138,933
US Oncology, Inc.                                             1,400       20,692
Wellpoint Health Networks, Inc., Class A *                    2,100      238,812
                                                                      ----------
                                                                       2,960,988
                                                                      ----------
Pharmaceuticals 5.6%
Abbott Laboratories, Inc.                                     4,800      197,280
Allergan, Inc.                                                2,200      185,152
American Pharmaceutical Partners, Inc. *                        850       39,899
Bradley Pharmaceuticals, Inc., Class A *                        700       17,626
Bristol-Myers Squibb Co.                                      3,900       94,497
Dr. Reddy's Laboratories, Ltd., ADR                          14,300      342,485
Eli Lilly & Co.                                               3,700      247,530

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares     Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Endo Pharmaceuticals Holdings, Inc. *                           200   $    4,884
Eyetech Pharmaceuticals, Inc. *                                 480       15,936
Gilead Sciences, Inc. *                                      12,525      698,519
Johnson & Johnson Co.                                        15,845      803,659
Kos Pharmaceuticals, Inc. *                                     800       32,592
Medicis Pharmaceutical Corp., Class A                        15,000      600,000
Merck & Co., Inc.                                            12,859      568,239
Pfizer, Inc.                                                 51,246    1,796,172
Pharmaceutical Resources, Inc. *                              4,182      237,789
Schering-Plough Corp.                                         3,200       51,904
Shire Pharmaceuticals Group, ADR *                            7,500      220,725
Taro Pharmaceutical Industries, Ltd., Class A *                 200       11,598
Teva Pharmaceutical Industries, Ltd., ADR                     5,190      329,098
Watson Pharmaceuticals, Inc. *                               10,000      427,900
Wyeth                                                         9,335      350,529
                                                                      ----------
                                                                       7,274,013
                                                                      ----------
INDUSTRIALS 13.5%
Aerospace & Defense 0.7%
Boeing Co.                                                      600       24,642
Embraer Empresa Brasileira de Aeronautica SA, ADR             1,500       48,150
General Dynamics Corp.                                        1,200      107,196
Honeywell International, Inc.                                 1,400       47,390
Precision Castparts Corp.                                       100        4,403
Rockwell Collins, Inc.                                       15,400      486,794
United Defense Industries, Inc. *                               600       19,074
United Technologies Corp.                                     2,100      181,230
                                                                      ----------
                                                                         918,879
                                                                      ----------
Air Freight & Logistics 1.0%
CNF Transportation, Inc.                                     10,000      336,000
Expeditors International of Washington, Inc.                  6,300      248,787
FedEx Corp.                                                   1,100       82,676
J.B. Hunt Transport Services, Inc. *                          1,500       42,255
Ryder System, Inc.                                           11,700      453,141
United Parcel Service, Inc., Class B                          1,800      125,712
                                                                      ----------
                                                                       1,288,571
                                                                      ----------
Airlines 0.6%
America West Holding Corp., Class B                             600        5,718
AMR Corp. *                                                  12,900      164,217
JetBlue Airways Corp. *                                      16,000      404,640
Northwest Airlines Corp., Class A *                          11,800      119,298
Southwest Airlines Co.                                       10,900      154,889
                                                                      ----------
                                                                         848,762
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Building Products 0.1%
American Standard Companies, Inc. *                           1,300   $  147,875
USG Corp. *                                                     300        5,247
                                                                      ----------
                                                                         153,122
                                                                      ----------
Commercial Services & Supplies 2.9%
Apollo Group, Inc., Class A *                                 3,175      273,399
Career Education Corp. *                                     16,200      917,568
Corinthian Colleges, Inc. *                                  17,600      581,856
Corporate Executive Board Co.                                13,450      632,150
H&R Block, Inc.                                                 800       40,824
ITT Educational Services, Inc. *                                500       15,600
Manpower, Inc.                                               13,120      610,080
Monster Worldwide, Inc. *                                    21,000      550,200
Republic Services, Inc., Class A                                700       18,949
Robert Half International, Inc. *                             7,000      165,340
Waste Management, Inc.                                          400       12,072
                                                                      ----------
                                                                       3,818,038
                                                                      ----------
Construction & Engineering 0.3%
Chicago Bridge & Iron Co.                                       200        5,566
Spectrasite, Inc.                                            11,340      420,714
                                                                      ----------
                                                                         426,280
                                                                      ----------
Electrical Equipment 0.4%
Emerson Electric Co.                                            400       23,968
Molex, Inc., Class A                                          1,275       33,201
Rockwell Automation, Inc.                                    12,900      447,243
                                                                      ----------
                                                                         504,412
                                                                      ----------
Industrial Conglomerates 2.2%
3M Co.                                                        7,488      613,043
General Electric Co.                                         64,024    1,954,012
Tyco International, Ltd.                                      8,800      252,120
                                                                      ----------
                                                                       2,819,175
                                                                      ----------
Machinery 4.3%
AGCO Corp. *                                                  9,900      205,029
Briggs & Stratton Corp.                                         400       26,988
Caterpillar, Inc.                                               400       31,628
Danaher Corp.                                                 8,000      746,960
Deere & Co.                                                   4,350      301,499
EnPro Industries, Inc. *                                        140        2,649
Ingersoll-Rand Co., Ltd., Class A                             4,500      304,425
Joy Global, Inc.                                             20,600      578,242
Navistar International Corp. *                               15,800      724,430
Oshkosh Truck Corp.                                          16,600      924,620
Paccar, Inc.                                                  9,300      523,032

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Machinery continued
Pall Corp.                                                   11,100   $  251,859
SPX Corp.                                                     8,300      377,484
Timken Co.                                                   25,000      580,750
Wabash National Corp.                                           100        2,360
                                                                      ----------
                                                                       5,581,955
                                                                      ----------
Road & Rail 0.9%
Burlington Northern Santa Fe Corp.                           11,700      368,550
Laidlaw International, Inc. *                                29,100      423,405
Norfolk Southern Corp.                                       20,000      441,800
                                                                      ----------
                                                                       1,233,755
                                                                      ----------
Trading Companies & Distributors 0.1%
MSC Industrial Direct Co., Inc., Class A                      2,500       74,875
                                                                      ----------
INFORMATION TECHNOLOGY 19.6%
Communications Equipment 3.0%
3Com Corp. *                                                    900        6,354
ADTRAN, Inc.                                                    400       12,012
Andrew Corp. *                                               11,000      192,500
Avaya, Inc. *                                                 8,956      142,221
CIENA Corp. *                                                11,400       56,658
Cisco Systems, Inc. *                                        51,851    1,219,536
Comverse Technology, Inc. *                                  15,700      284,798
Corning, Inc. *                                              39,600      442,728
F5 Networks, Inc. *                                           2,510       84,964
Foundry Networks, Inc. *                                      5,600       96,152
Harris Corp.                                                  4,200      203,322
InterDigital Commerce Corp. *                                 9,000      157,320
Juniper Networks, Inc. *                                      2,625       68,276
Lucent Technologies, Inc. *                                  15,900       65,349
McDATA Corp., Class A *                                         400        2,816
Motorola, Inc.                                                3,900       68,640
NetScreen Technologies, Inc. *                                7,000      255,010
Nortel Networks Corp. *                                      18,950      112,563
QUALCOMM, Inc.                                                5,769      383,177
Scientific-Atlanta, Inc.                                      1,400       45,276
                                                                      ----------
                                                                       3,899,672
                                                                      ----------
Computers & Peripherals 1.6%
Avid Technology, Inc. *                                         100        4,613
Dell, Inc. *                                                 17,448      586,602
EMC Corp. *                                                  41,276      561,766
Hewlett-Packard Co.                                          14,800      338,032
International Business Machines Corp.                         4,800      440,832
Lexmark International Group, Inc., Class A *                    800       73,600
NCR Corp. *                                                     100        4,406

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals continued
SanDisk Corp. *                                                 400   $   11,348
Storage Technology Corp. *                                    1,200       33,396
Sun Microsystems, Inc. *                                      1,200        4,992
Western Digital Corp. *                                         800        8,984
                                                                      ----------
                                                                       2,068,571
                                                                      ----------
Electronic Equipment & Instruments 1.1%
Agilent Technologies, Inc. *                                    600       18,978
Amphenol Corp., Class A *                                     5,600      166,320
Avnet, Inc. *                                                   200        4,898
Benchmark Electronics, Inc. *                                   200        6,296
Flextronics International, Ltd. *                            11,197      192,813
Kemet Corp. *                                                   200        2,868
Molex, Inc.                                                     300        9,117
Thermo Electron Corp. *                                      16,100      455,308
Veeco Instruments, Inc. *                                       100        2,805
Vishay Intertechnology, Inc. *                               11,800      251,812
Waters Corp. *                                                9,230      376,953
                                                                      ----------
                                                                       1,488,168
                                                                      ----------
Internet Software & Services 0.2%
Digital River, Inc. *                                           300        7,023
EarthLink, Inc. *                                               400        3,544
United Online, Inc. *                                           800       13,328
WebEx Communications, Inc. *                                    100        2,973
Yahoo!, Inc. *                                                4,200      204,078
                                                                      ----------
                                                                         230,946
                                                                      ----------
IT Services 0.7%
Alliance Data Systems Corp. *                                 6,000      201,300
Anteon International Corp. *                                    100        2,889
Automatic Data Processing, Inc.                                 400       16,800
Ceridian Corp. *                                             11,100      218,781
CheckFree Corp. *                                               400       11,784
Convergys Corp. *                                             2,500       38,000
DST Systems, Inc. *                                           8,280      375,498
First Data Corp.                                                328       13,828
                                                                      ----------
                                                                         878,880
                                                                      ----------
Office Electronics 0.0%
Faro Technologies, Inc.                                         400        9,188
                                                                      ----------
UNOVA, Inc. *                                                   600       12,966
                                                                      ----------
                                                                          22,154
                                                                      ----------
Semiconductors & Semiconductor Equipment 7.2%
Agere Systems, Inc., Class A                                  6,300       20,223
Agere Systems, Inc., Class B                                129,500      404,040

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
Altera Corp.*                                                43,600   $  891,620
Analog Devices, Inc.                                          8,360      401,364
Applied Materials, Inc.*                                     20,506      438,418
Atmel Corp.*                                                    700        4,550
Axcelis Technologies, Inc.*                                     200        2,224
Cymer, Inc.*                                                  7,900      305,019
Cypress Semiconductor Corp.*                                  9,900      202,653
Integrated Circuit System, Inc.*                             12,700      317,881
Integrated Device Technology, Inc.*                           1,600       24,000
Intel Corp.                                                  61,450    1,671,440
International Rectifier Corp.*                                  200        9,198
KLA-Tencor Corp.*                                               600       30,210
Kulicke & Soffa Industries, Inc.*                               100        1,172
Lam Research Corp.*                                             400       10,084
Marvell Technology Group, Ltd.*                              16,450      741,072
National Semiconductor Corp.*                                 1,600       71,088
Novellus Systems, Inc.*                                      14,450      459,366
NVIDIA Corp.*                                                15,900      421,191
PMC-Sierra, Inc.*                                            22,700      385,219
Power Integrations, Inc.*                                     3,300       96,789
Silicon Storage Technology, Inc.*                               600        7,764
Skyworks Solutions, Inc.*                                    11,500      134,090
Teradyne, Inc.*                                                 300        7,149
Texas Instruments, Inc.                                      65,302    1,908,124
Xilinx, Inc.*                                                10,700      406,600
                                                                      ----------
                                                                       9,372,548
                                                                      ----------
Software 5.8%
Amdocs, Ltd.*                                                20,500      569,695
Ascential Software Corp.*                                     6,900      151,248
BEA Systems, Inc.*                                           31,380      400,409
Cadence Design Systems, Inc.*                                46,000      678,040
Citrix Systems, Inc.*                                        23,400      505,908
Computer Associates International, Inc.                       1,700       45,662
Compuware Corp.*                                                400        2,980
Electronic Arts, Inc.*                                        9,946      536,686
Fair, Issac & Co., Inc.                                      12,000      432,960
Intuit, Inc.*                                                 6,500      291,720
Microsoft Corp.                                              53,290    1,330,651
Network Associates, Inc.*                                    20,640      371,520
Openwave Systems, Inc.*                                       3,100       41,354
Oracle Corp.*                                               105,700    1,269,457
Red Hat, Inc.*                                                1,400       32,004
Siebel Systems, Inc.*                                         1,500       17,265
Sybase, Inc.*                                                 1,300       27,287
Symantec Corp.*                                               8,480      392,624

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software continued
Take-Two Interactive Software, Inc.*                            700   $   25,746
Veritas Software Corp.*                                      17,690      476,038
Zhone Technologies, Inc.*                                       100          389
                                                                      ----------
                                                                       7,599,643
                                                                      ----------
MATERIALS 5.6%
Chemicals 1.3%
Air Products & Chemicals, Inc.                               11,500      576,380
Dow Chemical Co.                                                700       28,196
E.I. du Pont de Nemours & Co.                                 2,300       97,106
Engelhard Corp.                                                 200        5,978
Hercules, Inc.*                                               1,400       16,072
Lyondell Chemical Co.                                        36,140      536,318
Monsanto Co.                                                  2,000       73,340
OM Group, Inc.*                                                 300        9,120
PPG Industries, Inc.                                          5,800      338,140
                                                                      ----------
                                                                       1,680,650
                                                                      ----------
Construction Materials 0.0%
Eagle Materials, Inc., Class B                                  193       11,271
                                                                      ----------
Containers & Packaging 0.3%
Ball Corp.                                                    3,800      257,564
Packaging Corporation of America                              7,800      175,968
                                                                      ----------
                                                                         433,532
                                                                      ----------
Metals & Mining 3.3%
Alcan Aluminum, Ltd.                                          1,200       53,748
Alcoa, Inc.                                                  16,900      586,261
AngloGold, Ltd., ADR                                         10,200      431,154
Apex Silver Mines, Ltd.                                       7,000      157,920
Freeport-McMoRan Copper & Gold, Inc., Class B                 5,500      214,995
GrafTech International, Ltd.*                                30,000      448,500
Massey Energy Corp.                                          20,300      448,021
Nucor Corp.                                                   9,300      571,764
Peabody Energy Corp.                                            700       32,557
Phelps Dodge Corp.*                                          15,600    1,273,896
                                                                      ----------
                                                                       4,218,816
                                                                      ----------
Paper & Forest Products 0.7%
Georgia-Pacific Corp.                                         2,200       74,118
Louisiana Pacific Corp.                                       2,400       61,920
MeadWestvaco Corp.                                           10,000      282,900
Rayonier, Inc.                                               11,069      483,826
Weyerhaeuser Co.                                                200       13,100
                                                                      ----------
                                                                         915,864
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
TELECOMMUNICATION SERVICES 3.3%
Diversified Telecommunication Services 2.0%
ALLTEL Corp.                                                 300   $     14,967
AT&T Corp.                                                 1,000         19,570
BellSouth Corp.                                            5,900        163,371
Centurytel, Inc.                                          10,700        294,143
Chunghwa Telecom Co., Ltd., ADR                           26,700        472,857
Citizens Communications Co.*                               3,200         41,408
NTL, Inc.*                                                14,155        841,515
SBC Communications, Inc.                                  16,100        395,094
Sprint Corp.                                                 400          7,372
Verizon Communications, Inc.                               9,400        343,476
                                                                   ------------
                                                                      2,593,773
                                                                   ------------
Wireless Telecommunications Services 1.3%
American Tower Systems Corp., Class A*                    53,470        606,884
AT&T Wireless Services, Inc.*                             13,800        187,818
Crown Castle International Corp.*                         36,340        458,974
Nextel Communications, Inc., Class A                      20,801        514,409
                                                                   ------------
                                                                      1,768,085
                                                                   ------------
UTILITIES 0.9%
Electric Utilities 0.8%
American Electric Power Co., Inc.                            500         16,460
Cinergy Corp.                                              5,100        208,539
Edison International                                         900         21,861
Exelon Corp.                                               1,450         99,862
FirstEnergy Corp.                                         10,000        390,800
FPL Group, Inc.                                            5,000        334,250
Wisconsin Energy Corp.                                       200          6,430
                                                                   ------------
                                                                      1,078,202
                                                                   ------------
Multi-Utilities & Unregulated Power 0.1%
Constellation Energy Group, Inc.                             800         31,960
Progress Energy, Inc.                                      2,800            868
Williams Companies, Inc.                                   1,800         17,226
                                                                   ------------
                                                                         50,054
                                                                   ------------
   Total Common Stocks (cost $106,245,669)                          128,442,995
                                                                   ------------
SHORT-TERM INVESTMENTS 1.6%
MUTUAL FUND SHARES 1.6%
Evergreen Institutional U.S. Government Money
Market Fund (o) (cost $2,047,305)                      2,047,305      2,047,305
                                                                   ------------
Total Investments (cost $108,292,974) 100.0%                        130,490,300
Other Assets and Liabilities 0.0%                                       (25,006)
                                                                   ------------
Net Assets 100.0%                                                  $130,465,294
                                                                   ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

*    Non-income producing security

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:

ADR  American Depository Receipt

REIT Real Estate Investment Trust

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Assets
Identified cost of securities                                      $108,292,974
Net unrealized gains on securities                                   22,197,326
--------------------------------------------------------------------------------
Market value of securities                                          130,490,300
Receivable for securities sold                                        2,315,361
Receivable for Fund shares sold                                          22,804
Dividends receivable                                                     77,966
Prepaid expenses and other assets                                        29,914
--------------------------------------------------------------------------------
   Total assets                                                     132,936,345
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                      2,238,920
Payable for Fund shares redeemed                                        172,988
Advisory fee payable                                                      3,100
Distribution Plan expenses payable                                        2,385
Due to other related parties                                             20,456
Accrued expenses and other liabilities                                   33,202
--------------------------------------------------------------------------------
   Total liabilities                                                  2,471,051
--------------------------------------------------------------------------------
Net assets                                                         $130,465,294
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                    $202,880,318
Undistributed net investment loss                                      (806,532)
Accumulated net realized losses on securities and foreign
   currency related transactions                                    (93,805,791)
Net unrealized gains on securities and foreign currency related
   transactions                                                      22,197,299
--------------------------------------------------------------------------------
Total net assets                                                   $130,465,294
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                         $ 59,947,883
   Class B                                                           64,346,457
   Class C                                                            5,026,505
   Class I                                                            1,144,449
--------------------------------------------------------------------------------
Total net assets                                                   $130,465,294
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                            7,325,165
   Class B                                                            8,186,063
   Class C                                                              640,391
   Class I                                                              137,981
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                         $       8.18
   Class A -- Offering price (based on sales charge of 5.75%)      $       8.68
   Class B                                                         $       7.86
   Class C                                                         $       7.85
   Class I                                                         $       8.29
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended March 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Investment income
Dividends (net of foreign withholding taxes of $529)                $   751,949
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                            573,184
Distribution Plan expenses
   Class A                                                               91,319
   Class B                                                              323,396
   Class C                                                               26,186
Administrative services fee                                              65,826
Transfer agent fees                                                     379,485
Trustees' fees and expenses                                               3,774
Printing and postage expenses                                            25,260
Custodian and accounting fees                                            17,165
Registration and filing fees                                             30,978
Professional fees                                                        11,020
Other                                                                     7,525
--------------------------------------------------------------------------------
   Total expenses                                                     1,555,118
   Less: Expense reductions                                                (182)
      Expense reimbursements                                               (665)
--------------------------------------------------------------------------------
   Net expenses                                                       1,554,271
--------------------------------------------------------------------------------
Net investment loss                                                    (802,322)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                        14,808,569
   Foreign currency related transactions                                   (517)
--------------------------------------------------------------------------------
Net realized gains on securities and foreign currency related
   transactions                                                      14,808,052
Net change in unrealized gains or losses on securities and
   foreign currency related transactions                              6,196,706
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   foreign currency related transactions                             21,004,758
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $20,202,436
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Six Months Ended
                                               March 31, 2004                Year Ended
                                                (unaudited)              September 30, 2003
-----------------------------------------------------------------------------------------------
Operations
Net investment loss                                   $   (802,322)               $ (1,563,999)
Net realized gains or losses on
   securities and foreign currency
   related transactions                                 14,808,052                  (6,933,342)
Net change in unrealized gains or losses
   on securities and foreign currency
   related transactions                                  6,196,706                  32,726,505
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting
   from operations                                      20,202,436                  24,229,164
-----------------------------------------------------------------------------------------------

                                           Shares                      Shares
Capital share transactions
Proceeds from shares sold
   Class A                                   83,565        651,392      320,527      1,986,602
   Class B                                  138,231      1,039,719      425,076      2,567,987
   Class C                                   30,989        228,518       47,115        288,724
   Class I                                   45,153        361,436       60,744        402,152
-----------------------------------------------------------------------------------------------
                                                         2,281,065                   5,245,465
-----------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
   to Class A shares
   Class A                                   65,521        516,590      144,055        895,756
   Class B                                  (68,104)      (516,590)    (148,911)      (895,756)
-----------------------------------------------------------------------------------------------
                                                                 0                           0
-----------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                               (1,090,057)    (8,509,668)  (2,280,583)   (14,134,466)
   Class B                                 (818,059)    (6,178,816)  (2,038,516)   (12,089,707)
   Class C                                 (126,738)      (959,550)    (393,599)    (2,389,364)
   Class I                                  (15,522)      (121,895)     (57,578)      (375,047)
-----------------------------------------------------------------------------------------------
                                                       (15,769,929)                (28,988,584)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from capital share transactions                     (13,488,864)                (23,743,119)
-----------------------------------------------------------------------------------------------
Total increase in net assets                             6,713,572                     486,045
Net assets
Beginning of period                                    123,751,722                 123,265,677
-----------------------------------------------------------------------------------------------
End of period                                         $130,465,294                $123,751,722
-----------------------------------------------------------------------------------------------
Undistributed net investment loss                     $   (806,532)               $     (4,210)
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Masters Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.87% of the Fund's average daily net assets.

MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. are investment sub-advisors to the Fund. Subject to the supervision of EIMC, each investment sub-advisor manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies. Each investment sub-advisor is paid by EIMC for its services to the Fund.

Prior to November 3, 2003, Marsico Capital Management, LLC also served as an investment sub-advisor to the Fund. EIMC currently manages the segment of the Fund's portfolio that Marsico Capital Management, LLC previously managed. The advisory fee paid to EIMC was unaffected by this change.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended March 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $665.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.58% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2004, the Fund paid brokerage commissions of $45,920 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares, and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $69,558,953 and $83,720,164, respectively, for the six months ended March 31, 2004.

On March 31, 2004, the aggregate cost of securities for federal income tax purposes was $109,547,041. The gross unrealized appreciation and depreciation on securities based on tax cost was $22,363,852 and $1,420,593, respectively, with a net unrealized appreciation of $20,943,259.

As of September 30, 2003, the Fund had $105,882,468 in capital loss carryovers for federal income tax purposes with $29,553,000 expiring in 2010 and $76,329,468 expiring in 2011.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2003, the Fund incurred and elected to defer post-October losses of $1,122,926.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2004, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended March 31, 2004, the Fund had no borrowings under this agreement.

10. SUBSEQUENT EVENTS

Effective April 1, 2004, EIMC is paid an annual fee starting at 0.66% and declining to 0.45% as the average daily net assets of the Fund increases.

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

                       This page left intentionally blank

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------
Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)      Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President, Chief
President                       Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                  Evergreen Investment Company, Inc. and Executive
Term of office since: 2003      Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to 200 Berkeley Street, 26th Floor, Boston, MA 02116, Attention: Secretary, Evergreen Funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $249.1 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800.343.2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of March 31, 2004

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                service areas. The award symbolizes the achievement of the
Service             highest tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                               566381 rv1 5/2004

                 SEMI-ANNUAL REPORT FOR EVERGREEN LARGE CAP EQUITY FUND
                                 MARCH 31, 2004

                [GRAPHIC OMITTED] Evergreen Large Cap Equity Fund

     Evergreen Large Cap Equity Fund: Semiannual Report as of March 31, 2004

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 6 FINANCIAL HIGHLIGHTS
11 SCHEDULE OF INVESTMENTS
18 STATEMENT OF ASSETS AND LIABILITIES
19 STATEMENT OF OPERATIONS
20 STATEMENTS OF CHANGES IN NET ASSETS
22 NOTES TO FINANCIAL STATEMENTS
28 TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
May 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Large Cap Equity Fund, which covers the six-month period ended March 31, 2004.

Equity investors continued to benefit from the powerful growth in Gross Domestic Product (GDP) and profits over the past six months ended March 31, 2004. Stimulative monetary and fiscal policies enabled the economic expansion to broaden from the consumer to U.S. businesses, and the major cost cutting initiatives enacted over the past two years resulted in dramatic improvements in operating leverage, driving corporate earnings higher. In addition to these catalysts, equity investors had the added benefit of the most attractive tax rates on dividends and capital gains in more than 50 years.

After emerging relatively unscathed from the volatile interest rate environment of the third quarter in 2003, equity investors entered the investment period with plenty of reasons to remain optimistic. Economic growth was accelerating, assisted by several forces propelling demand higher. First, the child tax credit refund checks distributed last summer resulted in significant gains in personal consumption. Second, the deflation concerns previously uttered by the Fed led to a new round of mortgage refinancing

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

activity, which provided consumers with another infusion of cash. Finally, the new tax laws gave U.S. businesses increased incentives to invest, and spending on equipment and software surged.

After third quarter 2003 GDP growth in excess of 8%, the U.S. economy was tracking for 4% growth in the fourth quarter. Higher demand led to more sales for U.S. businesses, and the massive cost cutting previously undertaken by corporations led to significantly larger profit margin expansion, which propelled earnings higher. The gathering momentum throughout the economy led to upward revisions for fourth quarter earnings, and equities continued to trend higher.

Record levels of productivity growth were enhanced by major increases in capital investment. Indeed, spending on equipment and software grew by approximately 15% in the second half of 2003, and forecasts suggested a similar pace during the first half of 2004. The more productive workers became, however, the less inclined businesses were to increase payrolls. Concerns over a jobless recovery mounted, resulting in temporary periods of volatility within the equity markets. Yet, seemingly every time these concerns increased, Fed officials responded with positive commentary indicating that monetary policy would remain accommodative for a "considerable period."

The momentum in the economy and corporate profitability carried over into the new year. Operating earnings for companies in the Standard & Poor's 500 Index surged

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

by 28% in the fourth quarter of 2003 and strong demand in the first quarter led to positive revisions for 2004 earnings forecasts. The equity markets initially responded favorably to the improving outlook for profits, yet pulled back as the quarter progressed due to rising geopolitical tensions. Terrorist activity in Spain and the problems in Iraq at times weighed heavily on investor sentiment. In addition, fears of rising interest rates started to emerge as the investment period concluded.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of March 31, 2004

                                 MANAGEMENT TEAM

                                [GRAPHIC OMITTED]

                                William E. Zieff
                         Global Structured Products Team
                                  Lead Manager

                           CURRENT INVESTMENT STYLE(2)

                                [GRAPHIC OMITTED]

(2) Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

                           PERFORMANCE AND RETURNS(1)

                       Portfolio inception date: 2/28/1990

                            Class A     Class B     Class C     Class I     Class IS
Class inception date       2/28/1990   11/7/1997   6/30/1999   2/21/1995   6/30/2000
------------------------------------------------------------------------------------
Nasdaq symbol                EVSAX       EVSBX       EVSTX       EVSYX       EVSSX
------------------------------------------------------------------------------------
6-month return with
sales charge                  8.26%       9.47%      13.37%        N/A         N/A
------------------------------------------------------------------------------------
6-month return w/o
sales charge                 14.89%      14.47%      14.37%      14.95%      14.85%
------------------------------------------------------------------------------------
Average annual return*
------------------------------------------------------------------------------------
1 year with sales charge     29.37%      31.17%      35.15%        N/A         N/A
------------------------------------------------------------------------------------
1 year w/o sales charge      37.26%      36.17%      36.15%      37.53%      37.25%
------------------------------------------------------------------------------------
5 year                       -2.98%      -2.87%      -2.54%      -1.59%      -1.83%
------------------------------------------------------------------------------------
10 year                       8.97%       8.14%       9.22%       9.84%       9.61%
------------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge, unless noted.

(1) Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information as of the most recent month end for the A, B, C or I shares, please go to EvergreenInvestments.com/ fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C, I and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, I and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Classes I and IS would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

                                LONG-TERM GROWTH





------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Large Cap Equity Fund        S&P 500                      CPI
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/1994                       $9,428                      $10,000                      $10,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/1995                      $10,345                      $11,557                      $10,285
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/1996                      $13,968                      $15,267                      $10,577
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/1997                      $16,339                      $18,294                      $10,870
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/1998                      $23,719                      $27,074                      $11,019
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/1999                      $25,884                      $32,072                      $11,209
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/2000                      $29,385                      $37,826                      $11,624
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/2001                      $22,958                      $29,627                      $11,970
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/2002                      $22,951                      $29,698                      $12,147
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     3/31/2003                      $17,200                      $22,344                      $12,514
------------------------------- ---------------------------- ---------------------------- ----------------------------





Comparison of a $10,000 investment in Evergreen Large Cap Equity Fund Class A shares,(1) versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).



The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

FUND AT A GLANCE continued
--------------------------------------------------------------------------------

                       This space left intentionally blank

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended               Year Ended September 30,
                                               March 31, 2004    ------------------------------------------------
CLASS A                                        (unaudited)(1)    2003(1)   2002(1)   2001(1)     2000      1999
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.93        $  9.70   $ 12.23   $ 17.69   $ 20.06   $ 18.34
=================================================================================================================
Income from investment operations
Net investment income (loss)                         0.03           0.05      0.07      0.04     -0.01     -0.02
Net realized and unrealized gains or losses
   on securities and futures contracts               1.74           2.23     -2.53     -4.81      2.47      5.86
                                              -------------------------------------------------------------------
Total from investment operations                     1.77           2.28     -2.46     -4.77      2.46      5.84
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                               -0.02          -0.05     -0.07     -0.04         0     -0.01
Net realized gains                                      0              0         0     -0.65     -4.83     -4.11
                                              -------------------------------------------------------------------
Total distributions to shareholders                 -0.02          -0.05     -0.07     -0.69     -4.83     -4.12
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 13.68        $ 11.93   $  9.70   $ 12.23   $ 17.69   $ 20.06
=================================================================================================================
Total return(2)                                     14.89%         23.61%   -20.25%   -27.82%    12.31%    35.15%
=================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)             $52,456        $40,373   $35,214   $15,410   $22,908   $20,930
Ratios to average net assets
   Expenses(3)                                       1.18%(4)       1.12%     1.00%     0.96%     1.08%     1.10%
   Net investment income (loss)                      0.48%(4)       0.47%     0.60%     0.25%    -0.08%    -0.16%
Portfolio turnover rate                                28%            49%       67%       54%       67%       85%
=================================================================================================================

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended               Year Ended September 30,
                                               March 31, 2004    ------------------------------------------------
CLASS B                                        (unaudited)(1)    2003(1)     2002(1)   2001(1)     2000    1999
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.48        $  9.36     $ 11.82   $ 17.21   $19.77   $18.23
=================================================================================================================
Income from investment operations
Net investment loss                                 -0.01          -0.03       -0.01     -0.07    -0.13    -0.06
Net realized and unrealized gains or losses
   on securities and futures contracts               1.67           2.15       -2.45     -4.67     2.40     5.71
                                              -------------------------------------------------------------------
Total from investment operations                     1.66           2.12       -2.46     -4.74     2.27     5.65
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                   0(2)           0(2)        0         0        0        0
Net realized gains                                      0              0           0     -0.65    -4.83    -4.11
                                              -------------------------------------------------------------------
Total distributions to shareholders                     0              0           0     -0.65    -4.83    -4.11
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 13.14        $ 11.48     $  9.36   $ 11.82   $17.21   $19.77
=================================================================================================================
Total return(3)                                     14.47%         22.68%     -20.81%   -28.44%   11.42%   34.18%
=================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)             $14,721        $10,211     $11,221   $ 2,017   $2,704   $2,376
Ratios to average net assets
   Expenses(4)                                       1.87%(5)       1.85%       1.76%     1.73%    1.84%    1.82%
   Net investment loss                              -0.23%(5)      -0.25%      -0.13%    -0.47%   -0.84%   -0.86%
Portfolio turnover rate                                28%            49%         67%       54%      67%      85%
=================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Amount represents less than $0.005 per share

(3)  Excluding applicable sales charges

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended              Year Ended September 30,
                                               March 31, 2004    -------------------------------------------------
CLASS C                                        (unaudited)(1)    2003(1)   2002(1)   2001(1)    2000    1999(2)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $11.69         $ 9.53    $ 12.03   $ 17.50   $20.02   $21.58
==================================================================================================================
Income from investment operations
Net investment loss                                -0.02          -0.02      -0.01     -0.08    -0.12    -0.01
Net realized and unrealized gains or losses
   on securities and futures contracts              1.70           2.18      -2.49     -4.74     2.43    -1.55
                                              --------------------------------------------------------------------
Total from investment operations                    1.68           2.16      -2.50     -4.82     2.31    -1.56
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                  0(3)           0          0         0        0        0
Net realized gains                                     0              0          0     -0.65    -4.83        0
                                              --------------------------------------------------------------------
Total distributions to shareholders                    0              0          0     -0.65    -4.83        0
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $13.37         $11.69    $  9.53   $ 12.03   $17.50   $20.02
==================================================================================================================
Total return(4)                                    14.37%         22.67%    -20.78%   -28.42%   11.49%   -7.23%
==================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)             $2,739         $  460    $   504   $    88   $  409   $   78
Ratios to average net assets
   Expenses(5)                                      1.86%(6)       1.85%      1.75%     1.72%    1.84%    1.87%(6)
   Net investment loss                             -0.24%(6)      -0.21%     -0.11%    -0.54%   -0.82%   -0.78%(6)
Portfolio turnover rate                               28%            49%        67%       54%      67%      85%
==================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2) For the period from June 30, 1999 (commencement of class operations), to September 30, 1999.

(3)  Amount represents less than $0.005 per share

(4)  Excluding applicable sales charges

(5) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(6)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended                   Year Ended September 30,
                                               March 31, 2004    -------------------------------------------------------
CLASS I(1)                                     (unaudited)(2)     2003(2)    2002(2)    2001(2)      2000        1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    11.99        $   9.74   $  12.28   $  17.78   $    20.11   $  18.35
========================================================================================================================
Income from investment operations
Net investment income                                0.05            0.08       0.10       0.08         0.03       0.02
Net realized and unrealized gains or losses
   on securities and futures contracts               1.74            2.25      -2.54      -4.85         2.48       5.87
                                              --------------------------------------------------------------------------
Total from investment operations                     1.79            2.33      -2.44      -4.77         2.51       5.89
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                               -0.05           -0.08      -0.10      -0.08        -0.01      -0.02
Net realized gains                                      0               0          0      -0.65        -4.83      -4.11
                                              --------------------------------------------------------------------------
Total distributions to shareholders                 -0.05           -0.08      -0.10      -0.73        -4.84      -4.13
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $    13.73        $  11.99   $   9.74   $  12.28   $    17.78   $  20.11
========================================================================================================================
Total return                                        14.95%          24.04%    -20.05%    -27.72%       12.62%     35.49%
========================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)          $1,682,386        $528,160   $805,341   $843,929   $1,062,608   $476,928
Ratios to average net assets
   Expenses(3)                                       0.87%(4)        0.85%      0.74%      0.73%        0.81%      0.85%
   Net investment income                             0.77%(4)        0.76%      0.83%      0.52%        0.24%      0.09%
Portfolio turnover rate                                28%             49%        67%        54%          67%        85%
========================================================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended          Year Ended September 30,
                                               March 31, 2004    ----------------------------------------
CLASS IS                                       (unaudited)(1)    2003(1)   2002(1)   2001(1)   2000(2)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 11.93          $ 9.70   $ 12.23   $ 17.69   $19.83
=========================================================================================================
Income from investment operations
Net investment income                               0.03            0.05      0.07      0.04     0.01
Net realized and unrealized gains or losses
   on securities and futures contracts              1.74            2.24     -2.53     -4.81     0.34
                                              -----------------------------------------------------------
Total from investment operations                    1.77            2.29     -2.46     -4.77     0.35
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                              -0.02           -0.06     -0.07     -0.04        0
Net realized gains                                     0               0         0     -0.65    -2.49
                                              -----------------------------------------------------------
Total distributions to shareholders                -0.02           -0.06     -0.07     -0.69    -2.49
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 13.68          $11.93   $  9.70   $ 12.23   $17.69
=========================================================================================================
Total return                                       14.85%          23.64%   -20.25%   -27.85%    1.56%
=========================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)            $92,982          $  915   $   771   $   967   $1,435
Ratios to average net assets
   Expenses(3)                                      1.11%(4)        1.10%     0.99%     0.98%    1.00%(4)
   Net investment income                            0.50%(4)        0.49%     0.58%     0.27%    0.21%(4)
Portfolio turnover rate                               28%             49%       67%       54%      67%
=========================================================================================================

(1) Net investment income per share is based on average shares outstanding during the period.

(2) For the period from June 30, 2000 (commencement of class operations), to September 30, 2000.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS 98.5%
CONSUMER DISCRETIONARY 11.1%
Auto Components 0.8%
Johnson Controls, Inc.                                     107,168   $ 6,338,987
Lear Corp.                                                 125,104     7,751,444
                                                                     -----------
                                                                      14,090,431
                                                                     -----------
Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.                                   328,278     8,138,012
International Game Technology, Inc.                        188,160     8,459,674
Yum! Brands, Inc. *                                        239,670     9,105,063
                                                                     -----------
                                                                      25,702,749
                                                                     -----------
Household Durables 1.1%
Black & Decker Corp.                                       192,046    10,935,099
Pulte Homes, Inc. (p)                                      173,218     9,630,921
                                                                     -----------
                                                                      20,566,020
                                                                     -----------
Media 3.6%
Knight-Ridder, Inc.                                         80,779     5,917,062
McGraw-Hill Companies, Inc.                                 94,807     7,218,605
Omnicom Group, Inc.                                        103,212     8,282,763
Time Warner, Inc. *                                      1,124,021    18,950,994
Viacom, Inc., Class B                                      322,099    12,629,502
Walt Disney Co.                                            560,719    14,012,368
                                                                     -----------
                                                                      67,011,294
                                                                     -----------
Multi-line Retail 0.5%
Federated Department Stores, Inc.                          171,026     9,243,955
                                                                     -----------
Specialty Retail 3.3%
Advance Auto Parts, Inc. *                                  83,400     3,391,878
Best Buy Co., Inc.                                         104,966     5,428,841
Gap, Inc.                                                  566,541    12,418,579
Home Depot, Inc.                                           559,600    20,906,656
Michaels Stores, Inc. (p)                                  141,778     6,893,246
RadioShack Corp.                                           214,450     7,111,162
Toys "R" Us, Inc. *                                        280,542     4,713,106
                                                                     -----------
                                                                      60,863,468
                                                                     -----------
Textiles, Apparel & Luxury Goods 0.4%
Jones Apparel Group, Inc.                                  194,902     7,045,707
                                                                     -----------
CONSUMER STAPLES 11.2%
Beverages 2.3%
Coca-Cola Co.                                              471,102    23,696,431
Coca-Cola Enterprises, Inc.                                612,975    14,815,606
PepsiCo, Inc.                                               75,584     4,070,198
                                                                     -----------
                                                                      42,582,235
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                           Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Staples Retailing 3.8%
Costco Wholesale Corp. *                                  447,280   $ 16,799,837
CVS Corp.                                                 504,477     17,808,038
Wal-Mart Stores, Inc.                                     598,869     35,746,490
                                                                    ------------
                                                                      70,354,365
                                                                    ------------
Food Products 1.5%
Archer-Daniels Midland Co.                                759,563     12,813,828
Dean Foods Co. *                                          260,435      8,698,529
Hershey Foods Corp.                                        67,428      5,586,410
                                                                    ------------
                                                                      27,098,767
                                                                    ------------
Household Products 1.8%
Procter & Gamble Co.                                      313,162     32,844,430
                                                                    ------------
Personal Products 0.5%
Avon Products, Inc.                                       135,157     10,254,362
                                                                    ------------
Tobacco 1.3%
Altria Group, Inc.                                        439,404     23,925,548
                                                                    ------------
ENERGY 6.0%
Oil & Gas 6.0%
ChevronTexaco Corp.                                       207,957     18,254,465
ConocoPhillips(p)                                         253,890     17,724,061
Exxon Mobil Corp.                                         902,306     37,526,907
Marathon Oil Corp.                                        337,578     11,366,251
Occidental Petroleum Corp.                                206,522      9,510,338
Pogo Producing Co.                                         99,242      4,552,231
Sunoco, Inc.                                              177,721     11,086,236
                                                                    ------------
                                                                     110,020,489
                                                                    ------------
FINANCIALS 20.9%
Capital Markets 3.1%
Bear Stearns Companies, Inc.                               99,666      8,738,715
J.P. Morgan Chase & Co.                                   457,364     19,186,419
Lehman Brothers Holdings, Inc.                            145,501     12,057,668
Merrill Lynch & Co., Inc.                                 123,223      7,339,162
Morgan Stanley                                            161,553      9,256,987
                                                                    ------------
                                                                      56,578,951
                                                                    ------------
Commercial Banks 3.7%
Bank of America Corp.                                     381,189     30,868,685
Bank One Corp.                                            158,946      8,665,736
National City Corp.                                       301,471     10,726,338
U.S. Bancorp                                              347,903      9,619,518
Wells Fargo & Co.                                         155,934      8,836,780
                                                                    ------------
                                                                      68,717,057
                                                                    ------------
Consumer Finance 0.8%
Capital One Financial Corp.                               203,028     15,314,402
                                                                    ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 4.3%
CIT Group, Inc.                                            227,148   $ 8,642,981
Citigroup, Inc.                                          1,143,869    59,138,027
Principal Financial Group                                  316,761    11,286,195
                                                                     -----------
                                                                      79,067,203
                                                                     -----------
Insurance 4.6%
Ace, Ltd.                                                  237,901    10,148,857
Allstate Corp.                                             283,024    12,866,271
American International Group, Inc.                         401,680    28,659,868
Fidelity National Financial, Inc.                          127,009     5,029,556
Loews Corp.                                                157,502     9,302,068
MetLife, Inc.                                              245,519     8,760,118
Travelers Property Casualty Corp., Class B                 622,307    10,747,242
                                                                     -----------
                                                                      85,513,980
                                                                     -----------
Real Estate 0.4%
Equity Office Properties Trust REIT                        225,883     6,525,760
                                                                     -----------
Thrifts & Mortgage Finance 4.0%
Countrywide Financial Corp.                                199,711    19,152,285
Fannie Mae                                                 168,770    12,548,050
Freddie Mac                                                114,957     6,789,360
Golden West Financial Corp.                                116,039    12,990,566
MGIC Investment Corp.(p)                                    68,343     4,389,671
Washington Mutual, Inc.                                    419,113    17,900,316
                                                                     -----------
                                                                      73,770,248
                                                                     -----------
HEALTH CARE 13.3%
Biotechnology 1.2%
Amgen, Inc. *                                              216,974    12,621,378
Genzyme Corp. *                                            207,127     9,743,254
                                                                     -----------
                                                                      22,364,632
                                                                     -----------
Health Care Equipment & Supplies 1.7%
Becton Dickinson & Co.                                     192,950     9,354,216
Boston Scientific Corp. *                                  220,376     9,339,535
Guidant Corp.                                              205,952    13,051,178
                                                                     -----------
                                                                      31,744,929
                                                                     -----------
Health Care Providers & Services 2.5%
Aetna, Inc.                                                225,586    20,239,576
Anthem, Inc.*(p)                                            65,399     5,927,765
Medco Health Solutions, Inc. *                             227,800     7,745,200
Wellpoint Health Networks, Inc., Class A *                 104,143    11,843,142
                                                                     -----------
                                                                      45,755,683
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                          Shares        Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 7.9%
Bristol-Myers Squibb Co.                                  642,186   $ 15,560,167
Johnson & Johnson Co.                                     745,866     37,830,323
King Pharmaceuticals, Inc. *                              483,337      8,139,395
Merck & Co., Inc.                                         362,224     16,006,679
Pfizer, Inc.                                            1,300,163     45,570,713
Watson Pharmaceuticals, Inc. *                            174,203      7,454,146
Wyeth                                                     418,421     15,711,709
                                                                    ------------
                                                                     146,273,132
                                                                    ------------
INDUSTRIALS 10.9%
Aerospace & Defense 2.4%
L-3 Communications Holdings, Inc.*(p)                     223,843     13,314,182
Northrop Grumman Corp.                                    120,105     11,820,734
United Technologies Corp.                                 221,580     19,122,354
                                                                    ------------
                                                                      44,257,270
                                                                    ------------
Air Freight & Logistics 1.2%
FedEx Corp.                                               192,071     14,436,056
Ryder System, Inc.                                        212,405      8,226,446
                                                                    ------------
                                                                      22,662,502
                                                                    ------------
Building Products 1.4%
American Standard Companies, Inc. *                       127,753     14,531,904
Masco Corp.                                               354,661     10,795,881
                                                                    ------------
                                                                      25,327,785
                                                                    ------------
Commercial Services & Supplies 1.1%
Cendant Corp.                                             625,665     15,259,969
Deluxe Corp.(p)                                           118,831      4,765,123
                                                                    ------------
                                                                      20,025,092
                                                                    ------------
Industrial Conglomerates 3.3%
3M Co.                                                     66,418      5,437,641
General Electric Co.                                    1,480,386     45,181,381
Tyco International, Ltd.                                  381,672     10,934,903
                                                                    ------------
                                                                      61,553,925
                                                                    ------------
Machinery 1.2%
Deere & Co.                                                61,657      4,273,447
Paccar, Inc.                                              192,219     10,810,396
SPX Corp.(p)                                              154,637      7,032,891
                                                                    ------------
                                                                      22,116,734
                                                                    ------------
Road & Rail 0.3%
Burlington Northern Santa Fe Corp.                        180,584      5,688,396
                                                                    ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY 16.4%
Communications Equipment 2.8%
Cisco Systems, Inc. *                                    1,116,144   $26,251,707
Motorola, Inc.                                             536,773     9,447,205
QUALCOMM, Inc.                                             193,357    12,842,772
UTStarcom, Inc. *(p)                                       116,069     3,338,144
                                                                     -----------
                                                                      51,879,828
                                                                     -----------
Computers & Peripherals 3.7%
Dell, Inc. *                                               429,767    14,448,766
EMC Corp. *                                                290,826     3,958,142
Hewlett-Packard Co.                                        665,730    15,205,273
International Business Machines Corp.                      310,808    28,544,607
Lexmark International Group, Inc., Class A *                39,656     3,648,352
SanDisk Corp. *(p)                                         102,242     2,900,606
                                                                     -----------
                                                                      68,705,746
                                                                     -----------
Electronic Equipment & Instruments 0.6%
CDW Corp.                                                   41,036     2,774,444
Jabil Circuit, Inc. *                                      119,057     3,503,847
Sanmina Corp. *                                            316,169     3,481,021
                                                                     -----------
                                                                       9,759,312
                                                                     -----------
Internet Software & Services 0.1%
Yahoo!, Inc. *                                              41,660     2,024,259
                                                                     -----------
IT Services 0.5%
Affiliated Computer Services, Inc., Class A *               71,742     3,723,410
Fiserv, Inc. *                                             134,868     4,824,228
                                                                     -----------
                                                                       8,547,638
                                                                     -----------
Office Electronics 0.3%
Xerox Corp. *(p)                                           368,565     5,369,992
                                                                     -----------
Semiconductors & Semiconductor Equipment 3.6%
Altera Corp. *                                              91,950     1,880,378
Analog Devices, Inc.                                        78,137     3,751,357
Applied Materials, Inc. *                                  239,220     5,114,524
Intel Corp.                                              1,171,471    31,864,011
Linear Technology Corp.                                     33,743     1,249,166
National Semiconductor Corp. *                             129,646     5,760,172
Texas Instruments, Inc.                                    438,915    12,825,096
Xilinx, Inc. *                                             110,169     4,186,422
                                                                     -----------
                                                                      66,631,126
                                                                     -----------
Software 4.8%
Adobe Systems, Inc.                                        125,063     4,931,234
BMC Software, Inc. *                                       164,273     3,211,537
Citrix Systems, Inc. *                                     177,771     3,843,409
Electronic Arts, Inc. *                                    208,123    11,230,317

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                        Shares         Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software continued
Microsoft Corp.                                       1,896,534   $   47,356,454
Oracle Corp. *                                          688,739        8,271,755
Symantec Corp. *                                        185,858        8,605,226
Veritas Software Corp. *                                 50,648        1,362,938
                                                                  --------------
                                                                      88,812,870
                                                                  --------------
MATERIALS 3.1%
Chemicals 0.4%
Praxair, Inc.                                           221,715        8,230,061
                                                                  --------------
Containers & Packaging 0.7%
Ball Corp.                                              185,691       12,586,136
                                                                  --------------
Metals & Mining 1.3%
Alcoa, Inc.                                             315,890       10,958,224
Phelps Dodge Corp. *                                    152,649       12,465,318
                                                                  --------------
                                                                      23,423,542
                                                                  --------------
Paper & Forest Products 0.7%
Georgia-Pacific Corp.                                   409,157       13,784,499
                                                                  --------------
TELECOMMUNICATION SERVICES 3.1%
Diversified Telecommunication Services 2.3%
AT&T Corp.                                              459,939        9,001,006
BellSouth Corp.                                         246,328        6,820,822
SBC Communications, Inc.                                302,815        7,431,080
Sprint Corp.                                            220,797        4,069,289
Verizon Communications, Inc.                            419,679       15,335,071
                                                                  --------------
                                                                      42,657,268
                                                                  --------------
Wireless Telecommunications Services 0.8%
Nextel Communications, Inc., Class A                    553,332       13,683,900
                                                                  --------------
UTILITIES 2.5%
Electric Utilities 1.3%
CenterPoint Energy, Inc. (p)                            621,944        7,108,820
Entergy Corp.                                           168,540       10,028,130
Exelon Corp.                                            103,750        7,145,262
                                                                  --------------
                                                                      24,282,212
                                                                  --------------
Gas Utilities 0.8%
NiSource, Inc.                                          315,467        6,703,674
Sempra Energy                                           265,920        8,456,256
                                                                  --------------
                                                                      15,159,930
                                                                  --------------
Multi-Utilities & Unregulated Power 0.4%
Public Service Enterprise Group, Inc.                   147,115        6,911,463
                                                                  --------------
   Total Common Stocks (cost $1,305,862,925)                       1,817,311,283
                                                                  --------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                    Principal
                                                      Amount            Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 3.9%
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bills 0.93%, 06/17/2004 (f)+         $ 2,000,000   $    1,996,043
                                                                 ---------------
--------------------------------------------------------------------------------
                                                      Shares          Value
--------------------------------------------------------------------------------
MUTUAL FUND SHARES 3.8%
Evergreen Institutional Money Market Fund (o)        5,630,778        5,630,778
Navigator Prime Portfolio (pp)                      65,357,221       65,357,221
                                                                 --------------
   Total Short-Term Investments
      (cost $72,984,042)                                             72,984,042
                                                                 --------------
Total Investments (cost $1,378,846,967) 102.4%                    1,890,295,325
Other Assets and Liabilities (2.4%)                                 (45,011,855)
                                                                 --------------
Net Assets 100.0%                                                $1,845,283,470
                                                                 --------------

*    Non-income producing security

(p)  All or a portion of this security is on loan.

(pp) Represents investment of cash collateral received from securities on loan.

(f) All or a portion of the principal amount of this security was pledged to cover the initial margin requirements for open futures contracts.

+    Rate shown represents the yield to maturity at date of purchase.

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

REIT Real Estate Investment Trust

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Assets
Identified cost of securities                                    $1,378,846,967
Net unrealized gains on securities                                  511,448,358
--------------------------------------------------------------------------------
Market value of securities                                        1,890,295,325
Receivable for securities sold                                       77,131,740
Receivable for Fund shares sold                                         607,767
Dividends receivable                                                  2,294,604
Receivable for securities lending income                                  5,548
Prepaid expenses and other assets                                        19,177
--------------------------------------------------------------------------------
   Total assets                                                   1,970,354,161
--------------------------------------------------------------------------------
Liabilities
Dividends payable                                                       626,510
Payable for securities purchased                                     56,776,323
Payable for Fund shares redeemed                                      1,977,921
Payable for securities on loan                                       65,357,221
Payable for daily variation margin on open futures contracts             27,600
Advisory fee payable                                                     34,401
Distribution Plan expenses payable                                        1,542
Due to other related parties                                              5,553
Accrued expenses and other liabilities                                  263,620
--------------------------------------------------------------------------------
   Total liabilities                                                125,070,691
--------------------------------------------------------------------------------
Net assets                                                       $1,845,283,470
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                  $1,435,681,267
Undistributed net investment income                                      96,605
Accumulated net realized losses on securities and futures
   contracts                                                       (102,072,891)
Net unrealized gains on securities and futures contracts            511,578,489
--------------------------------------------------------------------------------
Total net assets                                                 $1,845,283,470
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                       $   52,455,592
   Class B                                                           14,721,237
   Class C                                                            2,738,622
   Class I                                                        1,682,386,255
   Class IS                                                          92,981,764
--------------------------------------------------------------------------------
Total net assets                                                 $1,845,283,470
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                            3,834,612
   Class B                                                            1,120,591
   Class C                                                              204,830
   Class I                                                          122,542,241
   Class IS                                                           6,795,982
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                       $        13.68
   Class A -- Offering price (based on sales charge of 5.75%)    $        14.51
   Class B                                                       $        13.14
   Class C                                                       $        13.37
   Class I                                                       $        13.73
   Class IS                                                      $        13.68
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended March 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Investment income
Dividends                                                          $ 11,640,793
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          4,711,000
Distribution Plan expenses
   Class A                                                               71,431
   Class B                                                               68,187
   Class C                                                                9,792
   Class IS                                                              77,031
Administrative services fee                                             712,963
Transfer agent fees                                                     406,622
Trustees' fees and expenses                                              11,536
Printing and postage expenses                                            36,552
Custodian and accounting fees                                           197,033
Registration and filing fees                                             32,694
Professional fees                                                        16,536
Interest expense                                                          2,269
Other                                                                    55,172
--------------------------------------------------------------------------------
   Total expenses                                                     6,408,818
   Less: Expense reductions                                              (1,836)
      Expense reimbursements                                               (753)
--------------------------------------------------------------------------------
   Net expenses                                                       6,406,229
--------------------------------------------------------------------------------
Net investment income                                                 5,234,564
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
   and futures contracts
Net realized gains on:
   Securities                                                       111,430,659
   Futures contracts                                                    513,930
Net realized gains on securities and futures contracts              111,944,589
Net change in unrealized gains or losses on securities and
   futures contracts                                                 62,378,752
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   futures contracts                                                174,323,341
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $179,557,905
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Six Months Ended
                                                  March 31, 2004                  Year Ended
                                                    (unaudited)               September 30, 2003
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                    $    5,234,564                 $   4,832,536
Net realized gains or losses on
   securities and futures contracts                         111,944,589                   (53,388,501)
Net change in unrealized gains or losses
   on securities and futures contracts                       62,378,752                   201,028,245
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                          179,557,905                   152,472,280
------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income
   Class A                                                      (89,593)                     (191,121)
   Class B                                                         (733)                       (2,282)
   Class C                                                          (85)                            0
   Class I                                                   (4,940,571)                   (4,563,183)
   Class IS                                                    (156,000)                       (4,554)
------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                       (5,186,982)                   (4,761,140)
------------------------------------------------------------------------------------------------------

                                                Shares                         Shares
Capital share transactions
Proceeds from shares sold
   Class A                                     677,468        9,062,695     1,340,853      14,359,135
   Class B                                      45,765          580,647        41,906         446,604
   Class C                                      15,163          196,690       172,301       1,729,352
   Class I                                   4,307,230       57,193,785     5,210,273      56,327,029
   Class IS                                     66,404          881,144             0               0
------------------------------------------------------------------------------------------------------
                                                             67,914,961                    72,862,120
------------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                       6,226           82,332        16,555         179,604
   Class B                                          52              675           221           2,212
   Class C                                           5               71             0               0
   Class I                                      63,807          847,537       137,395       1,505,242
   Class IS                                      9,550          127,878           415           4,527
------------------------------------------------------------------------------------------------------
                                                              1,058,493                     1,691,585
------------------------------------------------------------------------------------------------------
Automatic conversion of Class B
   shares to Class A shares
   Class A                                      98,745        1,289,028       111,024       1,187,229
   Class B                                    (102,738)      (1,289,028)     (115,248)     (1,187,229)
------------------------------------------------------------------------------------------------------
                                                                      0                             0
------------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                    (538,671)      (7,170,123)   (1,715,303)    (18,490,611)
   Class B                                    (184,894)      (2,344,714)     (236,829)     (2,415,354)
   Class C                                     (32,702)        (433,856)     (185,816)     (1,932,034)
   Class I                                 (19,010,420)    (254,926,836)  (43,941,253)   (472,321,188)
   Class IS                                 (1,156,922)     (15,492,710)       (3,164)        (36,423)
------------------------------------------------------------------------------------------------------
                                                           (280,368,239)                 (495,195,610)
------------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   acquisition
   Class A                                     207,685        2,647,485             0               0
   Class B                                     473,118        5,799,909             0               0
   Class C                                     183,004        2,283,228             0               0
   Class I                                  93,116,546    1,191,947,205             0               0
   Class IS                                  7,800,217       99,509,700             0               0
------------------------------------------------------------------------------------------------------
                                                          1,302,187,527                             0
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued
--------------------------------------------------------------------------------

                                           Six Months Ended
                                            March 31, 2004        Year Ended
                                              (unaudited)     September 30, 2003
--------------------------------------------------------------------------------
Capital share transactions continued
Net increase (decrease) in net assets
   resulting from capital share
   transactions                             $1,090,792,742      $(420,641,905)
--------------------------------------------------------------------------------
Total increase (decrease) in net assets      1,265,163,665       (272,930,765)
Net assets
Beginning of period                            580,119,805        853,050,570
--------------------------------------------------------------------------------
End of period                               $1,845,283,470      $ 580,119,805
--------------------------------------------------------------------------------
Undistributed net investment income         $       96,605      $      49,023
--------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Large Cap Equity Fund (the "Fund"), (formerly, Evergreen Stock Selector Fund) is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, Institutional ("Class I") and Institutional Service ("Class IS") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imper-

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

fect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.66% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended March 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $753. Total amounts subject to recoupment as of March 31, 2004 were $383,214.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.06% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2004, the Fund paid brokerage commissions of $47,606 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. ACQUISITION

Effective at the close of business on December 5, 2003, the Fund acquired the net assets of Evergreen Core Equity Fund in a tax-free exchange for Class A, Class B, Class C, Class I and Class IS shares of the Fund. Shares were issued to Class A, Class B, Class C, Class I and Class IS shares of Evergreen Core Equity Fund at an exchange ratio of 4.54, 4.72, 4.64, 4.52 and 4.20 for Class A, Class B and Class C, Class I and Class IS shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $306,963,595. The aggregate net assets of the Fund and Evergreen Core Equity Fund immedi-

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

ately prior to the acquisition were $599,467,930 and $1,302,187,527, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,901,655,457.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $372,748,898 and $597,417,957, respectively, for the six months ended March 31, 2004.

At March 31, 2004, the Fund had open futures contracts outstanding as follows:

                                  Initial
                                  Contract       Value at      Unrealized
Expiration       Contracts         Amount     March 31, 2004      Gain
-------------------------------------------------------------------------
June 2004    92 S&P 500 Index   $25,742,569     $25,872,700     $130,131
-------------------------------------------------------------------------

During the six months ended March 31, 2004, the Fund loaned securities to certain brokers. At March 31, 2004, the value of securities on loan and the value of collateral amounted to $63,877,859 and $65,357,221, respectively. During the six months ended March 31, 2004, the Fund earned $22,106 in income from securities lending which is included in dividend income on the Statement of Operations.

On March 31, 2004, the aggregate cost of securities for federal income tax purposes was $1,384,790,092. The gross unrealized appreciation and depreciation on securities based on tax cost was $518,458,113 and $12,952,880, respectively, with a net unrealized appreciation of $505,505,233.

As of September 30, 2003, the Fund had $160,596,934 in capital loss carryovers for federal income tax purposes with $95,951,822 expiring in 2010 and $64,645,112 expiring in 2011.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2003, the Fund incurred and elected to defer post-October losses of $52,458,369.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2004, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 31, 2004, the Fund had average borrowings outstanding of $145,449 on an annualized basis at a rate of 1.56% and paid interest of $2,269.

11. SUBSEQUENT EVENTS

Effective April 1, 2004, EIMC is paid an annual fee starting at 0.66% and declining to 0.45% as the average daily net assets of the Fund increases.

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

                       This page left intentionally blank

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund,            Chief Executive Officer, Carson Products Company
Phoenix Multi-Portfolio Fund,   (manufacturing); Director, Obagi Medical
and The Phoenix Big Edge        Products Co.; Director, Lincoln Educational
Series Fund                     Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------
Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------
Richard K. Wagoner,             Principal occupations: Member and Former
CFA(2)                          President, North Carolina Securities Traders
Trustee                         Association; Member, Financial Analysts Society;
DOB: 12/12/1937                 Former Consultant to the Boards of Trustees of
Term of office since: 1999      the Evergreen funds; Former Trustee, Mentor
Other directorships: None       Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President, Chief
President                       Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                  Evergreen Investment Company, Inc. and Executive
Term of office since: 2003      Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to 200 Berkeley Street, 26th Floor, Boston, MA 02116, Attention: Secretary, Evergreen Funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $249.1 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800.343.2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of March 31, 2004

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                service areas. The award symbolizes the achievement of the
Service             highest tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                                          569843

                    ANNUAL REPORT FOR EVERGREEN MASTERS FUND

                               SEPTEMBER 30, 2004

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 5 PORTFOLIO MANAGER COMMENTARY
 6 ABOUT YOUR FUND'S EXPENSES
 7 FINANCIAL HIGHLIGHTS
11 SCHEDULE OF INVESTMENTS
27 STATEMENT OF ASSETS AND LIABILITIES
28 STATEMENT OF OPERATIONS
29 STATEMENTS OF CHANGES IN NET ASSETS
30 NOTES TO FINANCIAL STATEMENTS
36 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
40 TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling 800.343.2898, by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Information relating to how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

             Mutual Funds:
             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Masters Fund, which covers the twelvemonth period ended September 30, 2004.

The investment period began on the heels of a dramatic turnaround in the equity markets. The war in Iraq and the changes in the tax laws had already been priced into the markets, and the previous upward momentum was likely susceptible to disappointment. At this juncture, our Investment Strategy Committee and our equity analysts had to make a determination: were the fundamentals supportive of continued growth in equities, or was the recent market action simply a technical move, justifying a reduction in equity allocations? After careful thought and spirited debate, we decided that the fundamentals were solid enough to support further gains in corporate profit growth, likely spurring on the equity markets further in the year ahead.

The passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003 was critical to our belief in the sustainability of the expansion. The addition of capital investment as a pillar of the economic recovery not only took the pressure off the U.S. consumer, but it also provided longer-term support for growth. Indeed, economic and profit growth remained solid for the balance of 2003 and into 2004. Gross Domestic Product (GDP) expanded in the range of 6% in the latter half of 2003, followed by 4% growth for the economy in the first quarter of the new-year. Strengthened balance sheets and improved operating leverage on corporate income

LETTER TO SHAREHOLDERS continued

statements enabled this economic growth to translate into solid earnings gains of approximately 20% through the first half of 2004. Given the backdrop of the lowest interest rates in four decades, the major market indexes managed to climb higher into the first quarter of 2004 on these fundamental strengths.

Yet these fundamentals were simply not enough to prolong the twelve-month gains in equities through March 2004. The combination of geopolitical tensions, negative news from Iraq, terrorist threats, uncertainty about the presidential election, and potentially tighter monetary policy managed to dampen market sentiment. In addition, surging energy prices raised concerns about inflation, corporate profits, and personal consumption. As a result, a volatile period within a tight trading range ensued for the balance of the investment period.

We remind investors that a condition of economic recoveries is the transition from surging growth to more normalized periods of average growth. This historically subtle transition was abundantly clear this summer as second quarter GDP growth moderated two full percentage points, to 3%, from the approximately 5% pace over the prior twelve months. Consequently, the pace of growth in corporate profits has also moderated in recent months.

In this environment, we continue to recommend a diversified approach for equity portfolios relative to style, market capitalization, and region. To combat the frequent bouts of uncertainty and the associated volatility, our equity teams maintain an intense focus on the disciplines of their investment strategies, emphasizing economic and corporate fundamentals. Though fear may periodically dominate

LETTER TO SHAREHOLDERS continued

market sentiment over the short-term, we remain confident in our approach emphasizing solid fundamentals for successful long-term investing.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/ AnnualUpdates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FUND AT A GLANCE

as of September 30, 2004

MANAGEMENT TEAM

Evergreen Team

MFS Team

Oppenheimer Team

CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED]

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/31/1998

                                Class A      Class B      Class C      Class I
Class inception date          12/31/1998   12/31/1998   12/31/1998   12/31/1998
-------------------------------------------------------------------------------
Nasdaq symbol                    EMFAX        EMFBX        EVMCX        EMFYX
-------------------------------------------------------------------------------
Average annual return*
-------------------------------------------------------------------------------
1-year with sales charge         7.14%        7.91%       11.93%         N/A
-------------------------------------------------------------------------------
1-year w/o sales charge         13.73%       12.91%       12.93%       13.98%
-------------------------------------------------------------------------------
5-year                          -2.69%       -2.60%       -2.27%       -1.29%
-------------------------------------------------------------------------------
Since portfolio inception       -2.26%       -2.10%       -1.98%       -1.00%
-------------------------------------------------------------------------------

* Adjusted for maximum applicablesales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Class I is not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

LONG-TERM GROWTH





------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          Masters                S&P 500                 S&P MidCap 400         CPI
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
              12/31/1998                 $9,425                 $10,000                $10,000                $10,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
               9/30/1999                 $9,472                 $10,536                 $9,790                $10,244
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
               9/30/2000                $12,460                 $11,936                $14,020                $10,598
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
               9/30/2001                 $7,985                  $8,759                $11,356                $10,879
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
               9/30/2002                 $6,287                  $6,964                $10,823                $11,043
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
               9/30/2003                 $7,710                  $8,663                $13,725                $11,300
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
               9/30/2004                 $8,769                  $9,865                $16,134                $11,586
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



Comparison of a $10,000 investment in the Evergreen Masters Fund Class A shares, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Standard & Poor's MidCap 400 Index (S&P 400) and the Consumer Price Index (CPI).



The S&P 500 and the S&P 400 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 13.73% for the twelve-month period ended September 30, 2004, excluding any applicable sales charges. During the same period, the Standard & Poor's 500 Index (S&P 500) returned 13.87% and the Standard & Poor's Midcap 400 Index (S&P 400) returned 17.55% .

Generally, during the fiscal year, smaller capitalization stocks tended to outperform larger capitalization stocks and value stocks outperformed growth stocks. The period encompassed two very different investment environments. Early in the fiscal year, investors anticipated a prolonged, vigorous economic recovery. Growth company stocks, including those of many poor-quality companies, led the market during the final months of 2003. However, in 2004, market sentiment changed and investors became more cautious. While overall equity performance was modest, investors favored more reasonably priced value stocks.

In the Evergreen mid-cap value sleeve, the emphasis on basic materials and energy stocks helped the performance of the sleeve substantially as rising prices of oil, gas and basic materials lifted performance in those sectors. Within the materials sector, investments in Phelps-Dodge and in Lyondell Chemical appreciated significantly. In energy, contributors to performance included Massey Energy, XTO, and Joy Global. Detractors from performance, relative to the index, included BEA Systems, Watson Pharmaceuticals and Dr. Reddy's Laboratories.

For the Evergreen strategic growth sleeve, several information technology positions made substantial contributions to the fund's performance, relative to the index, led by QUALCOMM and Research in Motion. Other contributors to performance included United HealthCare and eBay. Detracting from performance, relative to the index, were Veritas, Education Management Corp. and Pfizer.

For the MFS sleeve, the greatest contributor to performance came from being overweight in the telecommunications sector, as did stock selection within the health care and technology sectors. The key detractors, relative to the index, were stock selection in the consumer discretionary and industrial sectors.

The performance of the Oppenheimer sleeve benefited during the first half of the fiscal period from its strategy to focus on stocks with market capitalization toward the lower end of the large-cap range. During the second half of the fiscal year, managers substantially increased investments in higher-quality companies with larger market capitalization. Stock selection contributed positively to its overall performance. The stock scoring system assigned higher rankings to a number of companies in the better-performing energy, financials and telecommunications service sectors. On the other hand, the strategy's models found fewer opportunities in the utilities sector, which hurt its performance, relative to the index, when utilities stocks fared relatively well.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of September 30, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004.

The example illustrates your fund's costs in two ways:

o    Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

o    Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account     Account      Expenses
                                               Value       Value     Paid During
                                              4/1/2004   9/30/2004     Period*
--------------------------------------------------------------------------------
Actual

Class A                                      $1,000.00   $  971.88      $ 7.25
Class B                                      $1,000.00   $  968.19      $10.68
Class C                                      $1,000.00   $  968.15      $10.68
Class I                                      $1,000.00   $  973.46      $ 5.77

Hypothetical
(5% return
before expenses)

Class A                                      $1,000.00   $1,017.65      $ 7.41
Class B                                      $1,000.00   $1,014.15      $10.93
Class C                                      $1,000.00   $1,014.15      $10.93
Class I                                      $1,000.00   $1,019.15      $ 5.91
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.47% for Class A, 2.17% for Class B, 2.17% for Class C and 1.17% for Class I), multiplied by the average account value over the period, multiplied by 183 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                             Year Ended September 30,
                                              -------------------------------------------------------
CLASS A                                       2004 (1)   2003 (1)   2002 (1)     2001      2000 (1)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  6.99    $  5.70    $  7.24    $  13.22    $  10.05
-----------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                             (0.05)     (0.06)     (0.06)      (0.08)      (0.10)
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                          1.01       1.35      (1.48)      (4.13)       3.27
                                              -------------------------------------------------------
Total from investment operations                 0.96       1.29      (1.54)      (4.21)       3.17
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                  0          0          0       (1.77)          0
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                $  7.95    $  6.99    $  5.70    $   7.24    $  13.22
-----------------------------------------------------------------------------------------------------
Total return(2)                                 13.73%     22.63%    (21.27%)    (35.91%)     31.54%
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)         $52,556    $57,809    $57,482    $100,713    $192,473
Ratios to average net assets
   Expenses(3)                                   1.74%      2.12%      1.86%       1.63%       1.58%
   Net investment loss                          (0.61%)    (0.90%)    (0.86%)     (0.77%)     (0.78%)
Portfolio turnover rate                           101%        97%       114%         80%        111%

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                            Year Ended September 30,
                                              ------------------------------------------------------
CLASS B                                       2004 (1)   2003 (1)   2002 (1)     2001     2000 (1)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  6.74    $  5.53    $  7.08    $ 13.07    $  10.01
----------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                             (0.10)     (0.10)     (0.12)     (0.13)      (0.19)
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                          0.97       1.31      (1.43)     (4.09)       3.25
                                              ------------------------------------------------------
Total from investment operations                 0.87       1.21      (1.55)     (4.22)       3.06
----------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                  0          0          0      (1.77)          0
----------------------------------------------------------------------------------------------------
Net asset value, end of period                $  7.61    $  6.74    $  5.53    $  7.08    $  13.07
----------------------------------------------------------------------------------------------------
Total return(2)                                 12.91%     21.88%    (21.89%)   (36.46%)     30.57%
----------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)         $55,186    $60,221    $59,195    $92,928    $133,637
Ratios to average net assets
   Expenses(3)                                   2.44%      2.85%      2.62%      2.38%       2.34%
   Net investment loss                          (1.31%)    (1.62%)    (1.61%)    (1.52%)     (1.54%)
Portfolio turnover rate                           101%        97%       114%        80%        111%

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                            Year Ended September 30,
                                               -----------------------------------------------------
CLASS C                                        2004 (1)   2003 (1)   2002 (1)     2001     2000 (1)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 6.73     $ 5.53     $  7.07    $ 13.05    $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                             (0.10)     (0.10)      (0.12)     (0.11)     (0.19)
Net realized and unrealized gains or losses
   on securities and foreign currency related
   transactions                                  0.97       1.30       (1.42)     (4.10)      3.24
                                               -----------------------------------------------------
Total from investment operations                 0.87       1.20       (1.54)     (4.21)      3.05
----------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                  0          0           0      (1.77)         0
----------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 7.60     $ 6.73     $  5.53    $  7.07    $ 13.05
----------------------------------------------------------------------------------------------------
Total return (2)                                12.93%     21.70%     (21.78%)   (36.44%)    30.50%
----------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)          $4,118     $4,955     $ 5,983    $ 9,450    $11,387
Ratios to average net assets
   Expenses (3)                                  2.45%      2.85%       2.62%      2.39%      2.35%
   Net investment loss                          (1.32%)    (1.62%)     (1.61%)    (1.52%)    (1.55%)
Portfolio turnover rate                           101%        97%        114%        80%       111%

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                              Year Ended September 30,
                                                ----------------------------------------------------
CLASS I (1)                                     2004 (2)   2003 (2)   2002 (2)     2001     2000 (2)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 7.08     $ 5.75     $  7.29    $ 13.27    $10.07
----------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                              (0.02)     (0.04)      (0.05)     (0.05)    (0.07)
Net realized and unrealized gains or losses
   on securities and foreign currency related
   transactions                                   1.01       1.37       (1.49)     (4.16)     3.27
                                                ---------------------------------------------------
Total from investment operations                  0.99       1.33       (1.54)     (4.21)     3.20
----------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                   0          0           0      (1.77)        0
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 8.07     $ 7.08     $  5.75    $  7.29    $13.27
----------------------------------------------------------------------------------------------------
Total return                                     13.98%     23.13%     (21.12%)   (35.76%)   31.78%
----------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)           $  802     $  767     $   605    $ 2,228    $4,479
Ratios to average net assets
   Expenses (3)                                   1.43%      1.84%       1.59%      1.37%     1.34%
   Net investment loss                           (0.30%)    (0.63%)     (0.61%)    (0.52%)   (0.53%)
Portfolio turnover rate                            101%        97%        114%        80%      111%

(1) Effective at the close of business on May 11, 2001, Class Y sh ares were renamed as Institutional shares (Class I).

(2) Net investment loss per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS 99.6%
CONSUMER DISCRETIONARY 14.3%
Auto Components 0.5%
Aftermarket Technology Corp. *                                  127   $    1,598
Autoliv, Inc                                                    300       12,120
Dana Corp                                                     1,500       26,535
Lear Corp                                                       100        5,445
Superior Industries International, Inc                       16,100      482,195
                                                                      ----------
                                                                         527,893
                                                                      ----------
Automobiles 0.1%
Ford Motor Co                                                 4,572       64,237
General Motors Corp                                             500       21,240
Harley-Davidson, Inc                                            200       11,888
                                                                      ----------
                                                                          97,365
                                                                      ----------
Distributors 0.4%
Adesa, Inc. *                                                26,300      432,109
Genuine Parts Co                                                100        3,838
                                                                      ----------
                                                                         435,947
                                                                      ----------
Hotels, Restaurants & Leisure 2.4%
Applebee's International, Inc                                   462       11,679
Caesars Entertainment, Inc. *                                 1,000       16,700
CBRL Group, Inc                                                 500       18,040
CEC Entertainment, Inc                                          550       20,213
Cheesecake Factory, Inc. *                                    7,820      339,388
Choice Hotels, Inc                                              100        5,759
Four Seasons Hotels, Inc                                      3,380      216,658
Harrah's Entertainment, Inc                                   6,900      365,562
International Game Technology                                17,113      615,212
Mandalay Resort Group                                           400       27,460
Marriott International, Inc., Class A                           500       25,980
McDonald's Corp                                               3,600      100,908
Rare Hospitality International, Inc. *                          200        5,330
Royal Caribbean Cruises, Ltd                                  9,700      422,920
Station Casinos, Inc                                          2,000       98,080
Triarc Companies, Inc., Class A *                            18,200      208,026
WMS Industries, Inc. *                                        5,790      148,745
Yum! Brands, Inc                                              1,200       48,792
                                                                      ----------
                                                                       2,695,452
                                                                      ----------
Household Durables 0.6%
Black & Decker Corp                                             100        7,744
Cavco Industries, Inc. *                                         65        2,455
D.R. Horton, Inc                                                 50        1,655
Fortune Brands, Inc                                           2,095      155,219
Harman International Industries, Inc                            100       10,775
Hovnanian Enterprises, Inc., Class A *                          500       20,050
KB Home                                                         400       33,796

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Household Durables continued
Leggett & Platt, Inc                                            100   $    2,810
Lennar Corp., Class B                                           160        7,008
M.D.C Holdings, Inc                                             371       27,120
Meritage Corp. *                                                200       15,720
Mohawk Industries, Inc. *                                     3,800      301,682
Newell Rubbermaid, Inc                                          100        2,004
Pulte Homes, Inc                                                 94        5,769
Ryland Group, Inc                                               300       27,798
Standard Pacific Corp                                           200       11,274
Stanley Works                                                   100        4,253
Yankee Candle, Inc                                              100        2,896
                                                                      ----------
                                                                         640,028
                                                                      ----------
Internet & Catalog Retail 0.8%
Amazon.com, Inc. *                                            8,000      326,880
eBay, Inc. *                                                  4,175      383,849
IAC/InterActiveCorp *                                        10,435      229,779
                                                                      ----------
                                                                         940,508
                                                                      ----------
Leisure Equipment & Products 0.0%
Action Performance Companies, Inc                             1,100       11,143
Brunswick Corp                                                  200        9,152
Hasbro, Inc                                                     500        9,400
Polaris Industries, Inc                                         200       11,164
                                                                      ----------
                                                                          40,859
                                                                      ----------
Media 4.3%
Citadel Broadcasting Corp. *                                 35,180      451,008
Clear Channel Communications, Inc                             1,100       34,287
Comcast Corp., Class A *                                      6,408      180,962
Cox Communications, Inc., Class A *                           7,800      258,414
EchoStar Communications Corp., Class A *                     11,820      367,838
Entercom Communications Corp. *                               5,700      186,162
Getty Images, Inc. *                                         16,055      887,841
Grupo Televisa SA de CV, ADR                                  4,300      226,739
Lamar Advertising Co., Class A *                              1,700       70,737
McGraw-Hill Companies, Inc                                    1,725      137,465
Meredith Corp                                                 5,570      286,187
NTL, Inc. *                                                   9,135      567,009
Radio One, Inc., Class A *                                    8,000      114,320
Time Warner, Inc. *                                          14,200      229,188
Tribune Co                                                    4,500      185,175
Univision Communications, Inc., Class A *                     4,400      139,084
Viacom, Inc., Class B                                         6,153      206,495
Walt Disney Co                                                7,300      164,615
Westwood One, Inc. *                                          6,880      136,018
                                                                      ----------
                                                                       4,829,544
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 1.3%
99 Cents Only Stores *                                       38,500   $  547,855
Dillards, Inc., Class A                                         200        3,948
Dollar General Corp                                             100        2,015
Family Dollar Stores, Inc                                     8,800      238,480
Federated Department Stores, Inc                                600       27,258
J.C. Penney Co., Inc                                            500       17,640
Kmart Holding Corp. *                                           100        8,747
Kohl's Corp. *                                                8,100      390,339
May Department Stores Co                                        400       10,252
Neiman Marcus Group, Inc., Class A                              100        5,750
Nordstrom, Inc                                                2,375       90,820
Sears, Roebuck & Co                                             700       27,895
Target Corp                                                   2,000       90,500
                                                                      ----------
                                                                       1,461,499
                                                                      ----------
Specialty Retail 2.8%
Abercrombie & Fitch Co., Class A                                600       18,900
Advance Auto Parts, Inc. *                                    4,425      152,220
Aeropostale, Inc. *                                             350        9,170
American Eagle Outfitters, Inc                                  500       18,425
AnnTaylor Stores Corp. *                                        425        9,945
AutoNation, Inc. *                                              800       13,664
Barnes & Noble, Inc. *                                          100        3,700
Bed Bath & Beyond, Inc. *                                     4,700      174,417
Best Buy Co., Inc                                             5,700      309,168
Borders Group, Inc                                              800       19,840
Chico's FAS, Inc. *                                           3,225      110,295
Circuit City Stores, Inc                                        600        9,204
Claire's Stores, Inc                                          1,100       27,544
Foot Locker, Inc                                                300        7,110
Gap, Inc                                                      4,300       80,410
Hollywood Entertainment Corp. *                                 300        2,961
Home Depot, Inc                                              10,950      429,240
Limited Brands, Inc                                             500       11,145
Lowe's Companies, Inc                                         3,671      199,519
Michaels Stores, Inc                                          3,225      190,952
Office Depot, Inc. *                                          1,000       15,030
Pacific Sunwear of California, Inc. *                         1,175       24,734
PETsMART, Inc                                                11,790      334,718
RadioShack Corp                                                 300        8,592
Sherwin-Williams Co                                             500       21,980
Staples, Inc                                                  3,700      110,334
Talbots, Inc                                                 11,500      285,085
TBC Corp. *                                                  10,500      234,570
Tiffany & Co                                                 10,960      336,910

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail continued
TJX Companies, Inc                                            1,600   $   35,264
Zale Corp. *                                                    500       14,050
                                                                      ----------
                                                                       3,219,096
                                                                      ----------
Textiles, Apparel & Luxury Goods 1.1%
Coach, Inc. *                                                13,745      583,063
Jones Apparel Group, Inc                                     10,400      372,320
Nike, Inc., Class B                                             600       47,280
Polo Ralph Lauren Corp., Class A                              6,000      218,220
Timberland Co., Class A *                                       400       22,720
                                                                      ----------
                                                                       1,243,603
                                                                      ----------
CONSUMER STAPLES 6.6%
Beverages 1.1%
Anheuser-Busch Companies, Inc                                 2,000       99,900
Coca-Cola Co                                                  9,600      384,480
Diageo plc                                                   30,000      374,608
Pepsi Bottling Group, Inc                                       800       21,720
PepsiCo, Inc                                                  8,040      391,146
                                                                      ----------
                                                                       1,271,854
                                                                      ----------
Food & Staples Retailing 1.7%
Albertsons, Inc                                                 500       11,965
BJ's Wholesale Club, Inc. *                                  20,700      565,938
Costco Wholesale Corp                                         1,700       70,652
CVS Corp                                                      9,600      404,448
SYSCO Corp                                                    2,300       68,816
Wal-Mart Stores, Inc                                         14,762      785,338
Walgreen Co                                                     700       25,081
                                                                      ----------
                                                                       1,932,238
                                                                      ----------
Food Products 1.7%
Archer-Daniels-Midland Co                                    12,500      212,250
Bunge, Ltd                                                    5,800      231,884
Dean Foods Co. *                                              6,200      186,124
H.J. Heinz Co                                                13,200      475,464
Hershey Foods Corp                                            2,079       97,110
Kellogg Co                                                    5,700      243,162
Sara Lee Corp                                                18,700      427,482
Smithfield Foods, Inc. *                                        200        5,000
Tyson Foods, Inc., Class A                                      800       12,816
                                                                      ----------
                                                                       1,891,292
                                                                      ----------
Household Products 0.9%
Colgate-Palmolive Co                                          1,200       54,216
Energizer Holdings, Inc. *                                      100        4,610

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Household Products continued
Kimberly-Clark Corp                                             800   $   51,672
Procter & Gamble Co                                          16,922      915,819
                                                                      ----------
                                                                       1,026,317
                                                                      ----------
Personal Products 0.5%
Avon Products, Inc                                            5,575      243,516
Estee Lauder Companies, Inc., Class A                         4,175      174,515
Gillette Co                                                   3,100      129,394
                                                                      ----------
                                                                         547,425
                                                                      ----------
Tobacco 0.7%
Altria Group, Inc                                            10,100      475,104
Loews Corp. - Carolina Group                                 10,400      253,448
Reynolds American, Inc                                          400       27,216
UST, Inc                                                        100        4,026
                                                                      ----------
                                                                         759,794
                                                                      ----------
ENERGY 7.3%
Energy Equipment & Services 1.5%
Baker Hughes, Inc                                             2,850      124,602
BJ Services Co. *                                             7,540      395,171
Cooper Cameron Corp. *                                        5,140      281,878
GlobalSantaFe Corp                                            6,400      196,160
Halliburton Co                                                2,900       97,701
Offshore Logistics, Inc. *                                   15,000      516,300
Oil States International, Inc. *                                700       13,090
Precision Drilling Corp                                         200       11,481
                                                                      ----------
                                                                       1,636,383
                                                                      ----------
Oil & Gas 5.8%
Amerada Hess Corp                                               300       26,700
Apache Corp                                                   7,600      380,836
Ashland, Inc                                                  6,500      364,520
Burlington Resources, Inc                                     1,900       77,520
Canadian Natural Resources, Ltd                               1,226       48,933
Chesapeake Energy Corp                                       43,400      687,022
ChevronTexaco Corp                                           12,014      644,431
Cimarex Energy Co. *                                            112        3,913
ConocoPhillips                                                2,537      210,191
Devon Energy Corp                                             2,700      191,727
EnCana Corp                                                   7,900      365,770
EOG Resources, Inc                                              200       13,170
Exxon Mobil Corp                                             27,074    1,308,486
Frontier Oil Corp                                             3,700       87,357
Houston Exploration Co. *                                       300       17,805
Kerr-McGee Corp                                               6,400      366,400
Marathon Oil Corp                                             1,300       53,664

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares     Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
ENERGY continued
Oil & Gas continued
Murphy Oil Corp                                               8,400   $  728,868
Noble Energy, Inc                                               500       29,120
Occidental Petroleum Corp                                     5,000      279,650
OMI Corp                                                        600        9,612
Paramount Resources, Ltd. *                                   3,600       66,153
Pioneer Natural Resources Co                                    100        3,448
Sunoco, Inc                                                     500       36,990
Talisman Energy, Inc                                          1,900       49,240
Teekay Shipping Corp                                            400       17,236
Tesoro Petroleum Corp. *                                        300        8,859
Unocal Corp                                                     900       38,700
Valero Energy Corp                                              100        8,021
Williams Companies, Inc                                       1,600       19,360
XTO Energy, Inc                                              12,125      393,820
                                                                      ----------
                                                                       6,537,522
                                                                      ----------
FINANCIALS 15.5%
Capital Markets 3.3%
A.G. Edwards, Inc                                             9,000      311,580
Affiliated Managers Group, Inc. *                               100        5,354
American Capital Strategies, Ltd                                100        3,134
Ameritrade Holding Corp. *                                   48,000      576,480
Bank of New York Co., Inc                                     2,100       61,257
Bear Stearns Companies, Inc                                     400       38,468
Charles Schwab Corp                                             300        2,757
E*TRADE Financial Corp. *                                     1,300       14,846
Federated Investors, Inc., Class B                            7,500      213,300
Franklin Resources, Inc                                       2,875      160,310
Investors Financial Services Corp                             9,570      431,894
Knight Trading Group, Inc. *                                    600        5,538
Legg Mason, Inc                                               9,300      495,411
Mellon Financial Corp                                           800       22,152
Merrill Lynch & Co., Inc                                      3,700      183,964
Morgan Stanley                                                5,200      256,360
Northern Trust Corp                                             500       20,400
SEI Investments Co                                           15,700      528,776
T. Rowe Price Group, Inc                                      7,075      360,401
                                                                      ----------
                                                                       3,692,382
                                                                      ----------
Commercial Banks 2.8%
Bank of America Corp                                         16,674      722,484
Banknorth Group, Inc                                          8,900      311,500
BB&T Corp                                                       800       31,752
City National Corp                                              100        6,495
Colonial BancGroup, Inc                                      18,000      368,100
Comerica, Inc                                                   400       23,740

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Fifth Third Bancorp                                             300   $   14,766
Huntington Bancshares, Inc                                      600       14,946
KeyCorp                                                       1,200       37,920
National City Corp                                            2,500       96,550
PNC Financial Services Group, Inc                             1,300       70,330
Regions Financial Corp                                        1,017       33,622
SunTrust Banks, Inc                                           1,200       84,492
U.S. Bancorp                                                 10,092      291,659
UnionBanCal Corp                                                500       29,605
Wells Fargo & Co                                              6,600      393,558
Zions Bancorp                                                10,200      622,608
                                                                      ----------
                                                                       3,154,127
                                                                      ----------
Consumer Finance 1.0%
American Express Co                                           6,684      343,959
Capital One Financial Corp                                    4,000      295,600
First Marblehead Corp. *                                      4,000      185,600
MBNA Corp                                                     3,600       90,720
MoneyGram International, Inc. *                              15,125      258,335
                                                                      ----------
                                                                       1,174,214
                                                                      ----------
Diversified Financial Services 2.3%
Assured Guaranty, Ltd. *                                     31,300      521,458
Chicago Mercantile Exchange Holdings, Inc                       800      129,040
CIT Group, Inc                                                  700       26,173
Citigroup, Inc                                               27,348    1,206,594
JPMorgan Chase & Co                                          16,088      639,176
Principal Financial Group, Inc                                1,800       64,746
                                                                      ----------
                                                                       2,587,187
                                                                      ----------
Insurance 3.9%
ACE, Ltd                                                     15,400      616,924
AFLAC, Inc                                                    4,300      168,603
Allmerica Financial Corp. *                                     500       13,440
Allstate Corp                                                 3,000      143,970
AMBAC Financial Group, Inc                                    6,185      494,491
American International Group, Inc                            15,535    1,056,224
AON Corp                                                      1,000       28,740
Chubb Corp                                                      500       35,140
Cincinnati Financial Corp                                       100        4,122
Everest Reinsurance Group, Ltd                                5,100      379,083
Fidelity National Financial, Inc                                801       30,518
Hartford Financial Services Group, Inc                        8,800      544,984
Jefferson Pilot Corp                                            100        4,966
LandAmerica Financial Group, Inc                                200        9,100
Lincoln National Corp                                         5,100      239,700

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------

COMMON STOCKS continued
FINANCIALS continued
Insurance continued
Loews Corp                                                      500   $   29,250
Marsh & McLennan Co                                             200        9,152
MBIA, Inc                                                       300       17,463
MetLife, Inc                                                  1,100       42,515
Nationwide Financial Services, Inc., Class A                    200        7,022
Progressive Corp                                              1,000       84,750
Prudential Financial, Inc                                     3,250      152,880
Reinsurance Group America, Inc                                  500       20,600
RenaissanceRe Holdings, Ltd                                     400       20,632
SAFECO Corp                                                     200        9,130
StanCorp Financial Group, Inc                                   100        7,120
XL Capital, Ltd., Class A                                     2,700      199,773
                                                                      ----------
                                                                       4,370,292
                                                                      ----------
Real Estate 0.2%
Boston Properties, Inc. REIT                                  2,700      149,553
Global Signal, Inc. REIT                                      6,659      152,491
                                                                      ----------
                                                                         302,044
                                                                      ----------
Thrifts & Mortgage Finance 2.0%
Astoria Financial Corp                                          200        7,098
Countrywide Financial Corp                                    1,998       78,701
Dime Bancorp, Inc. *                                          1,000          140
Doral Financial Corp                                            175        7,257
Fannie Mae                                                    4,600      291,640
Freddie Mac                                                   1,200       78,288
Fremont General Corp                                          1,000       23,150
GreenPoint Financial Corp                                     1,200       55,512
Independence Community Bank Corp                                400       15,620
IndyMac Bancorp, Inc                                            500       18,100
MGIC Investment Corp                                            400       26,620
New Century Financial Corp                                    6,650      400,463
New York Community Bancorp, Inc                              17,777      365,140
PMI Group, Inc                                               21,200      860,296
Webster Financial Corp                                          200        9,878
                                                                      ----------
                                                                       2,237,903
                                                                      ----------
HEALTH CARE 18.1%
Biotechnology 4.0%
Amgen, Inc. *                                                 9,625      545,545
Celgene Corp. *                                               4,340      252,718
Gen-Probe, Inc. *                                             6,080      242,410
Genentech, Inc. *                                             1,000       52,420
Genzyme Corp. *                                              13,880      755,211
Gilead Sciences, Inc. *                                      25,170      940,855
Human Genome Sciences, Inc. *                                16,000      174,560

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Biotechnology continued
ImClone Systems, Inc. *                                       9,000   $  475,650
Invitrogen Corp. *                                            6,680      367,333
MedImmune, Inc. *                                            16,440      389,628
Neurocrine Biosciences, Inc. *                                2,820      132,991
Oscient Pharmaceuticals Corp. *                              41,100      145,905
                                                                      ----------
                                                                       4,475,226
                                                                      ----------
Health Care Equipment & Supplies 6.1%
Bausch & Lomb, Inc                                              300       19,935
Baxter International, Inc                                    14,000      450,240
Becton Dickinson & Co                                           900       46,530
Bio-Rad Laboratories, Inc., Class A *                           100        5,110
C.R. Bard, Inc                                               16,740      947,986
Cytyc Corp. *                                                32,900      794,535
Dade Behring Holdings, Inc. *                                   100        5,572
DENTSPLY International, Inc                                   8,160      423,830
Fisher Scientific International, Inc. *                       8,190      477,723
Guidant Corp                                                  7,020      463,601
Hospira, Inc. *                                              12,090      369,954
Medtronic, Inc                                               10,775      559,222
Millipore Corp. *                                             8,910      426,344
PerkinElmer, Inc                                                300        5,166
Smith & Nephew plc, ADR                                       5,000      231,750
St. Jude Medical, Inc. *                                      6,600      496,782
Stryker Corp                                                  5,175      248,814
Thermo Electron Corp. *                                       8,440      228,049
Thoratec Corp. *                                             16,120      155,074
VISX, Inc. *                                                    300        6,180
Waters Corp. *                                               12,290      541,989
                                                                      ----------
                                                                       6,904,386
                                                                      ----------
Health Care Providers & Services 3.2%
Advisory Board Co. *                                            200        6,720
Aetna, Inc                                                      700       69,951
AmerisourceBergen Corp                                        7,000      375,970
Andrx Corp. *                                                   900       20,124
Anthem, Inc. *                                                9,700      846,325
Cardinal Health, Inc                                            100        4,377
Caremark Rx, Inc. *                                          15,475      496,283
CIGNA Corp                                                      300       20,889
Community Health Systems *                                   13,140      350,575
Covance, Inc. *                                                 400       15,988
Coventry Health Care, Inc. *                                    500       26,685
DaVita, Inc. *                                                   50        1,558
Express Scripts, Inc. *                                         100        6,534
IMS Health, Inc                                                 651       15,572

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services continued
Laboratory Corporation of America *                             400   $   17,488
Medco Health Solutions, Inc. *                                1,390       42,951
Patterson Companies, Inc. *                                   2,575      197,142
Pediatrix Medical Group, Inc. *                                 400       21,940
Quest Diagnostics, Inc                                          200       17,644
Select Medical Corp                                             200        2,686
Sunrise Assisted Living, Inc. *                                 200        7,024
Tenet Healthcare Corp. *                                      8,180       88,262
UnitedHealth Group, Inc                                       7,744      571,043
VCA Antech, Inc. *                                            5,850      120,685
WellChoice, Inc. *                                              200        7,466
Wellpoint Health Networks, Inc. *                             2,100      220,689
                                                                      ----------
                                                                       3,572,571
                                                                      ----------
Pharmaceuticals 4.8%
Abbott Laboratories                                          14,550      616,338
Allergan, Inc                                                 4,120      298,906
Bristol-Myers Squibb Co                                       4,400      104,148
Elan Corp. plc, ADR *                                         9,600      224,640
Eli Lilly & Co                                                3,400      204,170
Endo Pharmaceuticals Holdings, Inc. *                        12,900      236,844
Eon Labs, Inc. *                                                200        4,340
Forest Laboratories, Inc. *                                     300       13,494
Johnson & Johnson                                            11,882      669,313
Medicis Pharmaceutical Corp., Class A                        16,180      631,667
Merck & Co., Inc                                             10,400      343,200
Novartis AG, ADR                                              4,822      225,043
Pfizer, Inc                                                  53,921    1,649,983
Teva Pharmaceutical Industries, Ltd., ADR                     3,476       90,202
Wyeth                                                         3,700      138,380
                                                                      ----------
                                                                       5,450,668
                                                                      ----------
INDUSTRIALS 11.6%
Aerospace & Defense 1.0%
Boeing Co                                                     2,100      108,402
General Dynamics Corp                                           300       30,630
Honeywell International, Inc                                  1,400       50,204
Northrop Grumman Corp                                           200       10,666
Precision Castparts Corp                                        200       12,010
Rockwell Collins, Inc                                        15,000      557,100
United Defense Industries, Inc. *                               300       11,997
United Technologies Corp                                      3,600      336,168
                                                                      ----------
                                                                       1,117,177
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Air Freight & Logistics 0.8%
CNF Transportation, Inc                                       6,200   $  254,138
Expeditors International of Washington, Inc                   6,080      314,336
J.B. Hunt Transport Services, Inc                               500       18,570
Ryder System, Inc                                               400       18,816
United Parcel Service, Inc., Class B                          3,650      277,108
                                                                      ----------
                                                                         882,968
                                                                      ----------
Airlines 0.7%
jetBlue Airways Corp. *                                      13,040      272,797
Southwest Airlines Co                                        40,500      551,610
                                                                      ----------
                                                                         824,407
                                                                      ----------
Building Products 0.4%
American Standard Companies, Inc. *                           3,580      139,298
Masco Corp                                                    7,600      262,428
                                                                      ----------
                                                                         401,726
                                                                      ----------
Commercial Services & Supplies 2.4%
Apollo Group, Inc., Class A *                                 3,300      242,121
Career Education Corp. *                                      5,150      146,415
Cendant Corp                                                    900       19,440
Corporate Executive Board Co                                  8,300      508,292
H&R Block, Inc                                                  200        9,884
Heidrick & Struggles International, Inc. *                    7,500      216,150
ITT Educational Services, Inc. *                                300       10,815
Manpower, Inc                                                 9,800      436,002
Monster Worldwide, Inc. *                                    20,850      513,744
R. R. Donnelley & Sons Co                                    14,000      438,480
Republic Services, Inc., Class A                                500       14,880
Robert Half International, Inc                                7,350      189,409
Waste Management, Inc                                           400       10,936
                                                                      ----------
                                                                       2,756,568
                                                                      ----------
Electrical Equipment 0.2%
Cooper Industries, Ltd., Class A                                200       11,800
Emerson Electric Co                                           1,100       68,079
Rockwell Automation, Inc                                      2,525       97,717
                                                                      ----------
                                                                         177,596
                                                                      ----------
Industrial Conglomerates 2.1%
3M Co                                                         4,100      327,877
Allete, Inc                                                   8,767      284,917
General Electric Co                                          46,199    1,551,362
Textron, Inc                                                    200       12,854
Tyco International, Ltd                                       6,975      213,854
                                                                      ----------
                                                                       2,390,864
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Machinery 2.7%
AGCO Corp. *                                                 27,600   $  624,312
Briggs & Stratton Corp                                          200       16,240
Caterpillar, Inc                                                500       40,225
Cummins, Inc                                                    200       14,778
Danaher Corp                                                  8,800      451,264
Deere & Co                                                      500       32,275
Dover Corp                                                      100        3,887
Eaton Corp                                                    2,400      152,184
Illinois Tool Works, Inc                                        200       18,634
Ingersoll-Rand Co., Ltd., Class A                             3,298      224,165
Joy Global, Inc                                              12,800      440,064
Oshkosh Truck Corp                                            5,400      308,124
Paccar, Inc                                                   6,700      463,104
Pall Corp                                                    10,300      252,144
Parker-Hannifin Corp                                            300       17,658
SPX Corp                                                        100        3,540
                                                                      ----------
                                                                       3,062,598
                                                                      ----------
Road & Rail 1.3%
Laidlaw International, Inc. *                                28,100      462,245
Norfolk Southern Corp                                        20,600      612,644
Werner Enterprises, Inc                                      22,000      424,820
                                                                      ----------
                                                                       1,499,709
                                                                      ----------
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc                                              100        5,765
                                                                      ----------
INFORMATION TECHNOLOGY 17.0%
Communications Equipment 4.0%
ADTRAN, Inc                                                     200        4,536
Avaya, Inc. *                                                15,806      220,336
Brocade Communications Systems, Inc. *                          600        3,390
Cisco Systems, Inc. *                                        61,276    1,109,096
Comverse Technology, Inc. *                                  35,140      661,686
Corning, Inc. *                                              15,600      172,848
F5 Networks, Inc. *                                           6,320      192,507
Harris Corp                                                   4,250      233,495
Juniper Networks, Inc. *                                     11,653      275,011
Lucent Technologies, Inc. *                                 128,600      407,662
Motorola, Inc                                                26,875      484,825
QUALCOMM, Inc                                                13,488      526,571
Research In Motion, Ltd. *                                    2,825      215,660
Scientific-Atlanta, Inc                                         900       23,328
                                                                      ----------
                                                                       4,530,951
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 1.8%
Apple Computer, Inc. *                                        1,400   $   54,250
Avid Technology, Inc. *                                       2,950      138,267
Dell, Inc. *                                                 11,500      409,400
Hewlett-Packard Co                                           14,100      264,375
International Business Machines Corp                          8,700      745,938
Lexmark International, Inc., Class A *                        4,500      378,045
NCR Corp. *                                                     300       14,877
Storage Technology Corp. *                                      600       15,156
Sun Microsystems, Inc. *                                      3,100       12,524
                                                                      ----------
                                                                       2,032,832
                                                                      ----------
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc. *                                    800       17,256
Amphenol Corp., Class A *                                       300       10,278
Arrow Electronics, Inc. *                                       500       11,290
Molex, Inc., Class A                                          1,275       33,545
Sanmina-SCI Corp. *                                           1,400        9,870
Tech Data Corp. *                                               200        7,710
Tektronix, Inc                                                  200        6,650
                                                                      ----------
                                                                          96,599
                                                                      ----------
Internet Software & Services 0.0%
EarthLink, Inc. *                                               400        4,120
United Online, Inc. *                                           800        7,696
                                                                      ----------
                                                                          11,816
                                                                      ----------
IT Services 0.9%
Acxiom Corp                                                     200        4,748
Alliance Data Systems Corp. *                                 5,800      235,248
Automatic Data Processing, Inc                                2,000       82,640
Ceridian Corp. *                                             12,070      222,209
CheckFree Corp. *                                               300        8,301
Computer Sciences Corp. *                                       200        9,420
Convergys Corp. *                                               900       12,087
DST Systems, Inc. *                                           8,000      355,760
                                                                      ----------
                                                                         930,413
                                                                      ----------
Semiconductors & Semiconductor Equipment 2.5%
Altera Corp. *                                               11,600      227,012
Analog Devices, Inc                                           5,825      225,894
Applied Materials, Inc. *                                     3,100       51,119
Atmel Corp. *                                                 2,800       10,136
Cree, Inc. *                                                    400       12,212
Integrated Circuit System, Inc. *                             9,410      202,315
Intel Corp                                                   29,600      593,776
Linear Technology Corp                                        4,030      146,047

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
Marvell Technology Group, Ltd. *                              7,480   $  195,452
Maxim Integrated Products, Inc                                1,975       83,523
Microchip Technology, Inc                                       800       21,472
National Semiconductor Corp. *                                1,500       23,235
Novellus Systems, Inc. *                                     13,870      368,803
PMC-Sierra, Inc. *                                           40,690      358,479
Texas Instruments, Inc                                        8,000      170,240
Xilinx, Inc                                                   5,200      140,400
                                                                      ----------
                                                                       2,830,115
                                                                      ----------
Software 7.7%
Adobe Systems, Inc                                              400       19,788
Amdocs, Ltd. *                                               21,720      474,147
Ascential Software Corp. *                                    6,360       85,669
Autodesk, Inc                                                   500       24,315
BEA Systems, Inc. *                                          89,500      618,445
BMC Software, Inc. *                                          1,100       17,391
Cadence Design Systems, Inc. *                               46,000      599,840
Citrix Systems, Inc. *                                       22,500      394,200
Computer Associates International, Inc                          800       21,040
Compuware Corp. *                                             1,100        5,665
Electronic Arts, Inc. *                                       9,596      441,320
Intuit, Inc. *                                               17,400      789,960
McAfee, Inc. *                                               15,320      307,932
Mercury Interactive Corp. *                                  11,500      401,120
Microsoft Corp                                               55,475    1,533,884
NAVTEQ Corp                                                   1,730       61,657
Oracle Corp. *                                              145,425    1,640,394
Red Hat, Inc. *                                              24,570      300,737
Siebel Systems, Inc. *                                          700        5,278
Sybase, Inc. *                                                1,300       17,927
Symantec Corp. *                                              7,920      434,650
Take-Two Interactive Software, Inc. *                           300        9,855
TIBCO Software, Inc. *                                        1,100        9,361
Veritas Software Corp. *                                     26,990      480,422
                                                                      ----------
                                                                       8,694,997
                                                                      ----------
MATERIALS 4.7%
Chemicals 1.4%
Air Products & Chemicals, Inc                                11,500      625,370
Cabot Corp                                                      100        3,857
Dow Chemical Co                                               1,900       85,842
DuPont                                                        1,200       51,360
Engelhard Corp                                                  200        5,670
Lyondell Chemical Co                                         12,500      280,750
Monsanto Co                                                   5,300      193,026

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
MATERIALS continued
Chemicals continued
OM Group, Inc. *                                                300   $   10,968
PPG Industries, Inc                                           5,800      355,424
Rohm & Haas Co                                                  100        4,297
                                                                      ----------
                                                                       1,616,564
                                                                      ----------
Construction Materials 0.0%
Eagle Materials, Inc., Class B                                  193       13,317
Vulcan Materials Co                                             100        5,095
                                                                      ----------
                                                                          18,412
                                                                      ----------
Containers & Packaging 0.6%
Ball Corp                                                     7,600      284,468
Packaging Corporation of America                             14,000      342,580
                                                                      ----------
                                                                         627,048
                                                                      ----------
Metals & Mining 2.1%
Alcoa, Inc                                                   16,800      564,312
Freeport-McMoRan Copper & Gold, Inc., Class B                 5,500      222,750
GrafTech International, Ltd. *                               49,200      686,340
Massey Energy Co                                              6,500      188,045
Nucor Corp                                                      400       36,548
Phelps Dodge Corp                                             6,745      620,742
                                                                      ----------
                                                                       2,318,737
                                                                      ----------
Paper & Forest Products 0.6%
Georgia-Pacific Corp                                          1,000       35,950
Louisiana-Pacific Corp                                        1,100       28,545
MeadWestvaco Corp                                            10,300      328,570
Weyerhaeuser Co                                               4,300      285,864
                                                                      ----------
                                                                         678,929
                                                                      ----------
TELECOMMUNICATION SERVICES 3.3%
Diversified Telecommunication Services 1.2%
ALLTEL Corp                                                     900       49,419
BellSouth Corp                                                7,600      206,112
CenturyTel, Inc                                                 400       13,696
Citizens Communications Co                                    3,200       42,848
Covad Communications Group, Inc                                 434          729
SBC Communications, Inc                                      14,700      381,465
Verizon Communications, Inc                                  16,275      640,910
                                                                      ----------
                                                                       1,335,179
                                                                      ----------
Wireless Telecommunications Services 2.1%
American Tower Systems Corp., Class A *                      40,610      623,363
AT&T Wireless Services, Inc. *                               13,800      203,964
Crown Castle International Corp. *                           35,070      521,842
Nextel Communications, Inc., Class A *                        3,500       83,440

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services continued
SpectraSite, Inc. *                                        10,940   $    508,710
Western Wireless Corp., Class A *                          15,000        385,650
                                                                    ------------
                                                                       2,326,969
                                                                    ------------
UTILITIES 1.2%
Electric Utilities 0.9%
American Electric Power Co., Inc                              200          6,392
Cinergy Corp                                                5,100        201,960
Edison International                                          900         23,859
Exelon Corp                                                 1,600         58,704
FirstEnergy Corp                                           10,000        410,800
FPL Group, Inc                                              5,000        341,600
Progress Energy, Inc                                        2,800            448
Wisconsin Energy Corp                                         100          3,190
                                                                    ------------
                                                                       1,046,953
                                                                    ------------
Multi-Utilities & Unregulated Power 0.3%
Aquila, Inc                                                59,400        185,328
Constellation Energy Group, Inc                               300         11,952
Duke Energy Corp                                            6,450        147,640
                                                                    ------------
                                                                         344,920
                                                                    ------------
   Total Common Stocks (cost $99,177,344)                            112,216,431
                                                                    ------------
SHORT-TERM INVESTMENTS 0.4%
MUTUAL FUND SHARES 0.4%
Evergreen Institutional U.S. Government Money
   Market Fund **
   (cost $403,209)                                        403,209        403,209
                                                                    ------------
Total Investments (cost $99,580,553) 100.0%                          112,619,640
Other Assets and Liabilities 0.0%                                         41,969
                                                                    ------------
Net Assets 100.0%                                                   $112,661,609
                                                                    ------------

*    Non-income producing security

** Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR    American Depository Receipt

REIT   Real Estate Investment Trust

The following table showsthe percent of total long-term investments by sector as of September 30, 2004:

Health Care              18.2%  Energy                         7.3%
Information Technology   17.0%  Consumer Staples               6.6%
Financials               15.6%  Materials                      4.7%
Consumer Discretionary   14.4%  Telecommunication Services     3.3%
Industrials              11.7%  Utilities                      1.2%
                                                             -----
                                                             100.0%
                                                             -----

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004

Assets
Investments in securities, at value (cost $99,580,553)             $112,619,640
Receivable for securities sold                                          772,916
Receivable for Fund shares sold                                          10,071
Dividends receivable                                                     88,291
Prepaid expenses and other assets                                         9,907
--------------------------------------------------------------------------------
   Total assets                                                     113,500,825
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                        485,552
Payable for Fund shares redeemed                                        303,313
Advisory fee payable                                                      1,108
Distribution Plan expenses payable                                        2,049
Due to other related parties                                              2,579
Accrued expenses and other liabilities                                   44,615
--------------------------------------------------------------------------------
   Total liabilities                                                    839,216
--------------------------------------------------------------------------------
Net assets                                                         $112,661,609
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                    $187,805,954
Undistributed net investment loss                                        (4,859)
Accumulated net realized losses on securities and foreign
   currency related transactions                                    (88,178,742)
Net unrealized gains on securities and foreign currency related
   transactions                                                      13,039,256
--------------------------------------------------------------------------------
Total net assets                                                   $112,661,609
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                         $ 52,556,082
   Class B                                                           55,185,678
   Class C                                                            4,117,805
   Class I                                                              802,044
--------------------------------------------------------------------------------
Total net assets                                                   $112,661,609
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                            6,607,199
   Class B                                                            7,248,488
   Class C                                                              541,674
   Class I                                                               99,335
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                         $       7.95
   Class A - Offering price (based on sales charge of 5.75%)       $       8.44
   Class B                                                         $       7.61
   Class C                                                         $       7.60
   Class I                                                         $       8.07
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2004

Investment income
Dividends (net of foreign withholding taxes of $1,513)              $ 1,418,972
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                            968,585
Distribution Plan expenses
   Class A                                                              174,442
   Class B                                                              618,387
   Class C                                                               48,222
Administrative services fee                                             125,707
Transfer agent fees                                                     733,622
Trustees' fees and expenses                                               5,004
Printing and postage expenses                                            50,820
Custodian and accounting fees                                            32,638
Registration and filing fees                                             41,456
Professional fees                                                        22,241
Other                                                                    15,070
--------------------------------------------------------------------------------
   Total expenses                                                     2,836,194
   Less: Expense reductions                                                (440)
         Fee waivers and expense reimbursements                        (180,393)
--------------------------------------------------------------------------------
   Net expenses                                                       2,655,361
--------------------------------------------------------------------------------
Net investment loss                                                  (1,236,389)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                        20,434,771
   Foreign currency related transactions                                   (825)
--------------------------------------------------------------------------------
Net realized gains on securities and foreign currency related
   transactions                                                      20,433,946
Net change in unrealized gains or losses on securities and
   foreign currency related transactions                             (2,961,337)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   foreign currency related transactions                             17,472,609
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $16,236,220
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year Ended September 30,
                                               -------------------------------------------------------
                                                          2004                        2003
------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                          $ (1,236,389)               $ (1,563,999)
Net realized gains or losses on securities
   and foreign currency related transactions                   20,433,946                  (6,933,342)
Net change in unrealized gains or losses
   on securities and foreign currency
   related transactions                                        (2,961,337)                 32,726,505
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                                  16,236,220                  24,229,164
------------------------------------------------------------------------------------------------------

                                                 Shares                       Shares
Capital share transactions
Proceeds from shares sold
   Class A                                        162,349       1,277,724      320,527      1,986,602
   Class B                                        225,276       1,703,612      425,076      2,567,987
   Class C                                         46,392         347,829       47,115        288,724
   Class I                                         60,329         484,973       60,744        402,152
------------------------------------------------------------------------------------------------------
                                                                3,814,138                   5,245,465
------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
   to Class A shares
   Class A                                        161,063       1,271,240      144,055        895,756
   Class B                                       (167,785)     (1,271,240)    (148,911)      (895,756)
------------------------------------------------------------------------------------------------------
                                                                        0                           0
------------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                     (1,982,349)    (15,574,191)  (2,280,583)   (14,134,466)
   Class B                                     (1,742,998)    (13,181,577)  (2,038,516)   (12,089,707)
   Class C                                       (240,858)     (1,837,188)    (393,599)    (2,389,364)
   Class I                                        (69,344)       (547,515)     (57,578)      (375,047)
------------------------------------------------------------------------------------------------------
                                                              (31,140,471)                (28,988,584)
------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from capital share transactions                            (27,326,333)                (23,743,119)
------------------------------------------------------------------------------------------------------
Total increase (decrease) in
   net assets                                                 (11,090,113)                    486,045
Net assets
Beginning of period                                           123,751,722                 123,265,677
------------------------------------------------------------------------------------------------------
End of period                                                $112,661,609                $123,751,722
------------------------------------------------------------------------------------------------------
Undistributed net investment loss                            $     (4,859)               $     (4,210)
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Masters Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge, but are still subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated

NOTES TO FINANCIAL STATEMENTS continued

in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.45% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee of 0.87% of the Fund's average daily net assets.

MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. are investment sub-advisors to the Fund. Subject to the supervision of EIMC, each investment sub-advisor manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies. Each investment sub-advisor is paid by EIMC for its services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

Prior to November 3, 2003, Marsico Capital Management, LLC also served as an investment sub-advisor to the Fund. EIMC currently manages the segment of the Fund's portfolio that Marsico Capital Management, LLC previously managed. The advisory fee paid to EIMC was unaffected by this change.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended September 30, 2004, EIMC waived its fee in the amount of $179,728 and reimbursed expenses relating to Class A shares in the amount of $665 which represents 0.14% of the Fund's average daily net assets and 0.00% of the average daily net assets of Class A shares, respectively. As of September 30, 2004 the Fund has $179,728 in advisory fee waivers subject to recoupment.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.58% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2004, the Fund paid brokerage commissions of $52,193 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2004, EIS received $850 from the sale of Class A shares and $49,409 and $134 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $124,814,943 and $151,413,186, respectively, for the year ended September 30, 2004.

On September 30, 2004, the aggregate cost of securities for federal income tax purposes was $101,088,723. The gross unrealized appreciation and depreciation on securities based on tax cost was $15,675,199 and $4,144,282, respectively, with a net unrealized appreciation of $11,530,917.

As of September 30, 2004, the Fund had $86,670,403 in capital loss carryovers for federal income tax purposes with $10,340,935 expiring in 2010 and $76,329,468 expiring in 2011.

For income tax purposes, currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2004, the Fund incurred and will elect to defer post-October currency losses of $669.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed    Unrealized    Capital Loss
Ordinary Loss   Appreciation     Carryover
-------------------------------------------
    $4,859       $11,530,917    $86,670,403
-------------------------------------------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended September 30, 2004 the Fund had no borrowings under this agreement.

11. LITIGATION

From time to time, the Fund and EIMC are involved in various legal actions in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal action that will have a material effect on the Fund's financial position and results of operations.

12. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus,
(ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Masters Fund, a series of Evergreen Equity Trust, as of September 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian. As to the securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Masters Fund, as of September 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

                                                               [GRAPHIC OMITTED]

Boston, Massachusetts
November 12, 2004

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                                                                              37

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38

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                                                                              39

TRUSTEES AND OFFICERS

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
Shirley L. Fulton               Principal occupations: Partner, Helms, Henderson
Trustee                         & Fulton, P.A. (law firm); Retired Senior
DOB: 1/10/1952                  Resident Superior Court Judge, 26th Judicial
Term of office since: 2004      District, Charlotte, NC
Other directorships: None
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College;
                                Former Chairman of the Board, Director, and
Other directorships: None       Executive Vice President, The London Harness
                                Company (leather goods purveyor); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
                                Series Fund; Former Chairman of the Board and
Other directorships: Trustee,   Chief Executive Officer, Carson Products Company
Phoenix Series Fund, Phoenix    (manufacturing); Director, Obagi Medical
Multi-Portfolio Fund, and The   Products Co.; Director, Lincoln Educational
Phoenix Big Edge Series Fund    Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden LLC (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
                                Services; Former Director, Mentor Income Fund,
Other directorships: None       Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued

Michael S. Scofield               Principal occupations: Attorney, Law Offices
Trustee                           of Michael S. Scofield; Former Director,
DOB: 2/20/1943                    Mentor Income Fund, Inc.; Former Trustee,
Term of office since: 1984        Mentor Funds and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
Richard J. Shima                  Principal occupations: Independent Consultant;
Trustee                           Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                    Joseph College (CT); Director, Hartford
Term of office since: 1993        Hospital; Trustee, Greater Hartford YMCA;
                                  Former Director, Enhance Financial Services,
Other directorships: None         Inc.; Former Director, Old State House
                                  Association; Former Director of CTG Resources,
                                  Inc. (natural gas); Former Director, Mentor
                                  Income Fund, Inc.; Former Trustee, Mentor
                                  Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA (2)       Principal occupations: Member and Former
Trustee                           President, North Carolina Securities Traders
DOB: 12/12/1937                   Association; Member, Financial Analysts
Term of office since: 1999        Society; Former Consultant to the Boards of
Other directorships: None         Trustees of the Evergreen funds; Former
                                  Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro (3)               Principal occupations: President and Chief
President                         Executive Officer, Evergreen Investment
DOB: 6/20/1945                    Company, Inc. and Executive Vice President,
Term of office since: 2003        Wachovia Bank, N.A.; former Chief Investment
                                  Officer, Evergreen Investment Company, Inc.
--------------------------------------------------------------------------------
Carol Kosel(4)                    Principal occupations: Senior Vice President,
Treasurer                         Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce (4)             Principal occupations: Senior Vice President
Secretary                         and General Counsel, Evergreen Investment
DOB: 4/20/1960                    Services, Inc.; Senior Vice President and
Term of office since: 2000        Assistant General Counsel, Wachovia
                                  Corporation
--------------------------------------------------------------------------------
James Angelos(4)                  Principal occupations: Chief Compliance
Chief Compliance Officer          Officer, Senior Vice President and Director of
DOB: 9/2/1947                     Compliance, Evergreen Investment Services,
Term of office since: 2004        Inc.
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4) The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

[GRAPHIC OMITTED]

563829 rv2 11/2004

                ANNUAL REPORT FOR EVERGREEN LARGE CAP EQUITY FUND

                               SEPTEMBER 30, 2004

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 5 PORTFOLIO MANAGER COMMENTARY
 6 ABOUT YOUR FUND'S EXPENSES
 7 FINANCIAL HIGHLIGHTS
12 SCHEDULE OF INVESTMENTS
19 STATEMENT OF ASSETS AND LIABILITIES
20 STATEMENT OF OPERATIONS
21 STATEMENTS OF CHANGES IN NET ASSETS
23 NOTES TO FINANCIAL STATEMENTS
30 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31 ADDITIONAL INFORMATION
32 TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling 800.343.2898, by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Information relating to how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Large Cap Equity Fund, which covers the twelve-month period ended September 30, 2004.

The investment period began on the heels of a dramatic turnaround in the equity markets. The war in Iraq and the changes in the tax laws had already been priced into the markets, and the previous upward momentum was likely susceptible to disappointment. At this juncture, our Investment Strategy Committee and our equity analysts had to make a determination: were the fundamentals supportive of continued growth in equities, or was the recent market action simply a technical move, justifying a reduction in equity allocations? After careful thought and spirited debate, we decided that the fundamentals were solid enough to support further gains in corporate profit growth, likely spurring on the equity markets further in the year ahead.

The passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003 was critical to our belief in the sustainability of the expansion. The addition of capital investment as a pillar of the economic recovery not only took the pressure off the U.S. consumer, but it also provided longer-term support for growth. Indeed, economic and profit growth remained solid for the balance of 2003 and into 2004. Gross Domestic Product (GDP) expanded in the range of 6% in the latter half of 2003, followed by 4% growth for the economy in the first quarter of the new-year. Strengthened balance sheets and improved operating leverage on corporate income

LETTER TO SHAREHOLDERS continued

statements enabled this economic growth to translate into solid earnings gains of approximately 20% through the first half of 2004. Given the backdrop of the lowest interest rates in four decades, the major market indexes managed to climb higher into the first quarter of 2004 on these fundamental strengths.

Yet these fundamentals were simply not enough to prolong the twelve-month gains in equities through March 2004. The combination of geopolitical tensions, negative news from Iraq, terrorist threats, uncertainty about the presidential election, and potentially tighter monetary policy managed to dampen market sentiment. In addition, surging energy prices raised concerns about inflation, corporate profits, and personal consumption. As a result, a volatile period within a tight trading range ensued for the balance of the investment period.

We remind investors that a condition of economic recoveries is the transition from surging growth to more normalized periods of average growth. This historically subtle transition was abundantly clear this summer as second quarter GDP growth moderated two full percentage points, to 3%, from the approximately 5% pace over the prior twelve months. Consequently, the pace of growth in corporate profits has also moderated in recent months.

In this environment, we continue to recommend a diversified approach for equity portfolios relative to style, market capitalization, and region. To combat the frequent bouts of uncertainty and the associated volatility, our equity teams maintain an intense focus on the disciplines of their investment strategies, emphasizing economic and corporate fundamentals. Though fear may periodically dominate

LETTER TO SHAREHOLDERS continued

market sentiment over the short-term, we remain confident in our approach emphasizing solid fundamentals for successful long-term investing.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/ AnnualUpdates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHICS OMMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FUND AT A GLANCE

as of September 30, 2004

MANAGEMENT TEAM

[GRAPHICS OMMITTED]

William E. Zieff
Global Structured
Products Team
Lead Manager

CURRENT INVESTMENT STYLE

[GRAPHICS OMMITTED]

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

PERFORMANCE AND RETURNS

Portfolio inception date: 2/28/1990

                            Class A     Class B     Class C     Class I     Class IS
Class inception date       2/28/1990   11/7/1997   6/30/1999   2/21/1995   6/30/2000
------------------------------------------------------------------------------------
Nasdaq symbol                EVSAX       EVSBX       EVSTX       EVSYX       EVSSX
------------------------------------------------------------------------------------
Average annual return*
------------------------------------------------------------------------------------
1-year with sales charge      7.57%       8.34%      12.27%        N/A         N/A
------------------------------------------------------------------------------------
1-year w/o sales charge      14.16%      13.34%      13.27%      14.40%      14.23%
------------------------------------------------------------------------------------
5-year                       -2.97%      -2.86%      -2.56%      -1.58%      -1.81%
------------------------------------------------------------------------------------
10-year                       8.43%       7.57%       8.64%       9.31%       9.08%
------------------------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Classes I and IS are not subject to sales charges. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C, I and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, I and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Classes I and IS would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

LONG-TERM GROWTH



                                                 Large Cap Equity Fund    S&P 500        CPI
                 9/30/1994                       $9,424                    $10,000        $10,000
                 9/30/1995                       $11,775                   $12,975        $10,254
                 9/30/1996                       $14,351                   $15,613        $10,562
                 9/30/1997                       $20,643                   $21,927        $10,790
                 9/30/1998                       $18,210                   $23,911        $10,950
                 9/30/1999                       $24,623                   $30,560        $11,238
                 9/30/2000                       $27,654                   $34,619        $11,627
                 9/30/2001                       $19,960                   $25,403        $11,934
                 9/30/2002                       $15,918                   $20,199        $12,115
                 9/30/2003                       $19,675                   $25,127        $12,396
                 9/30/2004                       $22,461                   $28,613        $   127



Comparison of a $10,000 investment in the Evergreen Large Cap Equity Fund Class A shares, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).



The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 14.16% for the twelve-month period ended September 30, 2004, excluding any applicable sales charges. During the same period, the Standard & Poor's 500 Index (S&P 500) returned 13.87%.

Equity values surged early in the 12-month period ended September 30, 2004, due to a favorable investment environment highlighted by robust economic growth, strong earnings gains, low interest rates, and mild inflation. The rapid economic activity was driven by both business investment in equipment, software, and inventories and personal consumption. The employment picture staged a turnaround as the economy began adding jobs after a sustained period of job losses and underemployment. Despite the evidence of a rapidly expanding economy, the improving labor market, and declining deflationary fears, the Federal Reserve maintained its highly stimulative monetary policy by leaving its benchmark short-term U.S. interest rate at 1%, a 45-year low for the first half of the fiscal year. While economic and corporate earnings growth remained strong and the employment situation continued to improve as we entered 2004, equities realized only modest gains in the subsequent months. In the latter months of the fiscal year, investors were concerned that increasing inflationary pressures resulting from surging raw materials and energy prices would force the Federal Reserve to raise interest rates. In fact, the Fed raised interest rates by one-quarter of one percent in June, and twice more-by the same amount-before the end of the fiscal year. Equity prices declined somewhat during the summer months as a result of a combination of the Fed's actions, a moderating economic and earnings environment, high energy prices, and continued geopolitical concerns.

The fund uses a diversified core strategy, combining both value and growth styles in selecting from an expanded large capitalization universe. The investment approach relies largely on bottom-up, quantitative analysis for security selection. Traditional fundamental analysis is used to ensure the quantitative measures are relevant and to include assessments of important factors that may be difficult to quantify. The strategy is built upon a strong risk-management discipline.

Overall, stock selection added positively to performance relative to the index during the period, led by selections within financials and consumer staples. The majority of outperformance in financials came from positive stock selection in banks, specifically the decisions to overweight Countrywide Financial and Sovereign Bank. Overweight positions in diversified financial companies, Bear Stearns Companies and Capital One Financial, also added positively. In the consumer staples sector, decisions to overweight CVS Corp. and Avon Products contributed most to the performance. In terms of sector allocation, the decision to moderately overweight materials added most to performance as the sector outperformed the broader market as raw materials prices soared.

Stock selection decisions in the information technology and telecommunications services sectors negatively affected performance. Within technology hardware & equipment, overweight positions in Sanmina-SCI Corp. and UTStarcom had the largest negative impact. Overweight positions in Texas Instruments and Xilinx detracted most from performance in the semiconductor industry. In the telecommunication services sector, an overweight position in AT&T contributed most to the underperformance in that sector. A slight underweight in energy stocks during the period detracted modestly from performance as the sector benefited from record high oil prices.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

All data is as of September 30, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004.

The example illustrates your fund's costs in two ways:

     o    Actual expenses

          The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses PaidDuring Period" to estimate the expenses you paid on your account during this period.

     o    Hypothetical example for comparison purposes

          The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account     Account      Expenses
                                               Value       Value     Paid During
                                              4/1/2004   9/30/2004     Period*
--------------------------------------------------------------------------------
Actual
Class A                                      $1,000.00   $  993.66      $5.58
Class B                                      $1,000.00   $  990.18      $9.06
Class C                                      $1,000.00   $  990.35      $9.06
Class I                                      $1,000.00   $  995.20      $4.09
Class IS                                     $1,000.00   $  994.63      $5.34
Hypothetical
(5% return before expenses)
Class A                                      $1,000.00   $1,019.40      $5.65
Class B                                      $1,000.00   $1,015.90      $9.17
Class C                                      $1,000.00   $1,015.90      $9.17
Class I                                      $1,000.00   $1,020.90      $4.14
Class IS                                     $1,000.00   $1,019.65      $5.40
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.12% for Class A, 1.82% for Class B, 1.82% for Class C, 0.82% for Class I and 1.07% for Class IS), multiplied by the average account value over the period, multiplied by 183 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                           Year Ended September 30,
                                              ----------------------------------------------------
CLASS A                                         2004    2003 (1)   2002 (1)   2001 (1)     2000
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 11.93   $  9.70    $ 12.23    $ 17.69    $ 20.06
--------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                     0.07      0.05       0.07       0.04      (0.01)
Net realized and unrealized gains or losses
   on securities and futures contracts           1.62      2.23      (2.53)     (4.81)      2.47
                                              ----------------------------------------------------
Total from investment operations                 1.69      2.28      (2.46)     (4.77)      2.46
--------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                           (0.06)    (0.05)     (0.07)     (0.04)         0
Net realized gains                                  0         0          0      (0.65)     (4.83)
                                              ----------------------------------------------------
Total distributions to shareholders             (0.06)    (0.05)     (0.07)     (0.69)     (4.83)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 13.56   $ 11.93    $  9.70    $ 12.23    $ 17.69
--------------------------------------------------------------------------------------------------
Total return (2)                                14.16%    23.61%    (20.25%)   (27.82%)    12.31%
--------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)         $51,209   $40,373    $35,214    $15,410    $22,908
Ratios to average net assets
   Expenses (3)                                  1.15%     1.12%      1.00%      0.96%      1.08%
   Net investment income (loss)                  0.47%     0.47%      0.60%      0.25%     (0.08%)
Portfolio turnover rate                            54%       49%        67%        54%        67%

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                            Year Ended September 30,
                                              ------------------------------------------------------
CLASS B                                         2004      2003 (1)    2002 (1)   2001 (1)    2000
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 11.48     $  9.36     $ 11.82    $ 17.21    $19.77
----------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                             (0.04)      (0.03)      (0.01)     (0.07)    (0.13)
Net realized and unrealized gains or losses
   on securities and futures contracts           1.57        2.15       (2.45)     (4.67)     2.40
                                              ------------------------------------------------------
Total from investment operations                 1.53        2.12       (2.46)     (4.74)     2.27
----------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                               0(2)        0(2)        0          0         0
Net realized gains                                  0           0           0      (0.65)    (4.83)
                                              ------------------------------------------------------
Total distributions to shareholders                 0           0           0      (0.65)    (4.83)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 13.01     $ 11.48     $  9.36    $ 11.82    $17.21
----------------------------------------------------------------------------------------------------
Total return (3)                                13.34%      22.68%     (20.81%)   (28.44%)   11.42%
----------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)         $11,177     $10,211     $11,221    $ 2,017    $2,704
Ratios to average net assets
   Expenses (4)                                  1.85%       1.85%       1.76%      1.73%     1.84%
  Net investment loss                           (0.24%)     (0.25%)     (0.13%)    (0.47%)   (0.84%)
Portfolio turnover rate                            54%         49%         67%        54%       67%

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Amount represents less than $0.005 per share.

(3)  Excluding applicable sales charges

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                   Year Ended September 30,
----------------------------------------------------------------------------------------------------------
CLASS C                                              2004(1)     2003(1)    2002(1)    2001(1)     2000
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.69      $ 9.53    $ 12.03    $ 17.50    $20.02
----------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                                    (0.03)      (0.02)     (0.01)     (0.08)    (0.12)
Net realized and unrealized gains or losses
   on securities and futures contracts                  1.58        2.18      (2.49)     (4.74)     2.43
                                                     -----------------------------------------------------
Total from investment operations                        1.55        2.16      (2.50)     (4.82)     2.31
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                      0(2)        0          0          0         0
Net realized gains                                         0           0          0      (0.65)    (4.83)
                                                     -----------------------------------------------------
Total distributions to shareholders                        0           0          0      (0.65)    (4.83)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $13.24      $11.69    $  9.53    $ 12.03    $17.50
----------------------------------------------------------------------------------------------------------
Total return(3)                                        13.27%      22.67%    (20.78%)   (28.42%)   11.49%
----------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)                 $2,518      $  460    $   504    $    88    $  409
Ratios to average net assets
   Expenses(4)                                          1.84%       1.85%      1.75%      1.72%     1.84%
   Net investment loss                                 (0.24%)     (0.21%)    (0.11%)    (0.54%)   (0.82%)
Portfolio turnover rate                                   54%         49%        67%        54%       67%

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Amount represents less than $0.005 per share.

(3)  Excluding applicable sales charges

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                      Year Ended September 30,
----------------------------------------------------------------------------------------------------------------
CLASS I(1)                                              2004       2003(2)    2002(2)     2001(2)       2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    11.99   $   9.74   $  12.28    $  17.78    $    20.11
----------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                      0.10       0.08       0.10        0.08          0.03
Net realized and unrealized gains or losses
   on securities and futures contracts                     1.62       2.25      (2.54)      (4.85)         2.48
                                                     -----------------------------------------------------------
Total from investment operations                           1.72       2.33      (2.44)      (4.77)         2.51
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                     (0.10)     (0.08)     (0.10)      (0.08)        (0.01)
Net realized gains                                            0          0          0       (0.65)        (4.83)
                                                     -----------------------------------------------------------
Total distributions to shareholders                       (0.10)     (0.08)     (0.10)      (0.73)        (4.84)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    13.61   $  11.99   $   9.74    $  12.28    $    17.78
----------------------------------------------------------------------------------------------------------------
Total return                                              14.40%     24.04%    (20.05%)    (27.72%)       12.62%
----------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)                $1,455,039   $528,160   $805,341    $843,929    $1,062,608
Ratios to average net assets
   Expenses(3)                                             0.84%      0.85%      0.74%       0.73%         0.81%
   Net investment income                                   0.76%      0.76%      0.83%       0.52%         0.24%
Portfolio turnover rate                                      54%        49%        67%         54%           67%

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                 Year Ended September 30,
---------------------------------------------------------------------------------------------------------
CLASS IS                                               2004    2003(1)   2002(1)    2001(1)    2000(2)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 11.93    $ 9.70   $ 12.23    $ 17.69    $19.83
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                   0.07      0.05      0.07       0.04      0.01
Net realized and unrealized gains or losses
   on securities and futures contracts                  1.63      2.24     (2.53)     (4.81)     0.34
                                                     ----------------------------------------------------
Total from investment operations                        1.70      2.29     (2.46)     (4.77)     0.35
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                  (0.06)    (0.06)    (0.07)     (0.04)        0
Net realized gains                                         0         0         0      (0.65)    (2.49)
                                                     ----------------------------------------------------
Total distributions to shareholders                    (0.06)    (0.06)    (0.07)     (0.69)    (2.49)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 13.57    $11.93   $  9.70    $ 12.23    $17.69
---------------------------------------------------------------------------------------------------------
Total return                                           14.23%    23.64%   (20.25%)   (27.85%)    1.56%
---------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (thousands)                $80,111    $  915   $   771    $   967    $1,435

Ratios to average net assets
   Expenses(3)                                          1.08%     1.10%     0.99%      0.98%     1.00%(4)
   Net investment income                                0.51%     0.49%     0.58%      0.27%     0.21%(4)
Portfolio turnover rate                                   54%       49%       67%        54%       67%

(1) Net investment income per share is based on average shares outstanding during the period.

(2) For the period from June 30, 2000 (commencement of class operations), to September 30, 2000.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2004

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS 98.8%
CONSUMER DISCRETIONARY 10.4%
Auto Components 0.7%
Johnson Controls, Inc.                                      93,761   $ 5,326,563
Lear Corp.                                                 109,443     5,959,171
                                                                     -----------
                                                                      11,285,734
                                                                     -----------
Hotels, Restaurants & Leisure 1.5%
Carnival Corp.                                             179,849     8,505,059
Darden Restaurants, Inc. (p)                               287,272     6,699,183
Yum! Brands, Inc.                                          209,755     8,528,639
                                                                     -----------
                                                                      23,732,881
                                                                     -----------
Household Durables 1.0%
Fortune Brands, Inc.                                       134,956     9,998,890
Whirlpool Corp. (p)                                        116,860     7,022,117
                                                                     -----------
                                                                      17,021,007
                                                                     -----------
Media 3.5%
Fox Entertainment Group, Inc., Class A * (p)               296,362     8,221,082
McGraw-Hill Companies, Inc.                                110,570     8,811,323
Time Warner, Inc. *                                      1,377,517    22,233,124
Walt Disney Co.                                            732,821    16,525,114
                                                                     -----------
                                                                      55,790,643
                                                                     -----------
Multi-line Retail 0.5%
Nordstrom, Inc.                                            215,104     8,225,577
                                                                     -----------
Specialty Retail 3.2%
Best Buy Co., Inc.                                         202,407    10,978,556
Home Depot, Inc.                                           540,858    21,201,634
Limited Brands, Inc. (p)                                   506,636    11,292,916
Michaels Stores, Inc. (p)                                  123,996     7,341,803
                                                                     -----------
                                                                      50,814,909
                                                                     -----------
CONSUMER STAPLES 10.9%
Beverages 2.0%
Coca-Cola Co.                                              412,013    16,501,121
Pepsi Bottling Group, Inc.                                 427,628    11,610,100
PepsiCo, Inc.                                               69,690     3,390,418
                                                                     -----------
                                                                      31,501,639
                                                                     -----------
Food & Staples Retailing 3.7%
Costco Wholesale Corp.                                     241,946    10,055,276
CVS Corp.                                                  346,584    14,601,584
SUPERVALU, Inc. (p)                                        240,410     6,623,295
Wal-Mart Stores, Inc.                                      523,789    27,865,575
                                                                     -----------
                                                                      59,145,730
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.6%
Archer-Daniels-Midland Co.                                813,600   $ 13,814,928
Hershey Foods Corp.                                       117,983      5,510,986
Tyson Foods, Inc., Class A (p)                            408,041      6,536,817
                                                                    ------------
                                                                      25,862,731
                                                                    ------------
Household Products 1.9%
Procter & Gamble Co.                                      547,783     29,646,016
                                                                    ------------
Personal Products 0.6%
Avon Products, Inc.                                                   10,330,626
                                                                    ------------
Tobacco 1.1%
Altria Group, Inc.                                        384,274     18,076,249
                                                                    ------------
ENERGY 7.2%
Oil & Gas 7.2%
Anadarko Petroleum Corp. (p)                              177,737     11,794,627
Apache Corp.                                               88,416      4,430,526
ChevronTexaco Corp.                                       363,950     19,522,278
ConocoPhillips                                            222,220     18,410,927
Exxon Mobil Corp.                                         755,020     36,490,117
Marathon Oil Corp.                                        295,377     12,193,162
Valero Energy Corp. (p)                                   144,796     11,614,087
                                                                    ------------
                                                                     114,455,724
                                                                    ------------
FINANCIALS 20.6%
Capital Markets 2.9%
Bear Stearns Companies, Inc.                               87,217      8,387,659
Goldman Sachs Group, Inc.                                 144,455     13,468,984
Lehman Brothers Holdings, Inc.                            127,319     10,149,871
Merrill Lynch & Co., Inc.                                 147,896      7,353,389
Morgan Stanley                                            141,343      6,968,210
                                                                    ------------
                                                                      46,328,113
                                                                    ------------
Commercial Banks 5.0%
Bank of America Corp.                                     894,810     38,772,117
National City Corp.                                       392,191     15,146,416
SunTrust Banks, Inc.                                      100,872      7,102,398
U.S. BanCorp.                                             497,099     14,366,161
Wells Fargo & Co.                                          79,911      4,765,093
                                                                    ------------
                                                                      80,152,185
                                                                    ------------
Consumer Finance 0.6%
Capital One Financial Corp.                               130,436      9,639,220
                                                                    ------------
Diversified Financial Services 4.6%
CIT Group, Inc.                                           198,768      7,431,935
Citigroup, Inc.                                           960,598     42,381,584
JPMorgan Chase & Co.                                      583,716     23,191,037
                                                                    ------------
                                                                      73,004,556
                                                                    ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                          Shares        Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Insurance 4.8%
ACE, Ltd.                                                 252,982   $ 10,134,459
Allstate Corp.                                            280,603     13,466,138
American International Group, Inc.                        305,863     20,795,625
Chubb Corp.                                               136,234      9,574,526
Loews Corp.                                               137,825      8,062,762
MetLife, Inc.                                             388,609     15,019,738
                                                                    ------------
                                                                      77,053,248
                                                                    ------------
Real Estate 0.3%
Equity Office Properties Trust REIT                       197,682      5,386,835
                                                                    ------------
Thrifts & Mortgage Finance 2.4%
Countrywide Financial Corp.                               362,441     14,276,551
Fannie Mae                                                147,672      9,362,405
Golden West Financial Corp.                               101,508     11,262,312
MGIC Investment Corp. (p)                                  59,780      3,978,359
                                                                    ------------
                                                                      38,879,627
                                                                    ------------
HEALTH CARE 13.1%
Biotechnology 1.3%
Amgen, Inc. *                                             189,856     10,761,038
Genzyme Corp. *                                           181,205      9,859,364
                                                                    ------------
                                                                      20,620,402
                                                                    ------------
Health Care Equipment & Supplies 1.4%
Bausch & Lomb, Inc. (p)                                   104,034      6,913,059
Becton Dickinson & Co.                                    168,826      8,728,304
Fisher Scientific International, Inc. *                   123,451      7,200,897
                                                                    ------------
                                                                      22,842,260
                                                                    ------------
Health Care Providers & Services 2.8%
Aetna, Inc.                                               179,765     17,963,916
Anthem, Inc. * (p)                                         57,199      4,990,613
CIGNA Corp.                                               194,122     13,516,715
Medco Health Solutions, Inc. *                            274,868      8,493,421
                                                                    ------------
                                                                      44,964,665
                                                                    ------------
Pharmaceuticals 7.6%
Bristol-Myers Squibb Co.                                  367,203      8,691,695
Johnson & Johnson                                         711,542     40,081,161
Merck & Co., Inc.                                         318,939     10,524,987
Pfizer, Inc.                                            1,442,948     44,154,209
Watson Pharmaceuticals, Inc. *                            152,413      4,490,087
Wyeth                                                     366,070     13,691,018
                                                                    ------------
                                                                     121,633,157
                                                                    ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS 11.7%
Aerospace & Defense 1.4%
L-3 Communications Holdings, Inc. (p)                      138,050   $ 9,249,350
Northrop Grumman Corp.                                     240,059    12,802,346
                                                                     -----------
                                                                      22,051,696
                                                                     -----------
Air Freight & Logistics 1.6%
FedEx Corp.                                                168,086    14,403,289
Ryder System, Inc. (p)                                     227,085    10,682,079
                                                                     -----------
                                                                      25,085,368
                                                                     -----------
Building Products 1.1%
American Standard Companies, Inc. *                        166,763     6,488,748
Masco Corp.                                                321,236    11,092,279
                                                                     -----------
                                                                      17,581,027
                                                                     -----------
Commercial Services & Supplies 0.7%
Cendant Corp.                                              547,360    11,822,976
                                                                     -----------
Industrial Conglomerates 3.3%
General Electric Co.                                     1,152,768    38,709,950
Tyco International, Ltd.                                   438,602    13,447,537
                                                                     -----------
                                                                      52,157,487
                                                                     -----------
Machinery 3.2%
Caterpillar, Inc.                                          216,562    17,422,413
Cummins, Inc.                                               55,248     4,082,275
Eaton Corp.                                                184,469    11,697,179
Paccar, Inc.                                               223,553    15,451,983
SPX Corp. (p)                                               89,720     3,176,088
                                                                     -----------
                                                                      51,829,938
                                                                     -----------
Road & Rail 0.4%
Burlington Northern Santa Fe Corp.                         158,073     6,055,777
                                                                     -----------
INFORMATION TECHNOLOGY 15.6%
Communications Equipment 2.5%
Cisco Systems, Inc. *                                      975,963    17,664,930
Motorola, Inc.                                             469,627     8,472,071
QUALCOMM, Inc.                                             338,339    13,208,755
                                                                     -----------
                                                                      39,345,756
                                                                     -----------
Computers & Peripherals 3.4%
Dell, Inc. *                                               309,525    11,019,090
EMC Corp. *                                                102,132     1,178,603
Hewlett-Packard Co. (p)                                    394,479     7,396,481
International Business Machines Corp.                      286,181    24,537,159
Lexmark International, Inc., Class A *                      36,558     3,071,238
NCR Corp. *                                                 54,916     2,723,284
SanDisk Corp. * (p)                                        156,188     4,548,195
                                                                     -----------
                                                                      54,474,050
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 0.5%
Agilent Technologies, Inc. *                               119,835   $ 2,584,841
Jabil Circuit, Inc. *                                      131,706     3,029,238
Sanmina-SCI Corp. * (p)                                    395,030     2,784,961
                                                                     -----------
                                                                       8,399,040
                                                                     -----------
Internet Software & Services 0.2%
Yahoo!, Inc. *                                              76,805     2,604,458
                                                                     -----------
IT Services 1.0%
Affiliated Computer Services, Inc., Class A *              111,288     6,195,403
Computer Sciences Corp. *                                  118,362     5,574,850
Fiserv, Inc. *                                             139,008     4,845,819
                                                                     -----------
                                                                      16,616,072
                                                                     -----------
Office Electronics 0.3%
Xerox Corp. * (p)                                          322,489     4,540,645
                                                                     -----------
Semiconductors & Semiconductor Equipment 2.8%
Advanced Micro Devices, Inc. * (p)                         210,193     2,732,509
Analog Devices, Inc.                                        53,798     2,086,287
Applied Materials, Inc. *                                  214,780     3,541,722
Intel Corp.                                                965,612    19,370,177
Maxim Integrated Products, Inc.                             89,497     3,784,828
National Semiconductor Corp. * (p)                         229,800     3,559,602
Teradyne, Inc. *                                           134,725     1,805,315
Texas Instruments, Inc.                                    383,893     8,169,243
                                                                     -----------
                                                                      45,049,683
                                                                     -----------
Software 4.9%
Adobe Systems, Inc.                                        127,978     6,331,072
Electronic Arts, Inc. *                                    182,090     8,374,319
Microsoft Corp.                                          1,658,676    45,862,391
Oracle Corp. *                                             860,375     9,705,030
Symantec Corp. *                                           138,885     7,622,009
                                                                     -----------
                                                                      77,894,821
                                                                     -----------
MATERIALS 3.5%
Chemicals 0.6%
Eastman Chemical Co.                                       195,796     9,310,100
                                                                     -----------
Containers & Packaging 1.3%
Ball Corp.                                                 324,941    12,162,542
Temple-Inland, Inc.                                        121,335     8,147,645
                                                                     -----------
                                                                      20,310,187
                                                                     -----------
Metals & Mining 0.8%
Nucor Corp. (p)                                            140,340    12,822,866
                                                                     -----------
Paper & Forest Products 0.8%
Georgia-Pacific Corp.                                      357,959    12,868,626
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                         Shares        Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
TELECOMMUNICATION SERVICES 3.1%
Diversified Telecommunication Services 3.1%
AT&T Corp.                                              121,835   $    1,744,677
BellSouth Corp.                                         215,542        5,845,499
CenturyTel, Inc. (p)                                    198,052        6,781,301
SBC Communications, Inc.                                264,962        6,875,764
Sprint Corp.                                            198,021        3,986,163
Verizon Communications, Inc.                            634,906       25,002,598
                                                                  --------------
                                                                      50,236,002
                                                                  --------------
UTILITIES 2.7%
Electric Utilities 1.9%
American Electric Power Co., Inc. (p)                   180,932        5,782,587
CenterPoint Energy, Inc. (p)                            940,335        9,741,871
Edison International (p)                                282,833        7,497,903
TXU Corp.                                               156,185        7,484,385
                                                                  --------------
                                                                      30,506,746
                                                                  --------------
Gas Utilities 0.4%
NiSource, Inc.                                          276,122        5,801,323
                                                                  --------------
Multi-Utilities & Unregulated Power 0.4%
Sempra Energy                                           188,617        6,826,049
                                                                  --------------
   Total Common Stocks (cost $1,173,400,517)                       1,580,584,427
                                                                  --------------

--------------------------------------------------------------------------------
                                                           Principal
                                                             Amount      Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 5.2%
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bills 1.63%, 12/16/2004 f+                  $1,500,000   1,494,838
                                                                       ---------

--------------------------------------------------------------------------------
                                                      Shares          Value
--------------------------------------------------------------------------------
MUTUAL FUND SHARES 5.1%
Evergreen Institutional Money Market Fund **         1,918,747        1,918,747
Navigator Prime Portfolio (pp)                      80,507,439       80,507,439
                                                                 --------------
                                                                     82,426,186
                                                                 --------------
   Total Short-Term Investments (cost $83,921,024)                   83,921,024
                                                                 --------------
Total Investments (cost $1,257,321,541) 104.0%                    1,664,505,451
Other Assets and Liabilities (4.0%)                                 (64,453,251)
                                                                 --------------
Net Assets 100.0%                                                $1,600,052,200
                                                                 --------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

(p)  All or a portion of this security is on loan.

*    Non-income producing security

f All or a portion of the principal amount of this security was pledged to cover the initial margin requirements for open futures contracts.

+    Rate shown represents the yield to maturity at date of purchase.

** Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(pp) Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

REIT   Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of September 30, 2004:

Financials                    20.9%
Information Technology        15.8%
Health Care                   13.3%
Industrials                   11.8%
Consumer Staples              11.0%
Consumer Discretionary        10.6%
Energy                         7.2%
Materials                      3.5%
Telecommunication Services     3.2%
Utilities                      2.7%
                             -----
                             100.0%
                             -----

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004

--------------------------------------------------------------------------------
Assets
Investments in securities, at value (cost $1,257,321,541)
   including $79,440,611 of securities loaned                    $1,664,505,451
Receivable for securities sold                                       44,592,189
Receivable for Fund shares sold                                         244,893
Dividends receivable                                                  1,750,971
Receivable for securities lending income                                    701
Prepaid expenses and other assets                                        29,577
--------------------------------------------------------------------------------
   Total assets                                                   1,711,123,782
--------------------------------------------------------------------------------
Liabilities
Dividends payable                                                       935,942
Payable for securities purchased                                     27,362,561
Payable for Fund shares redeemed                                      1,862,482
Payable for securities on loan                                       80,507,439
Payable for daily variation margin on open futures contracts              5,421
Advisory fee payable                                                     27,284
Distribution Plan expenses payable                                        1,342
Due to other related parties                                              5,205
Accrued expenses and other liabilities                                  363,906
--------------------------------------------------------------------------------
   Total liabilities                                                111,071,582
--------------------------------------------------------------------------------
Net assets                                                       $1,600,052,200
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                  $1,467,739,334
Overdistributed net investment income                                  (228,520)
Accumulated net realized losses on securities and futures
   contracts                                                       (274,709,895)
Net unrealized gains on securities and futures contracts            407,251,281
--------------------------------------------------------------------------------
Total net assets                                                 $1,600,052,200
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                       $   51,208,533
   Class B                                                           11,176,549
   Class C                                                            2,517,590
   Class I                                                        1,455,038,826
   Class IS                                                          80,110,702
--------------------------------------------------------------------------------
Total net assets                                                 $1,600,052,200
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                            3,775,470
   Class B                                                              858,967
   Class C                                                              190,115
   Class I                                                          106,887,504
   Class IS                                                           5,905,044
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                       $        13.56
   Class A - Offering price (based on sales charge of 5.75%)     $        14.39
   Class B                                                       $        13.01
   Class C                                                       $        13.24
   Class I                                                       $        13.61
   Class IS                                                      $        13.57
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2004

--------------------------------------------------------------------------------
Investment income
Dividends                                                          $ 25,019,232
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                         10,194,005
Distribution Plan expenses
   Class A                                                              149,074
   Class B                                                              130,963
   Class C                                                               23,023
   Class IS                                                             184,824
Administrative services fee                                           1,559,483
Transfer agent fees                                                     603,681
Trustees' fees and expenses                                             148,180
Printing and postage expenses                                            93,006
Custodian and accounting fees                                           405,354
Registration and filing fees                                            113,056
Professional fees                                                        29,961
Interest expense                                                          2,602
Other                                                                   202,282
--------------------------------------------------------------------------------
   Total expenses                                                    13,839,494
   Less: Expense reductions                                              (5,024)
         Fee waivers and expense reimbursements                        (254,826)
--------------------------------------------------------------------------------
   Net expenses                                                      13,579,644
--------------------------------------------------------------------------------
Net investment income                                                11,439,588
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
securities and futures contracts
Net realized gains on:
   Securities                                                       199,539,537
   Futures contracts                                                    283,328
--------------------------------------------------------------------------------
Net realized gains on securities and futures contracts              199,822,865
Net change in unrealized gains or losses on securities and
futures contracts                                                   (41,948,456)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
futures contracts                                                   157,874,409
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $169,313,997
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                           Year Ended September 30,
                                          -----------------------------------------------------------
                                                      2004                           2003
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $   11,439,588                 $   4,832,536
Net realized gains or losses on
   securities and futures contracts                        199,822,865                   (53,388,501)
Net change in unrealized gains or
   losses on securities and futures
   contracts                                               (41,948,456)                  201,028,245
-----------------------------------------------------------------------------------------------------
Net increase in net assets
   resulting from operations                               169,313,997                   152,472,280
----------------------------------------------------------------------------------------------------
Distributions to shareholders
   from
Net investment income
   Class A                                                    (216,657)                     (191,121)
   Class B                                                      (1,636)                       (2,282)
   Class C                                                        (288)                            0
   Class I                                                 (10,958,480)                   (4,563,183)
   Class IS                                                   (383,210)                       (4,554)
-----------------------------------------------------------------------------------------------------
   Total distributions to shareholders                     (11,560,271)                   (4,761,140)
-----------------------------------------------------------------------------------------------------

                                             Shares                         Shares
Capital share transactions
Proceeds from shares sold
   Class A                                  1,514,500       20,294,321     1,340,853      14,359,135
   Class B                                    100,616        1,292,326        41,906         446,604
   Class C                                     47,386          622,093       172,301       1,729,352
   Class I                                  8,113,548      108,542,969     5,210,273      56,327,029
   Class IS                                   103,095        1,376,467             0               0
-----------------------------------------------------------------------------------------------------
                                                           132,128,176                    72,862,120
-----------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                     14,641          195,870        16,555         179,604
   Class B                                        116            1,500           221           2,212
   Class C                                         18              241             0               0
   Class I                                    128,551        1,724,131       137,395       1,505,242
   Class IS                                    23,457          315,559           415           4,527
-----------------------------------------------------------------------------------------------------
                                                             2,237,301                     1,691,585
-----------------------------------------------------------------------------------------------------
Automatic conversion of Class B
   shares to Class A shares
   Class A                                    284,710        3,788,174       111,024       1,187,229
   Class B                                   (296,543)      (3,788,174)     (115,248)     (1,187,229)
-----------------------------------------------------------------------------------------------------
                                                                     0                             0
-----------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                 (1,629,225)     (21,823,724)   (1,715,303)    (18,490,611)
   Class B                                   (307,628)      (3,930,653)     (236,829)     (2,415,354)
   Class C                                    (79,653)      (1,044,964)     (185,816)     (1,932,034)
   Class I                                (38,536,219)    (519,410,280)  (43,941,253)   (472,321,188)
   Class IS                                (2,098,458)     (28,164,714)       (3,164)        (36,423)
-----------------------------------------------------------------------------------------------------
                                                          (574,374,335)                 (495,195,610)
-----------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   acquisition
   Class A                                    207,685        2,647,485             0               0
   Class B                                    473,118        5,799,909             0               0
   Class C                                    183,004        2,283,228             0               0
   Class I                                 93,116,546    1,191,947,205             0               0
   Class IS                                 7,800,217       99,509,700             0               0
-----------------------------------------------------------------------------------------------------
                                                         1,302,187,527                             0
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

                                                     Year Ended September 30,
                                                 -------------------------------
                                                      2004             2003
--------------------------------------------------------------------------------
Capital share transactions
   (continued)
Net increase (decrease) in net assets
   resulting from capital share
   transactions                                  $  862,178,669   $(420,641,905)
--------------------------------------------------------------------------------
Total increase (decrease) in net assets           1,019,932,395    (272,930,765)
Net assets
Beginning of period                                 580,119,805     853,050,570
--------------------------------------------------------------------------------
End of period                                    $1,600,052,200   $ 580,119,805
--------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income                             $     (228,520)  $      49,023
--------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Large Cap Equity Fund (the "Fund") (formerly, Evergreen Stock Selector
Fund) is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, Institutional ("Class I") and Institutional Service ("Class IS") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imper-

NOTES TO FINANCIAL STATEMENTS continued

fect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of acquisitions and certain distributions received from real estate investment trusts.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.45% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee of 0.66% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended September 30, 2004, EIMC waived its fee in the amount of $254,073 and reimbursed expenses relating to Class A shares in the amount of $753 which represents 0.02% of the Fund's average daily net assets and 0.00% of the average daily net assets of Class A shares, respectively. As of September 30, 2004 the Fund had $633,012 in advisory fee waivers subject to recoupment.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.04% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2004, the Fund paid brokerage commissions of $47,606 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2004, EIS received $1,717 from the sale of Class A shares and $5,929 in contingent deferred sales charges from redemptions of Class B shares.

NOTES TO FINANCIAL STATEMENTS continued

5. ACQUISITION

Effective at the close of business on December 5, 2003, the Fund acquired the net assets of Evergreen Core Equity Fund in a tax-free exchange for Class A, Class B, Class C, Class I and Class IS shares of the Fund. Shares were issued to Class A, Class B, Class C, Class I and Class IS shares of Evergreen Core Equity Fund at an exchange ratio of 4.54, 4.72, 4.64, 4.52 and 4.20 for Class A, Class B, Class C, Class I and Class IS shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $306,963,595. The aggregate net assets of the Fund and Evergreen Core Equity Fund immediately prior to the acquisition were $599,467,930 and $1,302,187,527, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,901,655,457.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $805,690,100 and $1,248,782,797, respectively, for the year ended September 30, 2004.

At September 30, 2004, the Fund had open futures contracts outstanding as follows:

                                     Initial
                                     Contract         Value at        Unrealized
  Expiration        Contracts         Amount     September 30, 2004      Gain
--------------------------------------------------------------------------------
December 2004   79 S&P 500 Index   $21,951,904       $22,019,275        $67,371
--------------------------------------------------------------------------------

During the year ended September 30, 2004, the Fund loaned securities to certain brokers. At September 30, 2004, the value of securities on loan and the value of collateral amounted to $79,440,611 and $80,507,439, respectively. During the year ended September 30, 2004, the Fund earned $47,377 in income from securities lending which is included in dividend income on the Statement of Operations.

On September 30, 2004, the aggregate cost of securities for federal income tax purposes was $1,259,682,345. The gross unrealized appreciation and depreciation on securities based on tax cost was $429,840,145 and $25,017,039, respectively, with a net unrealized appreciation of $404,823,106.

As of September 30, 2004, the Fund had $272,281,720 in capital loss carryovers for federal income tax purposes expiring as follows:

                      Expiration
------------------------------------------------------
    2008          2009          2010          2011
------------------------------------------------------
$12,175,701   $75,281,960   $65,124,485   $119,699,574
------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

Overdistributed    Unrealized    Capital Loss
Ordinary Income   Appreciation     Carryover
---------------------------------------------
    $228,520      $404,823,106   $272,281,720
---------------------------------------------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $11,560,271 and $4,761,140 of ordinary income for the years ended September 30, 2004 and September 30, 2003, respectively.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended September 30, 2004, the Fund had average borrowings outstanding of $166,909 at an average rate of 1.56% and paid interest of $2,602.

NOTES TO FINANCIAL STATEMENTS continued

12. SUBSEQUENT DISTRIBUTIONS

On October 29, 2004, the Fund declared distributions from net investment income to shareholders of record on October 28, 2004. The per share amounts payable on November 1, 2004 are as follows:

           Net Investment
               Income
-------------------------
Class A        $0.0041
Class I         0.0073
Class IS        0.0046
-------------------------

These distributions are not reflected in the accompanying financial statements.

13. LITIGATION

From time to time, the Fund and EIMC are involved in various legal actions in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal action that will have material effect on the Fund's financial position and results of operations.

14. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus,
(ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC

NOTES TO FINANCIAL STATEMENTS continued

calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Large Cap Equity Fund (formerly Evergreen Stock Selector Fund), a series of Evergreen Equity Trust, as of September 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian. As to the securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Large Cap Equity Fund, as of September 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                                               [GRAPHIC OMITTED]

Boston, Massachusetts
November 12, 2004

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2004 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2004, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.

TRUSTEES AND OFFICERS

TRUSTEES(1)

Charles A. Austin III        Principal occupations: Investment Counselor, Anchor
Trustee                      Capital Advisors, Inc. (investment advice);
DOB: 10/23/1934              Director, The Andover Companies (insurance);
Term of office since: 1991   Trustee, Arthritis Foundation of New England;
                             Director, The Francis Ouimet Society; Former
Other directorships: None    Director, Health Development Corp. (fitness-
                             wellness centers); Former Director, Mentor Income
                             Fund, Inc.; Former Trustee, Mentor Funds and Cash
                             Resource Trust; Former Investment Counselor,
                             Appleton Partners, Inc. (investment advice);
                             Former Director, Executive Vice President and
                             Treasurer, State Street Research & Management
                             Company (investment advice)
--------------------------------------------------------------------------------
Shirley L. Fulton            Principal occupations: Partner, Helms, Henderson &
Trustee                      Fulton, P.A. (law firm); Retired Senior Resident
DOB: 1/10/1952               Superior Court Judge, 26th Judicial District,
Term of office since: 2004   Charlotte, NC
Other directorships: None
--------------------------------------------------------------------------------
K. Dun Gifford               Principal occupations: Chairman and President,
Trustee                      Oldways Preservation and Exchange Trust
DOB: 10/23/1938              (education); Trustee, Treasurer and Chairman of
Term of office since: 1974   the Finance Committee, Cambridge College; Former
                             Chairman of the Board, Director, and Executive
Other directorships: None    Vice President, The London Harness Company
                             (leather goods purveyor); Former Director, Mentor
                             Income Fund, Inc.; Former Trustee, Mentor Funds
                             and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.         Principal occupations: Partner, Stonington
Trustee                      Partners, Inc. (private investment firm); Trustee
DOB: 2/14/1939               of Phoenix Series Fund, Phoenix Multi-Portfolio
Term of office since: 1983   Fund, and The Phoenix Big Edge Series Fund; Former
                             Chairman of the Board and Chief Executive Officer,
Other directorships:         Carson Products Company (manufacturing); Director,
Trustee, Phoenix Series      Obagi Medical Products Co.; Director, Lincoln
Fund, Phoenix                Educational Services; Director, Diversapack Co.;
Multi-Portfolio Fund, and    Former President, Morehouse College; Former
The Phoenix Big Edge         Director, Mentor Income Fund, Inc.; Former Trustee,
Series Fund                  Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell          Principal occupations: Manager of Commercial
Trustee                      Operations, SMI STEEL Co. - South Carolina (steel
DOB: 7/14/1939               producer); Former Sales and Marketing Management,
Term of office since: 1988   Nucor Steel Company; Former Director, Mentor Income
Other directorships: None    Fund, Inc.; Former Trustee, Mentor Funds and Cash
                             Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit          Principal occupations: Partner and Vice President,
Trustee                      Kellam & Pettit, P.A. (law firm); Former Director,
DOB: 8/26/1955               Mentor Income Fund, Inc.; Former Trustee, Mentor
Term of office since: 1984   Funds and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
David M. Richardson          Principal occupations: President, Richardson,
Trustee                      Runden LLC (executive recruitment business
DOB: 9/19/1941               development/consulting company); Consultant,
Term of office since: 1982   Kennedy Information, Inc. (executive recruitment
                             information and research company); Consultant, AESC
Other directorships: None    (The Association of Retained Executive Search
                             Consultants); Trustee, NDI Technologies, LLP
                             (communications); Director, J&M Cumming Paper Co.
                             (paper merchandising); Former Vice Chairman, DHR
                             International, Inc. (executive recruitment); Former
                             Director, Mentor Income Fund, Inc.; Former Trustee,
                             Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III    Principal occupations: President/CEO, AccessOne
Trustee                      MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                Resource Associates, Inc.; Former Medical Director,
Term of office since: 1984   U.S. Health Care/Aetna Health Services; Former
Other directorships: None    Director, Mentor Income Fund, Inc.; Former Trustee,
                             Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued

Michael S. Scofield          Principal occupations: Attorney, Law Offices of
Trustee                      Michael S. Scofield; Former Director, Mentor Income
DOB: 2/20/1943               Fund, Inc.; Former Trustee, Mentor Funds and Cash
Term of office since: 1984   Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
Richard J. Shima             Principal occupations: Independent Consultant;
Trustee                      Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939               Joseph College (CT); Director, Hartford Hospital;
Term of office since: 1993   Trustee, Greater Hartford YMCA; Former Director,
                             Enhance Financial Services, Inc.; Former Director,
Other directorships: None    Old State House Association; Former Director of CTG
                             Resources, Inc. (natural gas); Former Director,
                             Mentor Income Fund, Inc.; Former Trustee, Mentor
                             Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)   Principal occupations: Member and Former President,
Trustee                      North Carolina Securities Traders Association;
DOB: 12/12/1937              Member, Financial Analysts Society; Former
Term of office since: 1999   Consultant to the Boards of Trustees of the
                             Evergreen funds; Former Trustee, Mentor Funds and
Other directorships: None    Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)           Principal occupations: President and Chief
President                    Executive Officer, Evergreen Investment Company,
DOB: 6/20/1945               Inc. and Executive Vice President, Wachovia Bank,
Term of office since: 2003   N.A.; former Chief Investment Officer, Evergreen
                             Investment Company, Inc.
--------------------------------------------------------------------------------
Carol Kosel(4)               Principal occupations: Senior Vice President,
Treasurer                    Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)         Principal occupations: Senior Vice President and
Secretary                    General Counsel, Evergreen Investment Services,
DOB: 4/20/1960               Inc.; Senior Vice President and Assistant General
Term of office since: 2000   Counsel, Wachovia Corporation
--------------------------------------------------------------------------------
James Angelos(4)             Principal occupations: Chief Compliance Officer,
Chief Compliance Officer     Senior Vice President and Director of Compliance,
DOB: 9/2/1947                Evergreen Investment Services, Inc.
Term of office since: 2004
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

571532 11/2004

                             EVERGREEN EQUITY TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 filed on July 29, 2003, Registration No. 333-37453.

2. Amended and Restated Bylaws. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 70 filed on July 29, 2004, Registration No. 333-37453.

7(a) Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 70 filed on July 29, 2004, Registration No. 333-37453.

7(b) Specimen Copy of Dealer Agreement and Amendment to Dealer Agreement by Evergreen Investment Services, Inc. as of May 1, 2004. Incorporated by reference to the Registrant's Post-Effective Amendment No. 70 to Registration Statement on Form N-1A filed on July 29, 2004.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

9. Custodian Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 36 filed on February 28, 2002, Registration No. 333-37453.

10(a) Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 filed on July 29, 2003, Registration No. 333-37453.

(10(b) Rule 12b-1 Distribution Plan for Class R. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 64 filed on October 7, 2003, Registration No. 333-37453.

10(c) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Equity Trust's N-14AE filing on December 20, 2004, Registration No. 333-37453.

12. Tax Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Equity Trust's N-14AE filing on December 20, 2004, Registration No. 333-37453.

13. Not applicable.

14 Consent of KPMG LLP. Incorporated by reference to Evergreen Equity Trust's N-14AE filing on December 20, 2004, Registration No. 333-37453.

15. Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

17. Proxy Card. Contained herein.


Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of January 2005.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of January 2005.

/s/ Dennis H. Ferro                     /s/ Michael H. Koonce                   /s/ Carol A. Kosel
-----------------------                 -----------------------------           ------------------
Dennis H. Ferro*                         Michael H. Koonce*                     Carol A. Kosel*
President                                Secretary                              Treasurer
(Chief Executive Officer)                                                       (Principal Financial and
                                                                                Accounting Officer)

/s/ Charles A. Austin III              /s/ K. Dun Gifford                      /s/ William Walt Pettit
--------------------------              -----------------------                 -----------------------
Charles A. Austin III*                  K. Dun Gifford*                         William Walt Pettit*
Trustee                                 Trustee                                 Trustee


/s/ Gerald M. McDonnell                 /s/ Michael S. Scofield                 /s/ David M. Richardson
-----------------------                 -----------------------                 -----------------------
Gerald M. McDonnell*                    Michael S. Scofield*                    David M. Richardson*
Trustee                                 Chairman of the Board                   Trustee
                                        and Trustee

/s/ Richard J. Shima                    /s/ Russell A. Salton, III MD           /s/ Leroy Keith, Jr.
-------------------------               -----------------------------           ------------------------
Richard J. Shima*                       Russell A. Salton, III MD*              Leroy Keith, Jr.*
Trustee                                 Trustee                                 Trustee


/s/ Richard K. Wagoner                  /s/ Shirley L. Fulton
-------------------------               -----------------------------
Richard K. Wagoner*                     Shirley L. Fulton*
Trustee                                 Trustee

*By: /s/ Catherine F. Kennedy

----------------------------
Catherine F. Kennedy
Attorney-in-Fact

*Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

17                      Proxy Card

                                   EXHIBIT 17

                      PROXY CARD FOR EVERGREEN MASTERS FUND

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                             EVERGREEN MASTERS FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


The undersigned,  revoking all Proxies heretofore given, hereby appoints Maureen
E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Masters Fund, a series of Evergreen Equity Trust, ("Masters Fund") that the undersigned is entitled to vote at the special meeting of shareholders of Masters Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                      Date                 , 2005

                                      ----------------------------------------

                                      ----------------------------------------
                                      Signature(s) and Title(s), if applicable
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


1. To approve an Agreement and Plan of Reorganization whereby Evergreen Large Cap Equity Fund ("Large Cap Equity Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Masters Fund ("Masters Fund") in exchange for shares of Large Cap Equity Fund; and (ii) assume the identified liabilities of Masters Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                                  ---- FOR        ---- AGAINST      ---- ABSTAIN


2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                  ---- FOR        ---- AGAINST      ---- ABSTAIN